Loan # 002069

Loan Agreement - TerrAscend

Exhibit 10.10

LOAN AGREEMENT

BY AND BETWEEN

PELORUS FUND REIT, LLC,

AS LENDER,

TERRASCEND NJ LLC, HMS PROCESSING LLC, HMS HAGERSTOWN, LLC, AND HMS HEALTH, LLC,

COLLECTIVELY AS BORROWER,

TERRASCEND CORP. AND TERRASCEND USA, INC., WELL AND GOOD, INC. AND WDB HOLDING MD, INC.,

COLLECTIVELY AS GUARANTOR,

DATED AS OF OCTOBER 11, 2022

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

TABLE OF CONTENTS

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

ARTICLE I DEFINITIONS 2

1.1
Defined Terms 2
1.2
Exhibits and Schedules 34
1.3
Principles of Construction 34
1.4
Rates 34

ARTICLE II THE LOAN 35

2.1
Loan 35
2.2
Use of Funds 35
2.3
Loan Origination Fee; Exit Fee 35
2.4
Maturity Date 36
2.5
Intentionally Omitted 36
2.6
Effective Date; Closing Conditions 36
2.7
Interest on Loan 36
2.8
Loan Payments 37
2.9
Credit for Payments 37
2.10
Prepayment 38
2.11
Full Repayment and Release 39
2.12
Authorization 39
2.13
Recourse 40
2.14
Increased Costs Generally 40
2.15
Taxes 43
2.16
Appointment of Servicer and Delegation of Lender Rights 46
2.17
Original Issue Discount 46
2.18
Mitigation Obligations; Replacement of Lenders 46

ARTICLE III RESERVE ACCOUNTS GENERALLY 47

3.1
Reserve Accounts 47

ARTICLE IV REPRESENTATIONS AND WARRANTIES 48

4.1
Organization; Power; Special Purpose Entity 48
4.2
Authority; Enforceability 49
4.3
Ownership of Loan Parties 49
4.4
No Conflict 49
4.5
Consents and Authorizations 49
4.6
Financial Information 50
4.7
No Additional Liabilities of Borrower and/or Guarantors Not Previously Disclosed in Writing to Lender 50
4.8
Litigation; Adverse Effects; Condemnation 50
4.9
Payment of Taxes 51
4.10
Disclosure 51
4.11
Requirements of Law and Other Covenants 52
4.12
Property and Collateral Documents 52
4.13
Title to Assets; No Liens 53
4.14
Utilities 54
4.15
Leases 54
4.16
Affiliate Fees and Transactions 54
4.17
Defects 54

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

4.18
Patriot Act and Related Matters 54
4.19
ERISA 55
4.20
Investment Company Act; Public Utility Holding Company Act 56
4.21
Contracts 56
4.22
Solvency 56
4.23
Compliance with Law; Government Approvals 57
4.24
Use of Property 57
4.25
Use of Funds 57
4.26
Insurance 57
4.27
Common Enterprise 57

ARTICLE V REPORTING COVENANTS 58

5.1
Financial Statements and Other Financial and Operating Information 58
5.2
Environmental Notices 60
5.3
Accuracy of Information 60

ARTICLE VI OTHER COVENANTS 60

6.1
Existence 60
6.2
Compliance 60
6.3
Payment of Property Taxes, Assessments and Charges 61
6.4
Books and Records 61
6.5
Entry and Inspection 61
6.6
Intentionally Omitted 61
6.7
Loan Party Indebtedness 61
6.8
Leases 62
6.9
Subdivision Maps; Zoning; Joint Assessment 62
6.10
ERISA Compliance 62
6.11
Transfers 62
6.12
Liens 63
6.13
Patriot Act and Related Matters 63
6.14
Fundamental Changes 63
6.15
Special Purpose Entity 63
6.16
Maintenance; Waste; Alterations 64
6.17
Material Contracts 64
6.18
Cannabis Related Provisions 64
6.19
Additional Collateral; Further Assurances 65
6.20
Accounts 65
6.21
DSCR Period 65
6.22
Holding Company Covenant 66
6.23
Affiliate Fees 66
6.24
Post-Closing 66

ARTICLE VII CONSTRUCTION 66

7.1
Construction Work 66
7.2
Establishment of Construction Reserve Account 67

ARTICLE VIII INSURANCE; CASUALTY, CONDEMNATION AND

RESTORATION 67

8.1
Title Insurance 67
8.2
Property Insurance 68

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

8.3
Builder’s Risk Insurance 68
8.4
Liability Insurance 68
8.5
General Insurance Requirements 68
8.6
Restoration Proceeds 69
8.7
Restoration 71
8.8
Disbursement 72
8.9
Change in Insurance Requirements 72
8.10
Notification of Loss 73

ARTICLE IX EVENTS OF DEFAULT AND REMEDIES 73

9.1
Events of Default 73
9.2
Remedies upon Default 75
9.3
Remedies Cumulative 76
9.4
Lender Appointed Attorney-In-Fact 77
9.5
Lender’s Right to Perform 77
9.6
Affiliate Agreements 77
9.7
Borrower Cooperation 77
9.8
Operating Lease 78

ARTICLE X LOAN GUARANTY 78

10.1
Full Guaranty 78
10.2
Guaranty of Payment 78
10.3
No Discharge or Diminishment of Loan Guaranty 78
10.4
Defenses Waived 79
10.5
Rights of Subrogation 79
10.6
Subordination. 80
10.7
Reinstatement; Stay of Acceleration 80
10.8
Information 81
10.9
Maximum Liability 81
10.10
Contribution 81
10.11
Liability Cumulative 82

ARTICLE XI SECONDARY MARKET TRANSACTIONS 82

11.1
General 82
11.2
Register 83
11.3
Participations 83
11.4
Borrower Cooperation 83
11.5
Dissemination of Information 84
11.6
Change of Payment Date 84

ARTICLE XII MISCELLANEOUS 84

12.1
Performance by Lender 84
12.2
Actions 85
12.3
Nonliability of Lender 85
12.4
No Third Parties Benefited 86
12.5
Indemnity 86
12.6
Binding Effect; Assignment 87
12.7
Joint and Several Obligations 87
12.8
Counterparts; Electronic Signatures 87
12.9
Amendments; Waiver in Writing 88

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

12.10
Costs and Expenses 88
12.11
Intentionally Omitted 89
12.12
Survival 89
12.13
Notices 89
12.14
Further Assurances 90
12.15
Governing Law 90
12.16
Severability of Provisions 90
12.17
Headings 90
12.18
Time of the Essence; Delay Not a Waiver 90
12.19
Construction of Agreement 91
12.20
Brokers 91
12.21
Lender’s Discretion 91
12.22
Preferences 91
12.23
Waiver of Notice 91
12.24
Offsets, Counterclaims and Defenses 91
12.25
Waiver of Marshalling of Assets Defense 92
12.26
Arbitration; Submission to Jurisdiction; Waiver of Right to Trial by Jury 92
12.27
Additional Cannabis Terms 94
12.28
California Provisions 95

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

EXHIBITS AND SCHEDULES:

Exhibits:

EXHIBIT A-1 - Form of U.S. Tax Compliance Certificate EXHIBIT A-2 - Form of U.S. Tax Compliance Certificate EXHIBIT A-3 - Form of U.S. Tax Compliance Certificate EXHIBIT A-4 - Form of U.S. Tax Compliance Certificate

EXHIBIT B - Definition of “Special Purpose Entity” and Related Defined Terms Schedules:

Schedule 1 - List of Loan Documents Schedule 2.6 Conditions to Closing

Schedule 4.1 - Loan Parties Organizational Numbers Schedule 4.3 - Borrower Organizational Chart Schedule 4.16 - Affiliate Fees

Schedule 4.21 - Material Contracts Schedule 4.23 - Regulatory Licenses Schedule 6.20 - Certain Accounts

Schedule 6.7 - Existing Parent Indebtedness Schedule 6.24 - Post-Closing Obligations Schedule 7.1 - Construction Work

Schedule 7.2 - Approved Construction Budget Schedule 11.1 - List of Disqualified Lenders

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS ARE SUBJECT TO STRICT REQUIREMENTS FOR ONGOING REGULATORY COMPLIANCE BY THE PARTIES HERETO, INCLUDING, WITHOUT LIMITATION, REQUIREMENTS THAT THE PARTIES TAKE NO ACTION IN VIOLATION OF EITHER ANY STATE CANNABIS LAWS OR THE GUIDANCE OR INSTRUCTION OF THE REGULATOR. SECTION 12.27(b) CONTAINS SPECIFIC REQUIREMENTS AND COMMITMENTS BY THE PARTIES TO MAINTAIN FULLY THEIR RESPECTIVE COMPLIANCE WITH STATE CANNABIS LAWS AND THE REGULATOR. THE PARTIES UNDERSTAND THE REQUIREMENTS OF SECTION 12.27(b).

LOAN AGREEMENT

THIS LOAN AGREEMENT is made and entered into as of October 11, 2022, by and between TERRASCEND NJ LLC, a New Jersey limited liability company (“TerrAscend NJ”), HMS HAGERSTOWN, LLC a Delaware limited liability company (“MD Propco”), HMS PROCESSING, LLC, a Maryland limited liability company (“MD Opco 1”), HMS HEALTH, LLC, a Maryland limited liability company (“MD Opco 2” and, together with MD Opco 1, individually and collectively, as the context may require, “MD Opco”; each of TerrAscend NJ, MD Propco and MD Opco are referred to herein individually and collectively, as the context may require, as “Borrower”), TERRASCEND CORP., an Ontario corporation (“Canadian Parent”), TERRASCEND USA, INC., a Delaware corporation (“American Parent” and, together with Canadian Parent, individually and collectively, as the context may require, “Parent”), WELL AND GOOD, INC., a Delaware corporation, and WDB HOLDING MD, INC., a Maryland corporation (Well and Good, Inc., Parent and WDB Holding MD, Inc. are referred to herein individually and collectively, as the context may require, as “Guarantor”), and PELORUS FUND REIT, LLC, a Delaware limited liability company (together with its successors and/or assigns, “Lender”).

WITNESSETH:

WHEREAS, Borrower has requested that Lender provide Borrower with real estate secured financing (the “Loan”) in the amount of Forty Five Million Four Hundred Seventy Eight Thousand and 00/100 Dollars ($45,478,000.00) (the “Loan Amount”).

WHEREAS, Guarantor owns, directly or indirectly, beneficial ownership interests in Borrower and will derive substantial benefit from Lender making the Loan to Borrower;

WHEREAS, MD Propco has leased the MD Real Property to MD Opco, and MD Opco operates the Cannabis Business (as defined below) and holds the Regulatory Licenses with respect thereto;

WHEREAS, prior to the consummation of the Permitted Reorganization, TerrAscend NJ owns the NJ Real Property and operates the Cannabis Business (as defined below) and holds the Regulatory Licenses with respect thereto;

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

WHEREAS, Lender is willing to provide the Loan to Borrower, on the terms and conditions contained in this Agreement and the other Loan Documents.

NOW, THEREFORE, in consideration of the making of the Loan by Lender, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

ARTICLE I DEFINITIONS

1.1
Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth respectively after each:

“Accounting Standard” means GAAP or any other accounting method approved by Lender.

“ADA” means the Americans with Disabilities Act, 42 U.S.C. §§ 12101, et seq., as the same may be hereafter amended or modified.

“Adjusted EBITDA” means for any period, Net Income of Borrower for such period, plus, without duplication and to the extent deducted in determining Net Income for such period, the sum of (a) interest expense (including, without limitation, any interest component in respect of lease obligations, right of use assets and any revaluation thereof), (b) provision for taxes based on income, (c) depreciation expense, (d) amortization expense, (e) unusual or nonrecurring charges, expenses or losses (excluding losses from discontinued operations), (f) other non-cash charges, expenses or losses (excluding any such non-cash charge to the extent it represents an accrual or reserve for potential cash charge in any future period or amortization of a prepaid cash charge that was paid in a prior period, but including purchase accounting adjustments under ASC 805 under GAAP), minus, without duplication and to the extent included in determining Net Income for such period, the sum of (g) unusual or non-recurring gains and non-cash income,

(h) any other noncash income or gains increasing Net Income for such period (excluding any such non-cash gain to the extent it represents the reversal of an accrual or reserve for potential cash charge in any prior period), and (i) any gains realized from the disposition of property outside of the ordinary course of business, all as determined on a consolidated basis; provided, however that the adjustments pursuant to clause (e) may not exceed 30% of consolidated Adjusted EBITDA (without giving effect to any adjustments pursuant to clause (e)) for any given period.

“Adjusted Term SOFR” means Term SOFR plus 9.5%.

“Affiliate” of any Person is a Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person’s senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person’s managers and members.

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

“Affiliate Fees” is defined in Section 4.16.

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

“Agreement” means this Loan Agreement, as the same may be amended, restated, modified or supplemented from time to time.

“Applicable Interest Rate” has the meaning set forth in Section 2.7(d), as adjusted pursuant to this Agreement.

“Appraisal” means a written appraisal prepared by an MAI appraiser acceptable to Lender in its sole discretion and prepared in compliance with applicable regulatory requirements, including, without limitation, the Financial Institutions Recovery, Reform and Enforcement Act of 1989, as amended from time to time, and subject to Lender’s customary independent appraisal requirements.

“American Parent” is defined in the opening paragraph of this Agreement.

“Annual Budget” means the operating budget for the Loan Parties (including with respect to the Property), as amended from time to time in accordance with this Agreement.

“Anti-Money Laundering Laws” means those laws, regulations and sanctions, state and United States and/or Canadian, as applicable, federal, criminal and civil, that (a) limit the use of and/or seek the forfeiture of proceeds from illegal transactions; (b) limit commercial transactions with designated countries or individuals believed to be terrorists, narcotics dealers or otherwise engaged in activities contrary to the interests of the United States or Canada, as applicable; (c) require identification and documentation of the parties with whom a financial institution conducts business; or (d) are designed to disrupt the flow of funds to terrorist organizations. Such laws, regulations and sanctions shall be deemed to include the Money Laundering Control Act of 1986, as amended, the Patriot Act, the Bank Secrecy Act, the Trading with the Enemy Act, 50 U.S.C. App. Section 1 et seq., the International Emergency Economic Powers Act, 50 U.S.C. Section 1701 et seq., and the sanction regulations promulgated pursuant thereto by the OFAC, as well as laws relating to prevention and detection of money laundering in 18 U.S.C. Sections 1956 and 1957.

“Approved Construction Budget” means the construction budget attached hereto as Schedule 7.2, as the same may be amended from time to time with the approval of Lender (and the Approved Construction Budget and Schedule 7.2 shall be deemed to be updated to the extent such approval is obtained).

“Bankruptcy Action” means with respect to any Person (a) such Person filing a voluntary petition under the Bankruptcy Code or any other Federal or state bankruptcy or insolvency law; (b) the filing of an involuntary petition against such Person under the Bankruptcy Code or any other Federal or state bankruptcy or insolvency law; (c) such Person filing an answer consenting to or otherwise colluding or acquiescing in or joining in any involuntary petition filed against it, by any other Person under the Bankruptcy Code or any other Federal or state bankruptcy or insolvency law; or soliciting or causing to be solicited petitioning creditors for any involuntary petition from any Person; (d) the appointment of a custodian, receiver, trustee, or examiner for such Person or any portion of the Property; (e) such Person making an assignment for the benefit of creditors, or admitting, in writing or in any legal proceeding, its insolvency or inability to pay its debts as they become due; or (f) such Person commencing (or have commenced against it) a

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

proceeding for the dissolution or liquidation of it.

“Bankruptcy Proceeding” is defined in Section 10.6(a).

“Bankruptcy Code” means the Bankruptcy Reform Act of 1978, 11 U.S.C. §101- 1330, as the same may be hereafter amended or modified.

“Base Rate” means, on any day, the greatest of (a) the Floor, (b) the Federal Funds Rate in effect on such day plus ½%, (c) Term SOFR for a one-month tenor in effect on such day; provided that this clause (c) shall not be applicable during any period in which Term SOFR is unavailable or unascertainable, and (d) the U.S. prime rate as published in The Wall Street Journal’s “Money Rates” table for such day or such other rate of interest publicly announced by Lender from time to time as its prime rate in effect (which is not necessarily the best or lowest rate of interest charged as a prime rate). If multiple prime rates are quoted in such table, then the highest U.S. prime rate quoted therein shall be the prime rate. In the event that a U.S. prime rate is not published in The Wall Street Journal’s “Money Rates” table for any reason or The Wall Street Journal is not published that day in the United States of America for general distribution, Lender will choose a substitute U.S. prime rate, for purposes of calculating the interest rate applicable hereunder, which is based on comparable information, until such time as a prime rate is published in The Wall Street Journal’s “Money Rates” table. Each change in the Base Rate shall become effective without notice to Borrower on the effective date of each such change.

“Base Rate Loan” means each portion of the Loan to the extent that it that bears interest at a rate determined by reference to the Base Rate.

“Base Rate Term SOFR Determination Day” has the meaning specified therefor in the definition of “Term SOFR”.

“Benchmark” means, initially, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.14(a)(iii)(A).

“Benchmark Replacement” means, with respect to any Benchmark Transition Event, the sum of (a) the alternate benchmark rate that has been selected by Lender and Borrower giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for Dollar-denominated syndicated credit facilities and (b) the related Benchmark Replacement Adjustment; provided that if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement shall be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

adjustment, or method for calculating or determining such spread adjustment (which may be a

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

positive or negative value or zero) that has been selected by Lender and Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body, or

(b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities.

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(a)
in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and

(ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide such Benchmark (or such component thereof); or

(b)
in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by or on behalf of the administrator of such Benchmark (or such component thereof) or the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative or non-compliant with or non-aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks; provided, that such non-representativeness, non-compliance, or non-alignment will be determined by reference to the most recent statement or publication referenced in such clause (c);

(c)
For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(a)
a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof);

(b)
a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board of Governors, the Federal Reserve Bank of New York, an insolvency official with

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof); or

(c)
a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) or the regulatory supervisor for the administrator of such Benchmark (or such component thereof) announcing that such Benchmark (or such component thereof) is not, or as of a specified future date will not be, representative or in compliance with or aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks.

“Benchmark Transition Start Date” means, in the case of a Benchmark Transition Event, the earlier of (a) the applicable Benchmark Replacement Date and (b) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication).

“Benchmark Unavailability Period” means the period (if any) (x) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.14(a)(iii) and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.14(a)(iii).

“Blocked Account” means the commercial deposit account to be established by MD Propco at Blocked Account Bank over which Lender will have exclusive control for withdrawal purposes pursuant to a Control Agreement.

“Blocked Account Bank” means ParkeBank, or such other bank as shall be approved by Lender.

“Board of Governors” means the Board of Governors of the Federal Reserve System of the United States (or any successor).

“Borrower” is defined in the opening paragraph of this Agreement.

“Business Day” means any day, other than a Saturday, Sunday or any other day on which the New York Stock Exchange or the Federal Reserve Bank of New York is not open for business or which is a day on which banking institutions located in the State or the Province of Ontario are required or authorized by law or other governmental action to close.

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

“Canadian Parent” is defined in the opening paragraph of this Agreement.

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

“Cannabis Business” shall mean the business of acquiring, cultivating, manufacturing, extracting, testing, producing, processing, possessing, selling (at retail or wholesale), dispensing, distributing, transporting, packaging, labeling, marketing or disposing of cannabis, marijuana or related substances or products containing or relating to the same, and all ancillary activities related to the foregoing, including leasing any real property on which any such activity is conducted.

“Cash Equivalents” means (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States or issued by any agency thereof and backed by the full faith and credit of the United States, (b) marketable direct obligations issued or fully guaranteed by any state of the United States or any political subdivision of any such state or any public instrumentality thereof, (c) commercial paper, (d) certificates of deposit, time deposits, overnight bank deposits or bankers’ acceptances, (e) Deposit Accounts, (f) repurchase obligations of any commercial bank or recognized securities dealer, (g) debt securities with maturities of six (6) months or less from the date of acquisition backed by standby letters of credit issued by any commercial bank, and (h) investments in money market funds substantially all of whose assets are invested in the types of assets described in clauses (a) through (g) above.

“Casualty” is defined in Section 8.1.

“Casualty Retainage” is defined in Section 8.8(b).

“Cell Tower Lease” means that certain land lease agreement dated as of February 23, 2017 among Deckenbach Family Limited Partnership, as lessor (the “Original Lessor”), and New York SMSA Limited Partnership d/b/a Verizon Wireless assigned by the Original Lessor to TerrAscend NJ pursuant to that certain assignment and assumption of lease agreement dated as of February 12, 2019 among Original Lessor and TerrAsc.

“Change in Cannabis Law” means any adverse change after the Effective Date in Federal Cannabis Laws or State Cannabis Laws, or the application or interpretation thereof by any Governmental Authority, (a) that would make it unlawful for Lender to (i) continue to be a party to any Loan Document, (ii) perform any of its obligations under any Loan Document, or (iii) to fund or maintain the Loan, (b) pursuant to which any Governmental Authority has enjoined any Lender from (i) continuing to be a party to any Loan Document, (ii) performing any of its obligations under any Loan Document, or (iii) funding or maintaining the Loans, (c) pursuant to which any Governmental Authority requires (i) confidential information from or disclosure of confidential information about Lender or its Affiliate or any investor therein, or (ii) Lender to obtain any license, permit, or other authorization to, in each case, (A) continue to be a party to any Loan Document, (B) perform any of its obligations under any Loan Document, or (C) to fund or maintain the Loans, or (d) that would impair Lender’s ability to foreclose upon or otherwise deal with the Collateral.

“Change in Control” means (a) with respect to Canadian Parent, (i) any person or group of persons acting jointly or in concert (as such expression is defined in National Instrument 62-104 Take-Over Bids and Issuer Bids adopted by the Canadian Securities Regulatory Authorities (as such Instrument may be amended from time to time)) beneficially owns, directly or indirectly,

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

more than 50% or more of the Equity Interests of the Canadian Parent entitled to vote for members

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

of the board of directors or equivalent governing body of the Canadian Parent on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right), (ii) any person or group of persons, acting jointly or in concert (as such expression is defined in National Instrument 62-104 Take-Over Bids and Issuer Bids adopted by the Canadian Securities Regulatory Authorities (as such Instrument may be amended from time to time)) acquires the power to direct, or cause the direction of, management, business or policies of the Canadian Parent, whether through the ability to exercise voting power, by contract or otherwise, or (iii) any person or group of persons acting jointly or in concert (as such expression is defined in National Instrument 62-104 – Take-Over Bids and Issuer Bids adopted by the Canadian Securities Regulatory Authorities (as such Instrument may be amended from time to time)) succeed in having a sufficient number of nominees elected to the board of directors of the Canadian Parent that such nominees, when added to any existing director remaining on the board of directors of the Canadian Parent, will constitute a majority of the board of directors of the Canadian Parent; (b) with respect to any Loan Party other than Canadian Parent or TerrAscend NJ, Canadian Parent shall cease to own, directly or indirectly, free and clear of all Liens or other encumbrances, 100% of the outstanding voting Equity Interests of such Loan Party on a fully diluted basis; and (c) with respect to TerrAscend NJ, Canadian Parent shall cease to indirectly own, free and clear of all Liens or other encumbrances, at least 87.5% of the outstanding voting Equity Interests of TerrAscend NJ on a fully diluted basis.

“Change in Law” means the occurrence after the date of this Agreement of: (a) the adoption or effectiveness of any law, rule, regulation, judicial ruling, judgment or treaty, (b) any change in any law, rule, regulation, judicial ruling, judgment or treaty or in the administration, interpretation, implementation or application by any Governmental Authority of any law, rule, regulation, guideline or treaty, (c) any new, or adjustment to, requirements prescribed by the Board of Governors for “Eurocurrency Liabilities” (as defined in Regulation D of the Board of Governors), requirements imposed by the Federal Deposit Insurance Corporation, or similar requirements imposed by any domestic or foreign governmental authority or resulting from compliance Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority and related in any manner to SOFR, the Term SOFR Reference Rate, or Term SOFR, or (d) the making or issuance by any Governmental Authority of any request, rule, guideline or directive, whether or not having the force of law; provided that notwithstanding anything in this Agreement to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives concerning capital adequacy promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities shall, in each case, be deemed to be a “Change in Law,” regardless of the date enacted, adopted or issued.

“Code” means the Internal Revenue Code of 1986, as the same may be hereafter amended or modified.

“Collateral” means all of Borrower’s now owned or hereafter acquired right, title and interest in and to all property, including, without limitation, each of the following:

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

(a)
all of its Accounts;

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

(b)
all of its Books and Records;

(c)
all of its Chattel Paper;

(d)
all of its Deposit Accounts;

(e)
all of its Equipment and Fixtures;

(f)
all of its General Intangibles;

(g)
all of its Inventory;

(h)
all of its Investment Property;

(i)
all of its Negotiable Instruments;

(j)
all of its Supporting Obligations;

(k)
all of its Commercial Tort Claims;

(l)
all of its money, Cash Equivalents, or other assets that now or hereafter come into the possession, custody, or control of Lender;

(m)
all Property; and

(n)
all of the proceeds (as such term is defined in the Code) and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance or Commercial Tort Claims covering or relating to any or all of the foregoing, and any and all Accounts, Books and Records, Chattel Paper, Deposit Accounts, Equipment, Fixtures, General Intangibles, Inventory, Investment Property, Negotiable Instruments, Supporting Obligations, money, or other tangible or intangible property resulting from the sale, lease, license, exchange, collection, or other disposition of any of the foregoing, the proceeds of any award in condemnation with respect to any of the foregoing, any rebates or refunds, whether for taxes or otherwise, and all proceeds of any such proceeds, or any portion thereof or interest therein, and the proceeds thereof, and all proceeds of any loss of, damage to, or destruction of the above, whether insured or not insured, and, to the extent not otherwise included, any indemnity, warranty, or guaranty payable by reason of loss or damage to, or otherwise with respect to any of the foregoing (the “Proceeds”). Without limiting the generality of the foregoing, the term “Proceeds” includes whatever is receivable or received when Investment Related Property or proceeds are sold, exchanged, collected, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes proceeds of any indemnity or guaranty payable to Borrower or Lender from time to time with respect to any of the Investment Related Property; provided, however, the Collateral shall not include any Excluded Asset.

“Complete” or “Completion” means the Construction Work and the Property shall satisfy the following conditions: (a) a permanent certificate (or certificates) of occupancy for the

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

Construction Work has been issued and delivered to Lender; (b) Borrower has furnished Lender with final lien waivers with respect to the Construction Work and work related thereto; and

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

(c) Borrower shall have delivered to Lender: (i) the final as built plans and specifications for the Construction Work; (ii) the licenses and permits that are required for the operation or occupancy of the Property shall have been unconditionally issued to Borrower; (iii) a certificate from Borrower stating that: (A) the Construction Work has been completed in a good and workmanlike manner, (B) the Property as so completed complies with all applicable Legal Requirements; (C) no written notices from any Governmental Authority of any claimed violations of applicable Legal Requirements arising from the development or operation of the Property which have not been cured were served upon Borrower or (to Borrower’s knowledge) any contractor or subcontractor, and (D) no circumstances exist which are reasonably likely to give rise to the issuance of any such notice of claimed violation; and (iv) a certificate (in form and substance reasonably acceptable to Lender) from Borrower stating that each such Person has been paid in full, for all Construction Work performed and/or materials furnished by such party, such Officer’s Certificate to be accompanied by lien waivers or other evidence of payment satisfactory to Lender, (v) Lender shall have received a title search indicating that the Property is free from all liens, claims and other encumbrances not previously approved by Lender, (v) Lender shall have received such other evidence as Lender shall reasonably request that the Construction Work shall have been completed and (vi) Lender shall have received evidence reasonably satisfactory to Lender that Borrower is current in payment and otherwise in compliance with the terms of any insurance financing arrangements. Wherever the word “completion” (or any derivations thereof) is used herein but not capitalized, it shall have the ordinary meaning given such term in light of the context in which it appears.

“Compliance Certificate” means a certificate in form and substance reasonably acceptable to Lender and signed by the chief financial officer of Canadian Parent (a) evidencing Debt Service Coverage Ratio for the immediately prior Fiscal Quarter, (b) listing all Permitted Indebtedness or Permitted Parent Indebtedness consisting of intercompany loans to any Loan Parties and certifying that the same constitute Permitted Indebtedness or Permitted Parent Indebtedness, as applicable and (c) including an acknowledgment and agreement signed by the holder(s) of all such Indebtedness that (i) such Indebtedness shall be subordinate to the Loan, and that no payments of same shall be accepted so long as any portion of the Obligations remain outstanding, (ii) such Indebtedness shall be subject to the provisions of Section 9.6 of this Agreement and (iii) such acknowledgment and agreement may be enforced by Lender against such holder.

“Compliance Notice” is defined in Section 12.27(b)(ii). “Condemnation Proceeds” is defined in Section 8.6(a)

“Conforming Changes” means, with respect to either the use or administration of Term SOFR or the use, administration, adoption, or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period,” or any similar or analogous definition (or the addition of a concept of “interest period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment notices, the applicability and length of lookback periods, and other technical, administrative or operational matters) that Lender decides may be appropriate to reflect the adoption and implementation of such Benchmark

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

Replacement and to permit the use and administration thereof by Lender in a manner substantially consistent with market practice (or, if Lender decides that adoption of any portion of such market practice is not administratively feasible or if Lender determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as Lender decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Construction Costs” means the costs incurred by Borrower in connection with the construction of the Construction Work.

“Construction Reserve Account” is defined in Section 7.2. “Construction Reserve Funds” is defined in Section 2.1. “Construction Work” is defined in Section 7.1.

“Control” means the possession, directly or indirectly, of the power to cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, family relationship or otherwise; and the terms “controls”, “controlling” and “controlled” have the meanings correlative to the foregoing.

“Control Agreement” means a control agreement, restricted account agreement or similar agreement or document, in each case in form and substance reasonably satisfactory to Lender and entered into for the purpose of perfecting a security interest in the Blocked Account.

“Cookies License” means (a) that certain Retail License Agreement dated as of August 18, 2021 among Cookies Creative Consulting & Promotions, Inc. and TerrAscend NJ, as amended from time to time, and (b) that certain Amended and Restated License and Packaging Agreement dated as of February 23, 2022 among Creative Consulting & Promotions, Inc., 1L Botanicals LLC and TerrAscend NJ, as amended from time to time (including, without limitation, pursuant to that First Amendment to Amended and Restated License and Packaging Agreement effective July 15, 2022 among Creative Consulting & Promotions, Inc., 1L Botanicals LLC and TerrAscend NJ).

“Damages” means, with respect to any Person, any and all liabilities, obligations, losses, demands, damages, penalties, assessments, actions, causes of action, judgments, proceedings, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including reasonable attorneys’ fees and other costs of defense and/or enforcement whether or not suit is brought), fines, charges, fees, settlement costs and disbursements imposed on, incurred by or asserted against such party, whether based on any federal, state, local or foreign laws, statutes, rules or regulations (including securities and commercial laws, statutes, rules or regulations and Hazardous Materials Laws), on common law or equitable cause or on contract or otherwise; provided, however, that “Damages” shall not include special, consequential or punitive damages,

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

except to the extent imposed upon Lender by one or more third parties.

“Debt” means the outstanding principal balance of the Loan, together with all interest accrued and unpaid thereon and all other sums due from any Loan Party under the Loan Documents.

“Debt Service” as of any date, means the interest due on the outstanding principal balance of the Loan, as of such date, at the Applicable Interest Rate in effect as of such date, together with the principal reduction payment, if any, required on such date pursuant to this Agreement.

“Debt Service Coverage Ratio” means for Borrower, determined on a consolidated basis for the relevant period, the ratio of Adjusted EBITDA to Debt Service for such period.

“Default” means a condition or event which has occurred and which, after notice or lapse of time, or both, would constitute an Event of Default if that condition or event were not cured within any applicable cure period.

“Default Interest Rate” means a rate per annum equal to the lesser of (i) Adjusted Term SOFR plus eight percent (8%), or (ii) if such increased rate of interest may not be collected under applicable law, then at the maximum rate of interest, if any, which may be collected from Borrower under applicable law.

“DSCR Period” means any period during which the Debt Service Coverage Ratio has declined below 1.75:1.00 as demonstrated by the Compliance Certificate delivered together with financial statements pursuant to Section 5.1(e), subject to review and approval by Lender. A DSCR Period shall end (i) upon the Debt Service Coverage Ratio being greater than or equal to

1.75:1.00 for each of two (2) consecutive Fiscal Quarters as demonstrated by the Compliance Certificate delivered together with the financial statements pursuant to Section 5.1(e), subject to review and approval by Lender, or (ii) upon the prepayment of principal to Lender by Borrower causing the Debt Service Coverage Ratio as of the last day of each of two (2) consecutive Fiscal Quarters, calculated on a pro forma basis for each such Fiscal Quarter after giving effect to such prepayment, to be greater than or equal to 1.75:1.00.

“DSCR Required Payment Amount” means the difference between (a) the Adjusted EBITDA of Borrower that would be required to cause the DSCR to equal 1.75:1.00 and

(b) the actual Adjusted EBITDA of Borrower, in each case as of the end of the Fiscal Quarter ending immediately prior to the commencement of the DSCR Period or the immediately preceding Fiscal Quarter during the DSCR Period, as applicable.

“Effective Date” is defined in Section 2.5.

“Embargoed Person” means any Person subject to trade restrictions under any Federal Trade Embargo.

“Environmental Indemnity Agreement” means that certain Environmental

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

Indemnity Agreement executed and delivered by the Loan Parties collectively and jointly and severally in favor of Lender pursuant to this Agreement, as the same may be amended, restated, modified or supplemented from time to time.

“Equity Interests” means (a) partnership interests (general or limited) in a partnership; (b) membership interests in a limited liability company; (c) shares or stock interests in a corporation; and (d) the beneficial ownership interests in a trust.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended or re-codified from time to time, and the regulations promulgated thereunder.

“ERISA Affiliate” is defined in Section 4.18.

“Event of Default” means each of those events so designated in Section 9.1. “Excluded Assets” means (a) any asset or property in which Lender is prohibited from taking, or any Local Loan Party is prohibited from granting, a security interest in or to pursuant to the express provisions of any State Cannabis Law or any other Legal Requirement; provided, however, “Excluded Assets” shall not include (i) such assets or property to the extent any such prohibition would be rendered ineffective under applicable law or principles of equity, and (ii) the proceeds of any such assets or property (including proceeds from the sale, license, lease or other disposition thereof), and provided further, upon such prohibition ceasing to exist, including pursuant to an approval or consent from the applicable Governmental Authority, such assets and property shall automatically no longer be considered “Excluded Assets” and shall become part of the Collateral, (b) rights held under a license that are not assignable by their terms without the consent of the licensor thereof (but only to the extent such restriction on assignment is effective under Section 9-406, 9-407, 9-408 or 9-409 of the Code (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity); (c) any interest of a Borrower in respect of any equipment lease permitted hereunder if such Borrower is prohibited by the terms of such lease from granting a security interest in respect thereof or under which such an assignment or Lien would cause a default to occur under such lease; provided, however, that upon termination of such prohibition, such interest shall immediately become Collateral without any action by such Local Loan Party or Lender.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Lender or any other recipient of payments to be made by or on account of any obligation of any Loan Party hereunder or under any other Loan Document, or required to be withheld or deducted from a payment to the Lender or any other recipient of payments to be made by or on account of any obligation of any Loan Party hereunder or under any other Loan Document:

(a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Lender or other recipient being organized under the laws of, or having its principal office or its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in the Loan or Obligation pursuant to a law in effect on the date on which (i) such Lender acquires such interest

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

in the Loan or Obligation or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.15, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Lender’s or other recipient’s failure to comply with Section 2.15(e), (d) Canadian federal withholding Taxes imposed on a payment made to a Lender or other recipient solely as a result of: (i) such Lender or other recipient not dealing at arm’s length (for the purposes of the Tax Act) with Canadian Parent at the time of such payment, (ii) such Lender or other recipient being a “specified non-resident shareholder” (as defined in subsection 18(5) of the Tax Act) of Canadian Parent or not dealing at arm’s length (for the purposes of the Tax Act) with a “specified shareholder” of Canadian Parent, or (iii) Canadian Parent being a “specified entity” (as defined in subsection 18.4(1) of the proposals to amend the Tax Act released by the Minister of Finance (Canada) on April 29, 2022) in respect of the Lender or other recipient, except where the non-arm’s length relationship arises, such Lender or other recipient is a “specified non-resident shareholder” of Canadian Parent or is not dealing at arm’s length with a “specified shareholder” of Canadian Parent, or Canadian Parent is a “specified entity” in respect of the Lender or other recipient, as applicable, in connection with or as a result of the Lender or other recipient having become a party to, received or perfected a security interest under or received or enforced any rights under, any Loan Document and (e) any withholding Taxes imposed under FATCA.

“Existing Lease” is defined in Section 4.15.

“Existing Parent Indebtedness” means the Indebtedness existing on the Effective Date and disclosed in Schedule 6.7.

“Exit Fee” is defined in Section 2.3(b).

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code.

“Federal Cannabis Law” shall mean any federal Legal Requirement as such relates, either directly or indirectly, to the cultivation, harvesting, production, distribution, sale and possession of cannabis, marijuana or related substances or products containing or relating to the same, including the prohibition on drug trafficking under 21 U.S.C. § 841(a), et seq., the conspiracy statute under 18 U.S.C. § 846, the bar against aiding and abetting the conduct of an offense under 18 U.S.C. § 2, the bar against misprision of a felony (concealing another’s felonious conduct) under 18 U.S.C. § 4, the bar against being an accessory after the fact to criminal conduct under 18 U.S.C. § 3, and federal money laundering statutes under 18 U.S.C. §§ 1956, 1957, and 1960 and the regulations and rules promulgated under any of the foregoing.

“Federal Funds Rate” means, for any period, a fluctuating interest rate per annum

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

equal to, for each day during such period, the weighted average of the rates on overnight Federal

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

funds transactions with members of the Federal Reserve System, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Lender from three Federal funds brokers of recognized standing selected by it (and, if any such rate is below zero, then the rate determined pursuant to this definition shall be deemed to be zero).

“Federal Trade Embargo” means any federal law imposing trade restrictions, or economic or financial sanctions, including (i) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended), (ii) the International Emergency Economic Powers Act (50 U.S.C. §§ 1701 et seq., as amended), (iii) Executive Order 13224, (iv) the PATRIOT Act, and

(v) any enabling legislation or executive order relating to the foregoing.

“Financing Statements” means (i) any financing statement describing Collateral to perfect Lender’s Lien in any of the Collateral, including, without limitation those describing the Collateral as “all personal property” or “all assets” or words of similar effect, and (ii) any amendment or continuation of any filed financing statement, and listing the applicable Local Loan Party as debtor and Lender as secured party.

“Fiscal Quarter” means each three (3)-month period ending on March 31, June 30, September 30 and December 31 of each year or such other fiscal quarter as the applicable Loan Party may select from time to time with the prior written consent of Lender, such consent not to be unreasonably withheld.

“Fiscal Year” means the twelve (12)-month period ending on December 31 of each year or such other fiscal year as the applicable Loan Party may select from time to time with the prior written consent of Lender, such consent not to be unreasonably withheld.

“Floor” means a rate of interest equal to two and one-half percent (2.5%). “Foreign Lender” means (a) if Borrower is a U.S. Person, a Lender that is not a

U.S. Person, and (b) if Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which Borrower is resident for tax purposes.

“GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accounts and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination

“Government Approval” means, with respect to any Person, any action, authorization, consent, approval, license, lease, ruling, permit, privilege, franchise, variance, concession, grant, certification, exemption, filing or registration by or from any Governmental Authority, and any other contractual obligation with, any Governmental Authority, including all licenses, permits, allocations, authorizations, approvals and certificates obtained by or in the name

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

of, or assigned to, any Loan Party and used in connection with the ownership, construction, operation, use or occupancy of the Property or its operations, including building permits, zoning and planning approvals, business licenses, licenses to conduct business, certificates of occupancy and all such other permits, licenses and rights in each case whether or not having the force of law and applicable to or binding upon such Person or any of its property or operations or to which such Person or any of its property or operations is subject.

“Governmental Authority” means any national, federal, state, regional or local government, or any other political subdivision of any of the foregoing, in each case with jurisdiction over the applicable Loan Party, the Property, or any Person with jurisdiction over the applicable Loan Party or the Property exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Government Lists” means (a) the Specially Designated Nationals and Blocked Persons Lists maintained by Office of Foreign Assets Control (“OFAC”); (b) any other list of terrorists, terrorist organizations or narcotics traffickers maintained pursuant to any of the Rules and Regulations of OFAC that Lender notified Borrower in writing is now included in Government Lists; or (c) any similar lists maintained by the United States Department of State, the United States Department of Commerce or any other government authority or pursuant to any Executive Order of the President of the United States of America that Lender notified Borrower in writing is now included in Government Lists.

“Guaranteed Obligations” is defined in Section 10.1.

“Guarantor” is defined in the opening paragraph of this Agreement, together with each other Person that may be joined hereto from time to time as a Guarantor.

“Guarantor Payment” is defined in Section 10.10(a).

“Harmony Assets” means the assets comprised of the proposed cultivation and processing site located at 166 Brainards Road, Phillipsburg, NJ 08865.

“Hazardous Materials” means oil; flammable explosives; asbestos; urea formaldehyde insulation; radioactive materials; fungi or bacterial matter which reproduces through the release of spores or the splitting of cells, including, without limitation, mold, mildew, and viruses, whether or not living; any substance that is then defined or listed in, or otherwise classified or regulated pursuant to, any Hazardous Materials Laws as a “hazardous substance”, “hazardous material”, “hazardous waste,” “infectious waste,” “toxic substance,” “toxic pollutant,” “pollutant,” “contaminant” or any other formulation intended to define, list, or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, toxicity, reproductive toxicity, or “EP toxicity”; gasoline and any other petroleum and drilling fluids, produced waters, and other wastes associated with the exploration, development or production of crude oil, natural gas, or geothermal resources; and/or petroleum products, polychlorinated biphenyls, per- and polyflouroalkyl substances (PFAS), urea formaldehyde, radon gas, radioactive matter, lead and lead based paint, medical waste, fugitive dust emissions, and toxic mold and other harmful biological agents. “Hazardous Materials” shall not include commercially reasonable

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

amounts of such materials used in the ordinary course of operation of the Property which are used

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

and stored at all times in accordance with all then applicable Hazardous Materials Laws.

“Hazardous Materials Laws” collectively means and includes all present and future federal, state and local laws and any amendments (whether common law, statute, rule, order, regulation or otherwise), permits, and other requirements or guidelines of governmental authorities applicable to the Property and relating to health and safety, the environment and environmental conditions or to any Hazardous Materials or any activity relating thereto (including, without limitation, CERCLA, the Federal Resource Conservation and Recovery Act of 1976, 42 U.S.C.

§ 6901, et seq., the Hazardous Materials Transportation Act, 49 U.S.C. § 5101, et seq., the Federal Water Pollution Control Act, 33 U.S.C. § 1251, et seq., the Clean Air Act, 42 U.S.C. § 7401, et seq., the Toxic Substances Control Act, 15 U.S.C. § 2601 2692, the California Waste Quality Improvement Act and California Health and Safety Code §§ 25117 and 25316, the Carpenter- Presley-Turner Hazardous Substance Account Act, California Health and Safety Code § 25300 et seq., the Hazardous Waste Control Act, California Health and Safety Code § 25100, et seq., the Medical Waste Management Act, California Health and Safety Code § 25105, et seq., the Porter- Cologne Water Quality Control Act, California Water Code § 13000, et seq., the Safe Drinking Water and Toxic Enforcement Act of 1986, California Health and Safety Code § 25219.5- 25249.13, the Underground Storage of Hazardous Substances Act, California Health and Safety Code § 25280-25299.8, the Safe Drinking Water Act, 42 U.S.C. § 300f 300j, the Emergency Planning and Community Right To Know Act, 42 U.S.C. § 11001, et seq., the Occupational Safety and Health Act, 29 U.S.C. § 651 et seq., the Federal Insecticide, Fungicide and Rodenticide Act, the Endangered Species Act, the National Environmental Policy Act, the River and Harbors Appropriation Act, and any so called “Super Fund” or “Super Lien” law, environmental laws administered by the United States Environmental Protection Agency, any similar state and local laws, regulations and guidelines, as well as the regulations and guidelines of the Department of Housing and Urban Development, the Occupational Safety and Health Administration, the California Department of Toxic Substances Control and any Regional Water Quality Control Board with jurisdiction and all amendments thereto and all regulations, orders, decisions, and decrees now or hereafter promulgated thereunder).

“Hazardous Materials Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of any Loan Party directly or indirectly resulting from or based upon (a) any violation of any Hazardous Materials Laws, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) any exposure to any Hazardous Materials,

(d) the Release or threatened Release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Improvements” means all improvements or fixtures now or hereafter located on any Real Property.

“Indebtedness” of a Person, at a particular date, shall mean the sum (without duplication) at such date of (a) all indebtedness or liability of such Person (including, without limitation, amounts for borrowed money and indebtedness in the form of mezzanine debt or preferred equity); (b) obligations evidenced by bonds, debentures, notes, or other similar

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

instruments; (c) obligations for the deferred purchase price of property or services (including trade

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

obligations); (d) obligations under letters of credit; (e) obligations under acceptance facilities;

(f) all guaranties, endorsements (other than for collection or deposit in the ordinary course of business) and other contingent obligations to purchase, to provide funds for payment, to supply funds, to invest in any Person or entity, or otherwise to assure a creditor against loss;

(g) obligations under PACE Loans, and (h) obligations secured by any Liens, whether or not the obligations have been assumed (other than the Permitted Encumbrances).

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes.

“Information Certificate” means the information certificate dated on or about the date hereof delivered to Lender by each Loan Party.

“Insurance Premiums” means all premiums payable in respect of the insurance policies required hereunder.

“Insurance Proceeds” is defined in Section 8.6(a).

“Interest Period” means (a) the period from the date of the initial advance under the Note through last day of the calendar month in which the initial advance occurs, and (b) each period thereafter from the first (1st) day of each calendar month through the last day of each calendar month; except that the Interest Period, if any, that would otherwise commence before and end after the Maturity Date shall end on the Maturity Date. Notwithstanding the foregoing, if Lender shall have elected to change the date on which scheduled payments under the Loan are due, as described in the definition of “Payment Date”, from and after the effective date of such election, each Interest Period shall commence on the day of each month in which occurs such changed Payment Date and end on the day immediately preceding the following Payment Date, as so changed.

“Investor” and “Investors” have the meaning given to such term in Section 11.4. “IRS” means the United States Internal Revenue Service.

“KingSett Loan” means that certain $7,250,000 1st mortgage term loan made pursuant to that certain commitment letter dated as of June 12, 2020 among TerrAscend Canada Inc. (a Subsidiary of the Canadian Parent), as borrower, Canadian Parent, as guarantor, and KingSett Mortgage Corporation, as lender in respect of an industrial facility located as 3610 Mavis Road, Mississauga, Ontario (the “Mississauga Property”) and secured by (a) a registered

$7,250,000 first priority mortgage/charge registered on title to the Mississauga Property, (b) a guarantee from the Canadian Parent in favor of KingSett Mortgage Corporation pursuant to that certain Guarantee dated June 19, 2020 (the “KingSett Guaranty”), and (c) a general security agreement by Canadian Parent in favor KingSett Mortgage Corporation (a copy of which cannot be located by Canadian Parent as at the Effective Date).

“Late Payment Charge” is defined in Section 2.7(c).

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

“Lease” means any lease and other agreements or arrangements affecting the use or occupancy of all or any portion of the Property now in effect or hereafter entered into (including all lettings, subleases, licenses, concessions, tenancies and other occupancy agreements covering or encumbering all or any portion of the Property), together with any guarantee, supplement, amendment, modification, extension and/or renewal of the same.

“Legal Requirements” means (a) all statutes, laws (including, without limitation, Hazardous Materials Laws and State Cannabis Laws), rules, rule of common law, orders, regulations, ordinances, judgments, orders, decrees and injunctions of Governmental Authorities, approval, concession, grant, franchise, license, agreement, directive, guideline, policy, requirement, or other governmental restriction or any similar form of decision of, or determination by, or any interpretation or administration of any of the foregoing by, any Governmental Authority, whether now or hereinafter in effect and, in each case, as amended (including any thereof pertaining to land use, zoning and building ordinances and codes applicable to the Property) affecting any Loan Party, the Loan Documents, the Property or any other Collateral, or any part thereof, and all permits and regulations relating thereto, (b) all covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or known to any Loan Party, at any time in force affecting the Property, the other Collateral, or any part thereof, (c) terms of any insurance Policy maintained by or on behalf of any Loan Party, and (d) the organizational documents of each Loan Party, excluding (i) Federal Cannabis Law to the extent its then effective provisions forbid or restrict the conduct of Cannabis Activities and (ii) any other U.S. federal law which by extension would be violated solely because a Cannabis Activity violates the then effective provisions of any Federal Cannabis Law.

“Lender” individually and collectively means Pelorus, and each of its successors and/or assigns.

“Liabilities and Costs” means any losses, actual damages, costs, fees, expenses,

claims, suits, judgments, awards, liabilities (including strict liabilities), obligations, debts, diminutions in value, fines, penalties, charges, costs of Remediation (whether or not performed voluntarily), amounts paid in settlement, foreseeable and unforeseeable consequential damages, litigation costs, reasonable attorneys’ fees, engineers’ fees, environmental consultants’ fees, and investigation costs (including costs for sampling, testing and analysis of soil, water, air, building materials, and other materials and substances whether solid, liquid or gas), of whatever kind or nature, and whether or not incurred in connection with any judicial or administrative proceedings, actions, claims, suits, judgments or awards.

“Lien” means any mortgage, deed of trust, deed to secure debt, lien, pledge, encumbrance, easement, restrictive covenant, hypothecation, assignment, security interest, PACE Loan, conditional sale or other title retention agreement, financing lease having substantially the same economic effect as any of the foregoing, or financing statement or similar instrument.

“Loan” is defined in the Recitals.

“Loan Amount” is defined in the Recitals.

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

“Loan Documents” means, collectively, this Agreement and all other documents,

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

agreements, instruments and certificates now or hereafter evidencing, securing or delivered to Lender in connection with the Loan and the Obligations, including without limitation the documents listed on Schedule 1.1 attached hereto, as each may be (and each of the defined terms shall refer to such documents as they may be) amended, restated, or otherwise modified from time to time.

“Loan Origination Fee” is defined in Section 2.3(a). “Loan Guaranty” means Article X of this Agreement.

“Local Loan Party” means each Loan Party other than Parent. “Loan Party” means each Borrower and Guarantor.

“Lodi Assets” means the assets comprised of the alternative treatment center located at 200 NJ-17, Lodi, NJ 07644 which has been provided authority to operate under the authority of the New Jersey Cannabis Regulatory, Enforcement Assistance, and Marketplace Modernization Act, P.L.2021, C.16 (C.24:6I-31 ET AL.), and provides medical and adult-use cannabis products, cannabis support and services, cannabis accessories, and the sale of other non- cannabis products to certain permitted individuals.

“Maplewood Assets” means the assets comprised of the alternative treatment center located at 1865 Springfield Ave, Maplewood, NJ 07040 which has been provided authority to operate under the authority of the New Jersey Cannabis Regulatory, Enforcement Assistance, and Marketplace Modernization Act, P.L.2021, C.16 (C.24:6I-31 ET AL.), and provides medical and adult-use cannabis products, cannabis support and services, cannabis accessories, and the sale of other non-cannabis products to certain permitted individuals, including, without limitation the Maplewood Lease.

“Maplewood Lease” means that certain Lease Agreement dated as of July 31, 2020 by and between 5 Gould LLC, as landlord and TerrAscend NJ, as tenant in respect of premises located at 1865 Springfield Avenue, Maplewood Amendment to Maplewood Lease dated August 26, 2022.

“Material Adverse Effect” means, as applicable, a material adverse effect upon

(a)
the business or financial position or results of operations of the Loan Parties (taken as a whole),
(b)
the ability of any Loan Party to perform, or of Lender to enforce, any of the Loan Documents, or (c) the value of the Property or other Collateral (taken as a whole) or (d) a material impairment of (i) the legality, validity or enforceability of any Loan Document, (ii) the rights, remedies of Lender under any Loan Document except as a result of the action or inaction of Lenders, or (iii) the validity, perfection or priority of any Lien in favor of Lender on any Collateral except as the result of the action of inaction of Lender.

“Material Contract” means any license, agreement or document of any Loan Party the loss or termination (other than in accordance with the terms of such license or agreement) of which would reasonably be expected to have a Material Adverse Effect, provided that the documents and agreements evidencing or securing the Permitted Parent Indebtedness and the

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

Permitted Indebtedness shall not be deemed to be Material Contracts. “Maturity Date” means October 11, 2027.

“MD Opco” is defined in the opening paragraph of this Agreement “MD Opco 1” is defined in the opening paragraph of this Agreement “MD Opco 2” is defined in the opening paragraph of this Agreement

“MD Operating Lease” means that certain lease dated as of September 27, 2022 between MD Propco, as lessor, and MD Opco 1 and MD Opco 2, as co-lessees.

“MD Propco” is defined in the opening paragraph of this Agreement.

“MD Real Property means that certain parcel of real property located at 273 East Memorial Boulevard, Hagerstown, Maryland 21740, as more particularly described in the Security Instrument, and all appurtenances thereto.

“Members” means the direct or indirect holders of Equity Interests in Borrower. “Minimum Interest Payment” is defined in Section 2.10.

“Net Income” means, for any period, the consolidated net income (or loss) of Borrower and its Subsidiaries on a consolidated basis; provided that there shall be excluded (a) the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary of Borrower or is merged into or consolidated with Borrower or any of its Subsidiaries, (b) the income (or deficit) of any Person (other than a Subsidiary of Borrower) in which Borrower or any of its Subsidiaries has an ownership interest, except to the extent that any such income is actually received by Borrower or such Subsidiary in the form of dividends or similar distributions and (c) the undistributed earnings of any Subsidiary of Borrower to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any contractual obligation (other than under any Loan Document) or Legal Requirement applicable to such Subsidiary.

“Net Restoration Proceeds” is defined in Section 8.6(a). “NJ Loan Parties” means TerrAscend NJ and NJ Propco.

“NJ Propco” means an entity formed in New Jersey for the purpose of the NJ Real

Property.

“NJ Operating Lease” means upon consummation of the Permitted

Reorganization, that certain Lease between NJ Propco, as lessor, and TerrAscend NJ, as lessee.

“NJ Partners” means BWH NJ LLC, a New Jersey limited liability company and Blue Marble Ventures LLC, a New Jersey limited liability company.

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

“NJ Real Property” that (a) certain parcel of real property located at 122/130 Old Denville Road, Boonton, New Jersey 07005, and (b) that certain parcel of real property located at 55 South Main Street, Phillipsburg, New Jersey 08865, each as more particularly described in the Security Instrument, and all appurtenances thereto.

“NJ Subordination Agreement” means that certain Subordination and Intercreditor Agreement among Lender, NJ Partners and TerrAscend NJ dated as of the Effective Date, as amended, restated, supplemented or modified from time.

“Note” means each Secured Promissory Note by Borrower to Lender, as may be executed from time to time in connection herewith, together with all supplements, schedules, and exhibits thereto, as amended, restated, supplemented or modified from time to time.

“Obligated Party” is defined in Section 10.2.

“Obligations” means collectively, the obligations for the payment of the Debt and the performance of all obligations of the Loan Parties contained in the Loan Documents, including but not limited to all unpaid principal of and accrued and unpaid interest on the Loan, all accrued and unpaid fees (including, without limitation, any Exit Fee or Minimum Interest Payment) and all expenses, reimbursements, indemnities and other obligations and indebtedness (including interest and fees accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), obligations and liabilities of any Loan Party to Lender or any indemnified party, individually or collectively, existing on the Effective Date or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Agreement or any of the other Loan Documents or in respect of any of the Loans made or other instruments at any time evidencing any thereof.

“OFAC” is defined in the definition of “Government Lists”. “Opco” is defined in the opening paragraph of this Agreement.

“Operating Leases” means the MD Operating Leases and the NJ Operating

Leases.

“Other Connection Taxes” means, with respect to any Lender or other recipient of a payment under this Agreement or any other Loan Document, Taxes imposed as a result of a present or former connection between such Lender and the jurisdiction imposing such Tax (other than connections arising from such Lender or other recipient) having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment.

“PACE Loan” means any (a) ”Property-Assessed Clean Energy loan,” or (b) other indebtedness, without regard to the name given to such indebtedness, that is (i) incurred for improvements to the Property for the purpose of increasing energy efficiency, increasing use of renewable energy sources, resource conservation or a combination of the foregoing, and (ii) repaid through multi-year assessments against the Property.

“Participant Register” is defined in Section 11.3.

“Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as the same may be amended from time to time, and corresponding provisions of future Legal Requirements.

“Patriot Act Offense” is defined in Section 4.18(b).

“Payment Date” means the first (1st) Business Day of the first calendar month following the Effective Date, and the first (1st) Business Day of each calendar month thereafter until the Maturity Date, provided that, if the Loan is funded on a date that is not the first day of a calendar month, then Borrower’s first monthly interest payment shall be on the first (1st) day of the second (2nd) calendar month following the Effective Date and Borrower shall pay interest for the month in which the closing of the Loan occurs at the closing of the Loan on the Effective Date.

“Pelorus” individually and collectively means Pelorus Fund REIT, LLC, a Delaware limited liability company, and its successors and/or assigns.

“Permitted Contest” means legal proceedings to contest the validity or application of any Legal Requirements, or the amount of any Property Taxes or other Lien, provided that such proceedings (a) are permitted by law, (b) are conducted in good faith and with due diligence at the expense of the applicable Loan Party, (c) Lender is given prior written notice of any such proposed contest if such contest relates to an amount of $250,000 or more, (d) in the case of any Property Taxes or any other Lien, such proceedings shall suspend the collection thereof from the Collateral;

(e) neither the Collateral nor any part thereof or interest therein will be sold, forfeited or lost if the Loan Parties pay the amount or satisfy the condition being contested, and the Loan Parties do so if the Loan Parties fail to prevail in such contest; (f) Lender would not, by virtue of such permitted contest, reasonably be expected to be exposed to any risk of civil or criminal liability, and neither the Collateral nor any part thereof or any interest therein would be subject to the imposition of any Lien as a result of the failure to comply with any Legal Requirement of such proceeding; (g) the Loan Party has maintained adequate reserves with respect thereto; (h) such contest shall not affect the ownership, use or occupancy of the Property; and (i) such Loan Party shall, upon written request by Lender, give Lender prompt notice of the status of such proceedings and/or confirmation of the continuing satisfaction of the conditions set forth in the foregoing clauses (a) through (h).

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

“Permitted Disposal” means the series of transactions in which (i) TerrAscend NJ

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

contributes its interest in the Lodi Assets to a wholly-owned subsidiary of the Canadian Parent, and (ii) TerrAscend NJ contributes its interest in the Maplewood Assets to a wholly-owned subsidiary of the Canadian Parent, provided that the Permitted Disposal Condition has been satisfied.

“Permitted Disposal Condition” means, at the time of the Permitted Disposal, the revenue and Adjusted EBITDA of the NJ Loan Parties (excluding any income and expenses associated with the Lodi Assets and the Maplewood Assets) is greater than (a) the revenue and Adjusted EBITDA of the NJ Loan Parties (excluding any income and expenses associated with the Lodi Assets and the Maplewood Assets) as of the end of the month immediately preceding the month in which the proposed Permitted Disposal is to occur and (b) Two Million Eight Hundred Thousand and 00/100 Dollars ($2,800,000.00), as evidenced by a certificate executed by the applicable Loan Party, certifying the Permitted Disposal Condition has been satisfied.

“Permitted Encumbrances” means, with respect to the Collateral, collectively,

(a) the Liens created by the Loan Documents, (b) all Liens and other matters disclosed in the Title Policy, (c) Liens, if any, for Taxes imposed by any Governmental Authority not yet delinquent or which are contested pursuant to a Permitted Contest, (d) Liens which are carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, constructions or other like liens (or claims of such liens) or stop notices (or claims of stop notices) which are contested or discharged pursuant to a Permitted Contest, (e) Liens or claims of Lien (which are not mechanic’s liens or stop notices) which are contested or discharged pursuant to a Permitted Contest, (d) such governmental, public utility and private restrictions, covenants, reservations, easements, licenses or other agreements or similar encumbrances affecting real property that, in the aggregate, do not materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of business of the applicable Person, and any zoning or similar law or right reserved to or vested in any Governmental Authority to control or regulate the use of real property that does not materially interfere with the ordinary conduct of the business of Borrower and its Subsidiaries, (e) Liens securing the Existing Parent Indebtedness as described on Schedule 6.7 and any renewals or extensions thereof, provided that (i) the property covered thereby is not changed, (ii) the amount secured or benefited thereby is not increased except as contemplated by clause (b) of the definition of Permitted Indebtedness, (iii) the direct or contingent obligor with respect thereto has not changed, and (iv) any renewal or extension of the obligations secured or benefited thereby is permitted by clause (b) of the definition of Permitted Indebtedness,

(f) intentionally omitted, (g) Liens securing judgments for the payment of money, or orders, attachments, decrees or awards, in each case not constituting an Event of Default, (h) Liens (i) of a collecting bank arising under Section 4-210 of the Uniform Commercial Code on items in the course of collection and (ii) in favor of a banking institution arising as a matter of law encumbering deposits (including the right of setoff) that are customary in the banking industry, (i) any interest or title of a lessor, sublessor, licensor or sublicensor under leases or non-exclusive licenses permitted by this Agreement that are entered into in the ordinary course of business;

(j) intentionally omitted, (k) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business; (l) Liens incurred in the ordinary course of business in connection with the purchase or shipping of goods or assets (or the related assets and proceeds thereof), which Liens are in favor of the seller or shipper of such goods or assets and only attach to such goods or

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

assets, (m) Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into by any Loan Party in the ordinary course of business in accordance with the past practices of such Loan Party, (n) bankers’ Liens, rights of setoff and other similar Liens existing solely with respect to cash and Cash Equivalents on deposit in one or more accounts maintained by any Loan Party, in each case granted in the ordinary course of business in favor of the bank or banks with which such accounts are maintained, securing amounts owing to such bank with respect to cash management and operating account arrangements, including those involving pooled accounts, sweep accounts and netting arrangements and similar arrangements of the Loan Parties consisting of the right to apply the funds held therein to satisfy overdraft or similar obligations incurred in the ordinary course of business of such person; provided that, in no case shall any such Liens secure (either directly or indirectly) the repayment of any Indebtedness, and Liens granted in the ordinary course of business by Borrower or any of its Subsidiaries to any bank with whom it maintains accounts to the extent required by the relevant bank’s (or custodian’s or trustee’s, as applicable) standard terms and conditions, in each case, which are within the general parameters customary in the banking industry, (o) Liens of a collecting bank arising in the ordinary course of business under Section 4- 208 of the UCC in effect in the relevant jurisdiction covering only the items being collected upon;

(n) (i) deposits of cash with the owner or lessor of premises leased or operated by Borrower or any of its Subsidiaries and (ii) cash collateral on deposit with banks or other financial institutions issuing letters of credit (or backstopping such letters of credit) or other equivalent bank guarantees issued naming as beneficiaries the owners or lessors of premises leased or operated by Borrower or any of its Subsidiaries, in each case, in the ordinary course of business of Borrower and such Subsidiaries to secure the performance of Borrower’s or such Subsidiary’s obligations under the terms of the lease for such premises, (o) statutory Liens incurred or pledges or deposits made in favor of a Governmental Authority to secure the performance of obligations of any Loan Party under Environmental Laws to which any assets of such Loan Party are subject, (p) Liens on the equipment that is the subject of Indebtedness permitted under clause (b) of the definition of Permitted Indebtedness to secure such Permitted Indebtedness and (q) the second priority mortgage Lien on the NJ Real Property in connection with the Permitted NJ Indebtedness.

“Permitted Indebtedness” means, in respect of the Local Loan Parties, (a) the Debt, (b) Indebtedness consisting of capitalized equipment lease obligations and purchase money Indebtedness, in each case incurred by any Loan Party or any of Subsidiary of a Loan Party to finance the expansion and construction of the Harmony Assets, provided that such Indebtedness does not exceed Eight Million and 00/100 Dollars in the aggregate and does not include any Lien on any Collateral; (c) Indebtedness in respect of performance bonds, bid bonds, appeal bonds, surety bonds and completion guarantees and similar obligations not in connection with money borrowed, in each case provided in the ordinary course of business, including those incurred to secure health, safety and environmental obligations in the ordinary course of business,

(d) Indebtedness resulting from a bank or other financial institution honoring a check, draft or similar instrument in the ordinary course of business; (i) Indebtedness consisting of (i) the financing of insurance premiums not in excess of twelve (12) months in advance or (ii) take or pay obligations contained in supply arrangements, in each case, in the ordinary course of business,

(e) intercompany loans owed by a Local Loan Party to any member of the TerrAscend Group, provided that each such intercompany loan is (i) unsecured, (ii) fully subordinate to the Loan, with no payments there under permitted while any portion of the Loan remains outstanding, and with

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

the holder of such loan acknowledging such subordination in writing for the benefit of Lender, and

(iii) is subject to the terms of Section 9.6, with the holder of such loan acknowledging the same in writing for the benefit of Lender, (g) Indebtedness arising as a direct result of judgments, orders, awards or decrees against any Local Loan Party, in each case not constituting an Event of Default,

(f) unsecured Indebtedness representing any Taxes to the extent such Taxes are being contested by any Loan Party pursuant to a Permitted Contest, (g) unsecured Indebtedness to trade creditors incurred in the ordinary course of business not to exceed 2% of the Loan Amount in the aggregate and which are paid within ninety (90) days after the date incurred, provided that such obligations are incurred in connection with open accounts extended by suppliers on customary trade terms in the ordinary course of business and not in connection with the borrowing of money, (h) extensions, refinancings, modifications, amendments and restatements of any items of Permitted Indebtedness

(b) through (g) above, provided that (i) the principal amount thereof is not increased or the terms thereof are not modified to impose materially more burdensome terms upon the applicable Loan Party and (ii) such Indebtedness continues to satisfy the conditions to qualify as Permitted Indebtedness as described in clauses (b) through (g) above, (i) Indebtedness pursuant to the Success Fee Agreement, and (j) the Permitted NJ Subordinate Debt.

“Permitted NJ Subordinate Indebtedness” means the Indebtedness of TerrAscend NJ of $25,000,000 pursuant to that certain promissory note dated as of the Effective Date among TerrAscend NJ, Canadian Parent and NJ Partners, which Indebtedness is subject to the NJ Subordination Agreement.

“Permitted Parent Indebtedness” means, in respect of Canadian Parent and American Parent, (a) the Debt, (b) the Existing Parent Indebtedness, provided that (i) Canadian Parent’s or American Parent’s, as applicable, guaranteed obligations in respect of such Indebtedness is not increased except by an amount equal to any commitments existing as of the Effective Date and unutilized thereunder and (ii) to the extent such Indebtedness is secured, such Indebtedness shall not be secured by any assets other than those assets now securing such Indebtedness as described on Schedule 6.7, (c) guarantees in respect of any Indebtedness incurred by any Subsidiary of a Parent formed or acquired after the Effective Date provided that (i) the debt service coverage ratio of such Indebtedness, as determined with respect to the Adjusted EBITDA of the Subsidiaries that are the primary borrowers of such Indebtedness, is not less than 1.75:1.00, such guarantees are unsecured and the lender thereunder is given no greater priority in payment than Lender has with respect to the Loan, and (ii) Lender is given prior written notice of such Indebtedness, (d) guarantees of Indebtedness secured solely by the Maplewood Assets and/or the Lodi Assets following a Permitted Disposal, provided that (i) the amount of such Indebtedness that is guaranteed by Parent does not exceed the aggregate amount of any reduction of the principal amount of the Existing Parent Indebtedness after the Effective Date, (ii) such guarantees are unsecured and the lender thereunder is given no greater priority in payment than Lender has with respect to the Loan, and (iii) Lender is given prior written notice of such Indebtedness,

(e) obligations (contingent or otherwise) of Borrower or any Subsidiary existing or arising under any Swap Contract, provided that such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of mitigating risks associated with liabilities, commitments, investments, assets or property held or reasonably anticipated by such Person, or changes in the value of securities issued by such Person, and not for speculative purposes,

(f) Indebtedness in respect of performance bonds, bid bonds, appeal bonds, surety bonds and

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

completion guarantees and similar obligations not in connection with money borrowed, in each case provided in the ordinary course of business, including those incurred to secure health, safety and environmental obligations in the ordinary course of business, (g) Indebtedness resulting from a bank or other financial institution honoring a check, draft or similar instrument in the ordinary course of business; (h) Indebtedness consisting of the financing of insurance premiums not in excess of twelve (12) months in advance, (i) Indebtedness in the form of unsecured credit card facilities maintained in connection with the business of the TerrAscend Group not exceeding One Million Dollars ($1,000,000), (j) intercompany loans owed by Canadian Parent or American Parent to any of their respective Subsidiaries (other than any Local Loan Party), provided that each such intercompany loan is (i) unsecured, (ii) fully subordinate to the Loan, with no payments there under permitted while any portion of the Loan remains outstanding, and with the holder of such loan acknowledging such subordination in writing for the benefit of Lender, and (iii) subject to the terms of Section 9.6, with the holder of such loan acknowledging the same in writing for the benefit of Lender, (k) Indebtedness arising as a direct result of judgments, orders, awards or decrees against Canadian Parent or American Parent, as applicable, in each case not constituting an Event of Default, (l) unsecured Indebtedness representing any Taxes to the extent such Taxes are being contested by Canadian Parent or American Parent pursuant to a Permitted Contest,

(m) Indebtedness constituting reimbursement obligations in respect of letters of credit and similar instruments issued for the account of Canadian Parent, American Parent or any of their respective Subsidiary, in an aggregate amount for all such Indebtedness not to exceed One Million and 00/100 Dollars ($1,000,000.00) at any one time outstanding, and (n) extensions, refinancings, modifications, amendments and restatements of any items of Permitted Indebtedness (b) through

(m) above, provided that (i) the principal amount thereof is not increased or the terms thereof are not modified to impose materially more burdensome terms upon the applicable Parent, (ii) such Indebtedness continues to satisfy the conditions to qualify as Permitted Indebtedness as described in clauses (b) through (l) above and (iii) Lender is given prior written notice of same.

“Permitted Reorganization” means the series of transactions in which (i) Well and Good, Inc., or TerrAscend NJ, as applicable, forms NJ Propco, (ii) TerrAscend NJ contributes its interest in the NJ Real Property to NJ Propco and (iii) NJ Propco leases the NJ Real Property to TerrAscend NJ pursuant to a lease in form and substance reasonably acceptable to Lender, provided that no such transactions shall be permitted hereunder unless the Permitted Reorganization Conditions have been satisfied within the timeframes specified therein.

“Permitted Reorganization Conditions” means that (a) immediately prior to the step contemplated by paragraph (ii) of the definition of “Permitted Reorganization”, NJ Propco joins this Agreement, the Note, the Security Instrument and such other Loan Documents as Lender deems necessary or appropriate as a Borrower pursuant to such joinders and/or modifications in form and substance acceptable to Lender, with Borrower paying all costs and expenses incurred by Lender in connection therewith and (b) simultaneously with the actions described in (a), at Borrower’s expense, the Title Policy is endorsed in such a manner as will ensure that the Title Policy will remain in full force and effect with respect to the Security Instrument as so amended, and subject to no additional Liens or encumbrances.

“Person” means any individual, corporation, partnership, limited liability company, trust, unincorporated organization or other entity, and any Governmental Authority.

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

“Pledge Agreement” means that certain Pledge Agreement executed and delivered by Well and Good Inc. and WDB Holdings MD, Inc. in favor of Lender pursuant to this Agreement, together with all supplements, schedules and exhibits thereto, as amended, amended and restated or otherwise modified from time to time.

“Policy” and “Policies” are defined in the introductory paragraph to Article V. “Post-Closing Obligations” means the obligations set forth on Schedule 6.24 hereto.

“Prohibited Person” means:

(a)
any Person or country who or which is listed in the annex to, or who is otherwise subject to the provisions of, Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, and relating to Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (the “Executive Order”);

(b)
any Person who is listed on any Government Lists;

(c)
any Person who has been previously indicted for or convicted of any felony involving a crime or crimes of moral turpitude or for any violation of the criminal laws of the United States of America or of any of the several states, or that would be a criminal violation if committed within the jurisdiction of the United States of America or any of the several states, relating to terrorism or the laundering of monetary instruments, including any offense under any laws relating to money laundering or terrorist financing, including, without limitation, (i) the criminal laws against terrorism; (ii) the criminal laws against money laundering, (iii) the Bank Secrecy Act, as amended, (iv) the Money Laundering Control Act of 1986, as amended, and (v) the Patriot Act;

(d)
any Person who is currently under investigation by any Governmental Authority for alleged criminal activity;

(e)
any Person that is an Embargoed Person;

(f)
any Person or country with whom another Person is prohibited from dealing or otherwise engaging in any transaction by any terrorism or money laundering law, including the Executive Order;

(g)
any Person who commits, threatens or conspires to commit or supports “terrorism” as defined in the Executive Order;

(h)
any Person that is owned or Controlled by, or acting for or on behalf of, a Person that is described in the foregoing clauses (a) through (g) above or is otherwise subject to the provisions of the Executive Order; or

(i)
any Person who is an Affiliate of a Person listed in clauses (a) through (h)

above.

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

“Property” means, collectively, the Real Property and any Improvements in respect thereof.

“Property Tax” means all real estate and personal property taxes, assessments, water rates or sewer rents or user fees, now or hereafter levied or assessed or imposed against the Property or part thereof.

“Rating Agencies” means any nationally recognized statistical rating organization to the extent that have been or will be engaged by Lender or its designees in connection with or in anticipation of a Secondary Market Transaction (each, individually, a “Rating Agency”).

“Real Property” means the NJ Real Property and MD Real Property. “Register” is defined in Section 11.2.

“Regulator” is defined in Section 12.27(b)(ii).

“Regulatory Change” means any change after the date of this Agreement in any Legal Requirements or the adoption or making after such date of any interpretations, directives or requests applying to lenders, including Lender, under any Legal Requirements relating to the conduct of lenders.

“Regulatory License” means any permit, license, certificate, authorization, approval, consent, permission, accreditation, qualification, registration, filing, exemption, waiver, variance, clearance, franchise, concession or other right required, issued, granted, given or otherwise made available by or under the authority of any Governmental Authority required to be held by Borrower, or that Borrower must have rights to use, to conduct its Cannabis Business or Support Business, as applicable, in compliance with State Cannabis Laws. For purposes of this definition only, neither the U.S. Federal government nor any agency thereof shall constitute a Governmental Authority.

“Relevant Governmental Body” means the Board of Governors or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors or the Federal Reserve Bank of New York, or any successor thereto.

“Release” means with respect to Hazardous Materials, but is not limited to, any presence, release, deposit, discharge, emission, leaking, leaching, spilling, seeping, migrating, injecting, pumping, pouring, emptying, escaping, dumping, disposing or other movement of Hazardous Materials.

“Remediation” means, but is not limited to, any activity to (a) clean up, detoxify, decontaminate, disinfect, contain, treat, remove, respond to, correct, dispose of, transport, or otherwise remediate, prevent, cure or mitigate any Release of any Hazardous Materials; any action to comply with any Hazardous Materials Laws or with any permits issued pursuant thereto; or

(b) inspect, investigate, study, monitor, assess, audit, sample, test, or evaluate any actual, potential or threatened Release of Hazardous Materials.

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

“Reserve Accounts” means the Blocked Account and the Construction Reserve

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

Account.

“Restoration” is defined in Section 8.6(a). “Restoration Proceeds” is defined in Section 8.6(a).

“Restoration Proceeds Threshold” is defined in Section 8.6(a).

“Restricted Cannabis Activity” shall mean in connection with the Support

Business or Cannabis Business: (a) any activity that is not permitted under applicable State Cannabis Laws; (b) knowingly distributing and selling cannabis and related products to minors that is not approved under a State Cannabis Law; (c) payments to criminal enterprises, gangs, cartels and Persons subject to sanctions in violation of Legal Requirements; (d) non-compliance with anti-terrorism laws and other Legal Requirements relating to money-laundering; (e) diversion of cannabis and related products from states where it is legal under State Cannabis Law to other states in violation of Legal Requirements; (f) the commission, or making threats of violence and the use of firearms in violation of Legal Requirements; (g) growing cannabis and related products on federal lands in violation of Legal Requirements; (h) operating a Cannabis Business without the applicable Regulatory License; and (i) directly or indirectly, aiding, abetting or otherwise participating in a common enterprise with any Person or Persons in such activities; provided, however, that clauses (b) and (c) shall not include the conduct by Canadian Parent or any other member of the TerrAscend Group that is not a Loan Party of any portion of that Cannabis Business or Support Business to the extent (i) it is conducted outside of the United States of America in compliance in all material respects with all applicable foreign laws and (ii) the conduct of same (despite the fact that it is conducted outside of the United States of America) would not adversely affect any Regulatory License applicable to the Collateral or otherwise constitute a violation of applicable State Cannabis Laws by any Loan Party.

“Secondary Market Transaction” is defined in Section 11.1.

“Security Agreement” means that certain Security Agreement executed by Borrower in favor of Lender, as amended, restated, supplemented or modified from time.

“Security Instrument” means, individually and collectively, as the context may require, (a) that certain Fee and Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing executed and delivered by MD Opco and MD Propco in favor of Lender pursuant to this Agreement which encumbers all of MD Opco’s and MD Propco’s respective right, title and interest in and to MD Real Property, (a) that certain Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing executed and delivered by TerrAscend NJ in favor of Lender pursuant to this Agreement which encumbers all of TerrAscend NJ’s respective right, title and interest in and to NJ Real Property, as each of the same may be amended, restated, modified or supplemented from time to time.

“Servicer” is defined in Section 2.16.

“SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

“SOFR Loan” means each portion of the Loan that bears interest at a rate determined by reference to Term SOFR (other than pursuant to clause (c) of the definition of “Base Rate”).

“Special Purpose Entity” is defined in Exhibit B.

“State” means the State of New Jersey, with reference to TerrAscend NJ, NJ Propco and/or any Property located in the state of New Jersey, and/or the State of Maryland, with reference to MD Opco, MD Propco and/or any Property located in the state of Maryland.

“State Cannabis Laws” shall mean any Legal Requirement enacted by any state or municipality of the United States which legalizes marijuana, cannabis and related products in some form and which implements regulatory and enforcement systems to control the cultivation, distribution, sale and possession of cannabis and related products that is applicable to Borrower, any Subsidiary of Borrower or, solely with respect to the definition of Change in Cannabis Law, Lender.

“Subordinated Debt” is defined in Section 10.6(a).

“Subordinated Indebtedness” of a Person means any Indebtedness of such Person, the payment of which is subordinated to payment of the Obligations pursuant to a subordination agreement in form and substance acceptable to Lender in its sole discretion.

“Subordinating Party” is defined in Section 10.6(a).

“Subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with the Accounting Standard as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or

(b) that is, as of such date, otherwise controlled, by the parent and/or by the parent and one or more subsidiaries of the parent.

“Success Fee Agreement” means that certain letter entitled Success Fee Payment dated August 30, 2018 by Well & Good, Inc., to Alex Havenick as amended by (a) that certain First Amendment to Success Fee Letter Agreement, dated as of November 25, 2020, (b) that certain Second Amendment to Success Fee Letter Agreement, dated as of July 19, 2021, and (c) that certain Third Amendment to Success Fee Letter Agreement dated on or about Effective Date.

“Support Business” shall mean the business of managing or supporting a Cannabis Business, and all ancillary or complimentary activities related to the foregoing, including

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

owning the real property on which any such activity is conducted.

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, that are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Taking” is defined in Section 8.6(a).

“Tax” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Tax Act” means the Income Tax Act (Canada), as amended. “Term SOFR” means,

(a)
for any calculation with respect to a SOFR Loan, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for a tenor of one month has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for one month as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for one month was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day, and

(b)
for any calculation with respect to a Base Rate Loan on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “Base Rate Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00

p.m. (New York City time) on any Base Rate Term SOFR Determination Day the Term SOFR Reference Rate for a tenor of one month has not been published by the Term SOFR Administrator

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for one month as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for one month was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Base Rate Term SOFR Determination Day;

provided, further, that if Term SOFR determined as provided above (including pursuant to the proviso under clause (a) or clause (b) above) shall ever be less than the Floor, then Term SOFR shall be deemed to be the Floor.

“Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by Lender in its reasonable discretion).

“Term SOFR Reference Rate” means the forward-looking term rate based on

SOFR.

“TerrAscend Group” means Canadian Parent and each of its Subsidiaries. “TerrAscend NJ” is defined in the opening paragraph of this Agreement. “Title Company” means Stewart Title Guaranty Company.

“Title Policy” means the most current version of ALTA extended coverage lender’s title policy issued by Title Company insuring the first priority Lien of the Security Instrument in the full maximum possible amount of the Loan subject only to such exceptions approved by Lender and including such endorsements as are required by Lender.

“Transfer” means the sale, transfer, hypothecation, encumbrance, mortgage, conveyance, lease, alienation, assignment, disposition, divestment, or leasing with option to purchase, or assignment of any assets of any Local Loan Party or any portion thereof or interest therein (whether direct or indirect, legal or equitable) (or entering into any agreement or contract to do any of the foregoing), or undertaking, suffering or causing any of the foregoing to occur voluntarily, involuntarily or by operation of law.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State; provided, however, that if by reason of mandatory provisions of law, any or all of the perfection or priority of Lender's security interest in any item or portion of the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State, the term “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority and for purposes of definitions relating to such provisions.

“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

“U.S. Borrower” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code.

“U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code.

“U.S. Tax Compliance Certificate” is defined in Section 2.15(e)(ii)(B)(3). “WANA License” means (a) that certain License and Consulting Agreement dated

August 11, 2022 among The CIMA Group, LLC, a Colorado limited liability company and TerrAscend NJ, as amended from time to time, and (b) that certain License and Consulting Agreement dated August 11, 2022 among The CIMA Group, LLC, a Colorado limited liability company and WDB Holdings MD, Inc. as amended from time to time.

1.2
Exhibits and Schedules. All exhibits and schedules attached to this Agreement are hereby incorporated into this Agreement.

1.3
Principles of Construction. All references to sections and schedules are to sections and schedules in or to this Agreement unless otherwise specified. All uses of the word “including” shall mean “including, without limitation” unless the context shall indicate otherwise. Unless otherwise specified, the words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all meanings attributed to defined terms herein shall be equally applicable to both the singular and plural forms of the terms so defined. All terms used which are not specifically defined herein shall, unless the context indicates otherwise, have the meanings provided for by the UCC to the extent the same are used or defined therein; in the event that any term is defined differently in different Articles or Divisions of the UCC, the definition contained in Article or Division 9 shall control.

1.4
Rates. Lender does not warrant or accept any responsibility for, and shall not have any liability with respect to, (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Term SOFR Reference Rate, Term SOFR or any other Benchmark, any component definition thereof or rates referred to in the definition thereof, or with respect to any alternative, successor or replacement rate thereto (including any then-current Benchmark or any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement), as it may or may not be adjusted pursuant to Section 2.14(a)(iii), will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Term SOFR Reference Rate, Term SOFR or any other Benchmark, prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. Lender and its affiliates or other related entities may engage in transactions that affect the calculation of the Term SOFR Reference Rate, Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto and such transactions may be adverse to Borrower. Lender may select information sources or services in its reasonable discretion to ascertain the Term SOFR Reference Rate or Term SOFR, or any other Benchmark, any component definition thereof or rates referred to in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to any Borrower or any other person or

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.

ARTICLE II THE LOAN

2.1
Loan. Subject to the terms and conditions contained in this Agreement, and in reliance upon the representations and warranties of Borrower set forth hereunder and in the other Loan Documents, Lender hereby agrees to lend to Borrower, and Borrower hereby agrees to borrow from Lender, the principal sum of the Loan Amount. The Loan is evidenced by the Note. The Note and all other Obligations incurred in connection with any Loan Document are secured by this Agreement and the other Loan Documents. Borrower shall receive only one borrowing hereunder up to the maximum Loan Amount and any amount borrowed and repaid hereunder may not be reborrowed. A portion of the Loan in the amount of Two Million Two Hundred Eighty Eight Thousand Seventy One and 09/100ths Dollars ($2,288,071.09) (the “Construction Reserve Funds”) has been funded and is being held by Lender in the Construction Reserve Account. For the avoidance of doubt, interest shall accrue on the Construction Reserve Funds from and after the Effective Date.

2.2
Use of Funds. Borrower shall use the proceeds of the Loan to pay for work related to the Construction Work that has already been completed and/or to be completed and for general corporate purposes of the TerrAscend Group, to pay fees and expenses required under this Agreement and the other Loan Documents, and for such other purposes and uses as are permitted or required under this Agreement and the other Loan Documents.

2.3
Loan Origination Fee; Exit Fee.

(a)
Loan Origination Fee. On the Effective Date, Borrower shall pay to Lender, a loan origination fee in the amount of Nine Hundred Nine Thousand Five Hundred Sixty and 00/100 Dollars ($909,560.00) (the “Loan Origination Fee”). Borrower shall receive a credit towards the Loan Origination Fee in the amount of Two Hundred Twenty Seven Thousand Three Hundred Ninety and 00/100 Dollars ($227,390.00) for an application deposit previously made by Borrower. Borrower hereby authorizes Lender to disburse on the Effective Date a portion of the Loan in such amount directly to Lender in payment of the Loan Origination Fee. The Loan Origination Fee shall be deemed earned when due and shall not be subject to reduction or be refundable under any circumstances.

(b)
Intentionally omitted.

(c)
Exit Fee. On the Maturity Date or such earlier date on which the Loan is accelerated pursuant to the terms hereof, Borrower shall be obligated to pay to Lender an additional fee of Four Hundred Fifty Four Thousand Seven Hundred Eighty and 00/100 Dollars $454,780

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

(the “Exit Fee”). The Exit Fee shall be deemed earned when due pursuant to this Section 2.3(b), and shall not be subject to reduction or be refundable except in circumstances expressly permitted

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

hereunder. If any partial prepayment of the Loan is made by Borrower prior to the Maturity Date in accordance with Section 2.10, to the extent such prepayment is permitted or required hereunder, then such partial prepayment shall be accompanied by the portion of the Exit Fee allocable to the amount being so prepaid. Upon such partial prepayment, the amount due on the Maturity Date or earlier acceleration of the Loan shall be reduced by that portion of the Exit Fee previously paid by Borrower to Lender. Notwithstanding anything in this Agreement to the contrary, if and to the extent that the Loan or any portion thereof is repaid with the proceeds of a mortgage loan from Lender (or any Affiliate thereof or syndicate including Lender or any such Affiliate) (provided that Lender (or any Affiliate thereof or syndicate including Lender or any such Affiliate) shall have no obligation to offer to provide such financing), then the Exit Fee that would otherwise be payable with respect to repayment (or portion thereof) in connection therewith shall be waived. For the avoidance of doubt, no Exit Fee (or portion thereof) shall be earned or due on any Amortization Payment.

2.4
Maturity Date. Upon the Maturity Date (unless earlier accelerated upon an Event of Default), all sums due and owing under this Agreement and the other Loan Documents shall be repaid in full. All payments due to Lender under this Agreement, whether upon the Maturity Date or otherwise, shall be paid in immediately available funds.

2.5
Intentionally Omitted.

2.6
Effective Date; Closing Conditions. The effective date of this Agreement and the other Loan Documents (the “Effective Date”) shall be the date upon which the Loan is deemed “closed” by Lender and Borrower. Lender’s obligation to disburse the Loan on the Effective Date is subject to the satisfaction of each of the conditions precedent set forth on Schedule 2.6 on or before the Effective Date.

2.7
Interest on Loan.

(a)
Generally. Interest shall accrue on the Loan at the Applicable Interest Rate, and shall be paid by Borrower in the amounts and at the times hereinafter provided. Lender shall provide Borrower with a monthly interest statement indicating the amount of interest payable for such month at least one Business Day prior to each Payment Date, but failure of Lender to provide such statement shall not relieve Borrower from its obligation to make the required payment. On each Payment Date, Borrower shall pay interest on the unpaid principal balance of the Loan accrued and accruing through the last day of the prior Interest Period, provided that if the Loan is funded on a date which is within the last five (5) days of a calendar month, Borrower’s first monthly interest payment shall be on the first day of the first (1st) calendar month following the date of this Agreement. Interest shall commence accruing on the Loan on October 7, 2022 notwithstanding that the Effective Date is October 11, 2022.

(b)
Computations. Interest shall be computed hereunder based on a 360-day year, and shall accrue for each and every day (365 days per year, 366 days per leap year) on which any Debt remains outstanding hereunder. In computing the number of days during which interest accrues, the day on which funds are initially advanced shall be included regardless of the time of day such advance is made, and the day on which funds are repaid shall be included unless repayment is credited prior to close of business. Payments in federal funds immediately available

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

in the place designated for payment made by Borrower prior to 11:00 am Pacific Time, shall be credited prior to close of business, while other payments may, at the option of Lender, not be credited until immediately available to Lender in federal funds in the place designated for payment prior to 11:00 am, Pacific Time, at such place of payment on a day on which Lender is open for business.

(c)
Late Payment Charge. If any principal, interest or other sum due under any Loan Document is not paid by Borrower within five (5) Business Days after the date when due (or with respect to amounts due on the Maturity Date, to the extent not paid on the Maturity Date), and is not a result of a delay in Lender’s funding an advance pursuant to the terms and conditions of this Agreement, Borrower shall pay to Lender upon demand an amount equal to the lesser of five percent (5.0%) of such unpaid sum or the maximum amount permitted by applicable law (the “Late Payment Charge”), to defray the expense incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of the use of such delinquent payment. Such Late Payment Charge shall be added to the Obligations and secured by the Collateral.

(d)
Applicable Interest Rate. The “Applicable Interest Rate” upon which interest shall be calculated for the Debt shall, from and after the Effective Date, be one of the following:
(i)
provided no Event of Default has occurred and is continuing, a rate per annum equal to the lesser of (i) Adjusted Term SOFR and (ii) the maximum rate of interest, if any, which may be collected from Borrower under applicable law; and

(ii)
after the occurrence and during the continuance of an Event of Default, the entire unpaid Debt shall bear interest at a rate per annum equal to the Default Interest Rate (or a lesser amount at Lender’s election), and shall be payable upon demand from time to time, to the extent permitted by applicable law.

2.8
Loan Payments.

(a)
Payments on the outstanding amount of the Loan shall be paid by Borrower in accordance with the terms of this Agreement. Lender shall provide Borrower with its wire instructions for any such payment.

(b)
On each Payment Date from and after the thirty-sixth (36th) Payment Date, Borrower shall make amortization payments in an amount equal to One Hundred Eighty Nine Thousand Four Hundred Ninety One and 67/100 Dollars ($189,491.67) (each such amount a “Amortization Payment”); provided, that the final Amortization Payment shall be due on the Maturity Date and shall be in an amount equal to all principal and interest outstanding with respect to the Loan. No portion of the Loan repaid hereunder shall be available for re-borrowing.

2.9
Credit for Payments. Any payment made upon the outstanding principal balance of the Loan, or the accrued interest thereon, shall be credited as of the Business Day received, provided that such payment is made by Borrower no later than 11:00 am (Pacific Standard Time or Pacific Daylight Time, as applicable) and constitutes immediately available funds. Any payment made after such time or which does not constitute immediately available funds shall be

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

credited upon the later of such funds having become unconditionally and immediately available to Lender or the following Business Day.

2.10
Prepayment.

(a)
Borrower shall have the option to prepay the Loan in whole or in part, on a regularly scheduled Payment Date (subject, in the case of a prepayment of less than all outstanding principal, to a minimum prepayment of Five Million Dollars ($5,000,000), upon not less than ten

(10) Business Days’ (but no more than one hundred-twenty (120) days’) prior written notice to Lender and the payment to Lender of (i) all outstanding principal (or portion(s) thereof) being prepaid) and accrued but unpaid interest due under the Loan and all other amounts due under the Note, this Agreement and the other Loan Documents (including, without limitation, the Exit Fee (if applicable)) plus (ii) a prepayment premium (the “Minimum Interest Payment”) equal to

(A) Seventeen Million Four Hundred Fifty Thousand and 00/100 Dollars ($17,450,000.00), minus

(B) the aggregate sum of all interest payments (excluding any default interest) actually received by Lender prior to the date of prepayment (or, in the case of a partial prepayment, an amount equal to the pro-rated amount of the Minimum Interest Payment based upon the portion of the Loan Amount being prepaid. The Exit Fee and the Minimum Interest Payment shall also be due in connection with a prepayment pursuant to acceleration of the Loan upon the occurrence and during the continuance of an Event of Default. A prepayment notice delivered to Lender pursuant to this Section 2.10 shall be irrevocable unless otherwise consented to by Lender. The parties hereto acknowledge and agree that the Minimum Interest Payment and the Exit Fee (I) are additional consideration for providing the Loan, (II) constitute reasonable liquidated damages to compensate Lender for (and is a proportionate quantification of) the actual loss of the anticipated stream of fees upon a termination of the Loan (such damages being otherwise impossible to ascertain or even estimate for various reasons, including, without limitation, because such damages would depend on, among other things, (x) when the Loan might otherwise be terminated and (y) future changes in interest rates which are not readily ascertainable on the Effective Date), and (III) are not a penalty to punish Borrower for its early termination of the Loan or for the occurrence of any Event of Default. Notwithstanding anything in this Agreement to the contrary, if and to the extent that the Loan or any portion thereof is repaid with the proceeds of a loan from Lender (or any Affiliate thereof or syndicate including Lender or any such Affiliate) (provided that Lender (or any Affiliate thereof or syndicate including Lender or any such Affiliate) shall have no obligation to offer to provide such financing), then the Minimum Interest Payment that would otherwise be payable with respect to repayment (or portion thereof) in connection therewith shall be waived.

(b)
TO THE FULLEST EXTENT NOW OR HEREAFTER PERMITTED BY LAW, BORROWER HEREBY EXPRESSLY (i) WAIVES ANY RIGHTS IT MAY HAVE UNDER CALIFORNIA CIVIL CODE SECTION 2954.10 TO PREPAY THE NOTE, IN WHOLE OR IN PART, WITHOUT PAYMENT OF A PREPAYMENT FEE, UPON ACCELERATION OF THE MATURITY DATE, AND (ii) AGREES THAT IF, FOR ANY REASON, A PREPAYMENT OF ALL OR ANY PORTION OF THE PRINCIPAL AMOUNT OF THE NOTE IS MADE UPON OR FOLLOWING ANY ACCELERATION OF THE MATURITY DATE BY LENDER ON ACCOUNT OF ANY DEFAULT BY BORROWER OR ANY OTHER LOAN PARTY INCLUDING, WITHOUT LIMITATION, ANY TRANSFER, DISPOSITION OR FURTHER ENCUMBRANCE PROHIBITED OR RESTRICTED BY THE

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

LOAN DOCUMENTS, THEN BORROWER SHALL BE OBLIGATED TO PAY CONCURRENTLY WITH SUCH PREPAYMENT (AND IN ADDITION TO THE EXIT FEE), THE MINIMUM INTEREST PAYMENT SPECIFIED IN SECTION 2.10. BY EXECUTING THIS AGREEMENT, BORROWER HEREBY DECLARES THAT THE AGREEMENT TO MAKE THE LOAN EVIDENCED BY THE NOTE AT THE INTEREST RATE AND FOR THE TERM SET FORTH IN THIS AGREEMENT CONSTITUTES ADEQUATE CONSIDERATION, GIVEN INDIVIDUAL WEIGHT BY BORROWER FOR THIS WAIVER AND AGREEMENT. FURTHER, BY EXECUTING THIS AGREEMENT, BORROWER EXPRESSLY ACKNOWLEDGES AND AGREES THAT NOTWITHSTANDING ANY APPLICABLE LAW TO THE CONTRARY, PURSUANT TO THE TERMS OF THIS AGREEMENT AND OF THE NOTE, BORROWER HAS AGREED THAT BORROWER HAS NO RIGHT TO REPAY THE NOTE WITHOUT THE PAYMENT OF THE EXIT FEE, AND THAT BORROWER SHALL BE LIABLE FOR THE PAYMENT OF THE EXIT FEE IN CONNECTION WITH THE REPAYMENT OF THE NOTE DUE TO THE ACCELERATION OF THE NOTE IN ACCORDANCE WITH ITS TERMS AND/OR THE TERMS OF THIS AGREEMENT. FURTHERMORE, BY EXECUTING THIS AGREEMENT, BORROWER EXPRESSLY ACKNOWLEDGES AND AGREES THAT LENDER HAS MADE THE LOAN IN RELIANCE UPON THESE AGREEMENTS OF BORROWER AND THAT LENDER WOULD NOT HAVE MADE THE LOAN WITHOUT SUCH AGREEMENTS OF BORROWER.

2.11
Full Repayment and Release. Upon receipt of payment in full in immediately available funds of all amounts owing and outstanding under the Loan Documents, Lender shall release the Collateral from the Lien of the Loan Documents and issue a reconveyance in respect of the Property, provided that all of the following conditions shall be satisfied at the time of, and with respect to, such release: (a) Lender shall have received all escrow, closing and recording costs, the costs of preparing and delivering such release and any sums then due and payable under the Loan Documents; (b) Lender shall have received the entire Exit Fee in accordance with Section 2.3 and/or any Minimum Interest Payment payable hereunder; and (c) Lender shall have received a written release satisfactory to Lender of any set aside letter, letter of credit or other form of undertaking which Lender has issued to any surety, Governmental Authority or other Person in connection with the Loan and/or the Collateral. If applicable, Lender’s obligation to make further disbursements under the Loan shall terminate as to any portion of the Loan undisbursed as of the date of issuance of such full reconveyance, and any commitment of Lender to lend any undisbursed portion of the Loan shall be cancelled.

2.12
Authorization. The Loan Parties shall act under this Agreement and the other Loan Documents only through such authorized representatives as the applicable Loan Party shall designate to Lender in writing from time to time and such Persons shall continue as such Loan Party’s authorized representatives until such time as such Loan Party shall duly authorize other or additional Persons to so act on behalf of such Loan Party. Lender shall be entitled to act on the instructions of any Person identifying himself or herself as one of the Persons authorized by a Loan Party, without any duty to investigate, and the applicable Loan Party shall be bound thereby in the same manner as if any such Person were actually so authorized. The Loan Parties shall indemnify, defend and hold Lender harmless from and against any and all Liabilities and Costs arising out of

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

or in any way connected with Lender’s acceptance of or acting upon any instructions or directions from any such Persons.

2.13
Recourse.

(a)
The Loan shall be full recourse to Borrower and each of the other Loan Parties. Further, Lender shall have the right to (a) proceed against any Loan Party under any Loan Document, including this Agreement, the Environmental Indemnity Agreement, or to proceed against any Guarantor under the provisions of Article X; (b) name any Loan Party in any foreclosure or similar legal action to the extent necessary to enforce Lender’s rights under the Loan Documents; and/or (c) obtain injunctive relief against each Loan Party, any Affiliate of any Loan Party or other Person, or maintain any suit or action in connection with the preservation, enforcement or foreclosure of any Lien now or hereafter securing any Obligations.

(b)
Notwithstanding anything to the contrary contained in this Agreement, in the Note or in the other Loan Documents, no recourse or any personal liability shall be had for the payment of the principal, interest or other amounts owed hereunder or under the Note or the other Loan Documents, or for any claim based on this Agreement, the Note or any other Loan Document, against any present or future direct or indirect, principal, partner, member, shareholder, officer, director, agent or employee of Borrower or Guarantor, any of their respective successors and assigns (other than any Guarantor), and any of the respective assets of such Persons, it being expressly understood that the sole remedies of Lender with respect to such amounts and claims shall be against Borrower and the assets of Borrower, including the Real Property and other Collateral (which may result in the decrease in the value of the ownership interest of the members of Borrower) and against Guarantor and the assets of Guarantor; provided, however, that nothing contained in this Agreement (including the provisions of this Section 2.13(b)), the Note or the other Loan Documents shall constitute (i) a waiver of any of Loan Party’s obligations herein, under the Note or the other Loan Documents, (ii) a limitation of liability of Borrower or any of its assets, or (iii) a limitation of liability of Canadian Parent or American Parent (iii) a limitation of liability of Guarantor or any of its respective assets with respect to the provisions of Article X, the Environmental Indemnity Agreement or any other guaranty or indemnity agreement given by it in connection with the Loan, as applicable.

2.14
Increased Costs Generally.

(a)
Special Provisions Applicable to Term SOFR.

(i)
Term SOFR may be adjusted by Lender on a prospective basis to take into account any additional or increased costs to Lender (other than Taxes which shall be governed by Section 2.15), in each case, due to changes in applicable law occurring subsequent to the commencement of the then applicable Interest Period, or pursuant to any Change in Law or change in the reserve requirements imposed by the Board of Governors, which additional or increased costs would increase the cost of funding or maintaining loans bearing interest at Term SOFR. In any such event, Lender shall give Borrower notice of such a determination and adjustment and, upon its receipt of the notice from Lender, Borrower may, by notice to Lender (A) require Lender to furnish to Borrower a statement

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

setting forth in reasonable detail the basis for adjusting Term SOFR and the method for

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

determining the amount of such adjustment, or (B) repay the SOFR Loans or Base Rate Loans determined with reference to Term SOFR, in each case, of such Lender with respect to which such adjustment is made (together with any amounts due under Section 2.14(a)(ii)).

(ii)
Subject to the provisions set forth in Section 2.14(a)(iii) below, in the event that any change in market conditions or any Change in Law shall at any time after the date hereof, in the reasonable opinion of Lender, make it unlawful or impractical for Lender to fund or maintain SOFR Loans (or Base Rate Loans determined with reference to Term SOFR) or to continue such funding or maintaining, or to determine or charge interest rates at the Term SOFR Reference Rate, Term SOFR or SOFR, Lender shall give notice of such changed circumstances to Borrower and (A) in the case of any SOFR Loans that are outstanding, such SOFR Loans will be deemed to have been converted to Base Rate Loans on the last day of the Interest Period of such SOFR Loans, if Lender may lawfully continue to maintain such SOFR Loans, or immediately, if Lender may not lawfully continue to maintain such SOFR Loans, and thereafter interest upon the SOFR Loans of Lender thereafter shall accrue interest at the rate then applicable to Base Rate Loans (and if applicable, without reference to the Term SOFR component thereof) and

(B) in the case of any such Base Rate Loans of Lender that are outstanding and that are determined with reference to Term SOFR, interest upon the Base Rate Loans of Lender after the date specified in such Lender’s notice shall accrue interest at the rate then applicable to Base Rate Loans without reference to the Term SOFR component thereof in each case, until such Lender determines that it would no longer be unlawful or impractical to do so.

(iii)
Benchmark Replacement Setting.

(A)
Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event, Lender and Borrower may amend this Agreement to replace the then-current Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. (New York City time) on the fifth (5th) Business Day after Lender has posted such proposed amendment to Borrower. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 2.14(a)(iii) will occur prior to the applicable Benchmark Transition Start Date.

(B)
Conforming Changes. In connection with the use, administration, adoption, or implementation of a Benchmark Replacement, Lender will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.

(C)
Notices; Standards for Decisions and Determinations. Lender will promptly notify Borrower of (1) the implementation of any Benchmark

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

Replacement, and (2) the effectiveness of any Conforming Changes in connection with the use, administration, adoption, or implementation of a Benchmark Replacement. Any determination, decision or election that may be made by Lender pursuant to this Section 2.14(a)(iii), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.14(a)(iii).

(D)
Benchmark Unavailability Period. Upon Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, any outstanding affected SOFR Loans will be deemed to have been converted to Base Rate Loans at the end of the applicable Interest Period. During any Benchmark Unavailability Period, the component of the Base Rate based upon the then-current Benchmark will not be used in any determination of the Base Rate.

(b)
No Requirement of Matched Funding. Anything to the contrary contained herein notwithstanding, neither Lender nor any of its participants, is required actually to match fund any Obligation as to which interest accrues at Term SOFR or the Term SOFR Reference Rate.

(c)
If any Regulatory Change: (i) shall subject Lender to any Taxes (other than

(A) Indemnified Taxes, (B) Taxes described in clauses (b) through (e) of the definition of Excluded Taxes and (C) Connection Income Taxes) with respect to its loans, commitments or other obligations or its deposits, reserves other liabilities or capital attributable thereto; or (ii) shall impose, modify or deem applicable any reserve, special deposit, capital, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended by, Lender or shall impose on Lender any other condition affecting its loans or its obligation to make such loans, and the result of any of the foregoing shall be to increase the cost (other than Taxes) to such Lender of making, converting to, continuing or maintaining any Loan or of maintaining its obligation to make the Loan, or to increase the cost to such Lender, or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or any other amount) (other than in respect of Taxes) then, upon request of Lender, Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender, as the case may be, for such Taxes described in clause (i) or such additional costs incurred or reduction suffered described in clause (ii).

(d)
A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in Section 2.14(c) and delivered to Borrower, shall be conclusive absent manifest error. Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

(e)
Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s right to demand such compensation; provided that Borrower shall not be required to compensate a Lender pursuant to this Section for

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

any increased costs incurred or reductions suffered more than nine months prior to the date that such Lender notifies Borrower of the Regulatory Change giving rise to such increased costs or reductions, and of such Lender’s intention to claim compensation therefor (except that, if the Regulatory Change giving rise to such increased costs or reductions is retroactive, then the nine (9)-month period referred to above shall be extended to include the period of retroactive effect thereof).

2.15
Taxes.

(a)
Payments Free of Taxes. Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of Borrower) requires the deduction or withholding of any Tax from any such payment by any Loan Party, then such Loan Party shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by any Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) Lender receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(b)
Payment of Other Taxes. Each Loan Party shall timely pay to the relevant Governmental Authority in accordance with applicable law any Other Taxes.

(c)
Indemnification by Borrower. Each Loan Party shall indemnify Lender, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by Lender or required to be withheld or deducted from a payment to Lender and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to Borrower by a Lender shall be conclusive absent manifest error.

(d)
Evidence of Payments. As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority pursuant to this Section, the applicable Loan Party shall deliver to Lender the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to Lender.

(e)
Status of Lenders.

(i)
Any Lender or other recipient of a payment under any Loan Document that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to Borrower, at the time or times reasonably requested by Borrower, such properly completed and executed documentation reasonably requested by Borrower as will permit such payments to be made

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

without withholding or at a reduced rate of withholding. In addition, any Lender or other

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

recipient of a payment under any Loan Document, if reasonably requested by Borrower, shall deliver such other documentation prescribed by applicable law or reasonably requested by Borrower as will enable Borrower to determine whether or not such Lender or other recipient is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Sections 2.15(e)(ii)(A), 2.15(e)(ii)(B) and 2.15(e)(ii)(D)) shall not be required if in Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii)
Without limiting the generality of the foregoing, in the event that Borrower is a U.S. Borrower,

(A)
any Lender that is a U.S. Person shall deliver to Borrower on or about the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;

(B)
any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrower (in such number of copies as shall be requested by the recipient) on or about the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower), whichever of the following is applicable:

(1)
in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W- 8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2)
executed copies of IRS Form W-8ECI;

(3)
in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code,

(x) a certificate substantially in the form of Exhibit A-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” related to any Loan Party as described in Section 881(c)(3)(C)

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

of the Code (a “U.S. Tax Compliance Certificate”)

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

and (y) executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E; or

(4)
to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or IRS Form W-8BEN-E, a U.S. Tax

Compliance Certificate substantially in the form of Exhibit A-2 or Exhibit A-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit A-4 on behalf of each such direct and indirect partner;

(C)
any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrower (in such number of copies as shall be requested by the recipient) on or about the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit Borrower to determine the withholding or deduction required to be made; and

(D)
if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to Borrower at the time or times prescribed by law and at such time or times reasonably requested by Borrower such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by Borrower as may be necessary for any Loan Party to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify Borrower in writing of its legal inability to do so.

(f)
Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.15 (including by the payment of additional amounts pursuant to this Section 2.15), it shall pay to the indemnifying party an amount equal to such refund

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

(but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (f) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (f), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (f) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(g)
Survival. Each party’s obligations under this Section 2.15 shall survive any assignment of rights by, or the replacement of, a Lender and the repayment, satisfaction or discharge of all the Obligations.

2.16
Appointment of Servicer and Delegation of Lender Rights. Borrower acknowledges and agrees that, at the option of Lender, the Loan may be serviced by a servicer/trustee (the “Servicer”) selected by Lender, and Lender may delegate all or any portion of its responsibilities under this Agreement and the other Loan Documents to the Servicer pursuant to a servicing agreement between Lender and Servicer, provided that such delegation will not release Lender from any of its obligations under the Loan Documents. Borrower shall be responsible for paying to Servicer (on each Payment Date) Servicer’s monthly servicing fee for any period during which an Event of Default exists, provided that Borrower shall in no event be responsible for any such fee to the extent the same exceeds 0.5% (50 basis points) of the Loan Amount.

2.17
Original Issue Discount. For applicable income Tax purposes, the parties hereto agree that the Loan is being issued with “original issue discount” within the meaning of Section 1273(a) of the Code and Treasury Regulation Section 1.1273-1 and shall not take any position to the contrary or file any Tax return, report or declaration inconsistent with such treatment unless required to do so pursuant to a “determination” within the meaning of Section 1313(a) of the Code (or comparable provision of state or local Law).

2.18
Mitigation Obligations; Replacement of Lenders.

(a)
Designation of a Different Lending Office. If Lender requests compensation under Section 2.14, or requires Borrower to pay any Indemnified Taxes or additional amounts to Lender or any Governmental Authority for the account of Lender pursuant to Section 2.15, then Lender shall (at the request of Borrower) use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of Lender, such

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.14 or Section 2.15, as the case may be, in the future, and (ii) would not subject Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by Lender in connection with any such designation or assignment.

(b)
Replacement of Lenders. If any Lender requests compensation under Section 2.14, or if Borrower is required to pay any Indemnified Taxes or additional amounts to Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.15 and, in each case, Lender has declined or is unable to designate a different lending office in accordance with Section 2.18(a), then Borrower may, at its sole expense and effort, upon notice to such Lender, require Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 11.1), all of its interests, rights (other than its existing rights to payments pursuant to Section 2.14 or Section 2.15) and obligations under this Agreement and the related Loan Documents to the applicable assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that: (i) such Lender shall have received payment of an amount equal to the outstanding principal of its Loan, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents from the assignee (to the extent of such outstanding principal and accrued interest and fees) or Borrower (in the case of all other amounts); (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.14 or payments required to be made pursuant to Section 2.15, such assignment will result in a reduction in such compensation or payments thereafter; (iii) such assignment does not conflict with applicable law; and (iv) a Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling Borrower to require such assignment and delegation cease to apply. Each party hereto agrees to execute and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Lender; provided, further that any such documents shall be without recourse to or warranty by the parties thereto.

ARTICLE III

RESERVE ACCOUNTS GENERALLY

3.1
Reserve Accounts.

(a)
Borrower hereby pledges and assigns, and grants to Lender a first-priority perfected security interest in, the Reserve Accounts and all funds therein and any and all monies now or hereafter deposited in the Reserve Accounts as additional security for payment of the Obligations. Until expended or applied in accordance herewith, the Reserve Accounts and all funds therein shall constitute additional security for the Obligations.

(b)
This Agreement is, among other things, intended by the parties to be a security agreement for purposes of the UCC, in addition to the Security Agreement. Upon the occurrence and during the continuance of an Event of Default, Lender may, in addition to any and all other rights and remedies available to Lender, apply any sums then present in the Reserve Accounts to the payment of the Obligations in any order in its sole discretion.

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

(c)
All interest on a Reserve Account shall be added to or become a part thereof. Borrower shall be responsible for payment of any Tax applicable to the interest earned on the Reserve Accounts credited or paid to any Borrower.

(d)
The Reserve Accounts shall be under the sole control and dominion of Lender, and except as otherwise provided in this Agreement, Borrower shall not have any right of withdrawal therefrom.

(e)
Borrower shall not, without obtaining the prior written consent of Lender, further pledge, assign or grant any security interest in the Reserve Accounts or the monies deposited therein or permit any lien or encumbrance to attach thereto, or any levy to be made thereon, or any UCC-1 Financing Statements, except those naming Lender as the secured party, to be filed with respect thereto or any Permitted Encumbrances.

(f)
Lender and Servicer shall not be liable for any loss sustained on the investment of any funds the Reserve Accounts. Borrower shall indemnify Lender and Servicer and hold Lender and Servicer harmless from and against any and all actions, suits, claims, demands, liabilities, losses, damages, obligations and costs and expenses (including litigation costs and reasonable attorneys’ fees and expenses) arising from or in any way connected with the Reserve Accounts or the performance of the obligations for which the Reserve Accounts were established.

(g)
Any amount remaining in the Reserve Accounts after the Obligations have been paid in full in immediately available funds shall be released to Borrower or such other party that may be entitled thereto.

ARTICLE IV REPRESENTATIONS AND WARRANTIES

To induce Lender to execute this Agreement and make the Loan, each Loan Party hereby represents, warrants and covenants to Lender as of the date hereof and continuing hereafter as follows:

4.1
Organization; Power; Special Purpose Entity. Each Loan Party: (a) is duly organized and validly existing in good standing under the laws of the State or Province of its formation; (b) is duly qualified to do business in each jurisdiction in which the nature of its business or assets makes such qualification necessary; (c) has the requisite power and authority to carry on its business as now being conducted; and (d) has the requisite power and authority to execute, deliver, and perform its obligations under the Loan Documents to which it is a party. Each Loan Party other than Canadian Parent is a “registered organization” within the meaning of the UCC in effect in the state where such Loan Party is organized. Each Loan Party’s organizational identification number issued by such State or Province is as set forth on Schedule

4.1. Each Loan Party is in good standing in, every jurisdiction where such qualification is required. MD Propco and, once NJ Propco joins the Loan Documents, NJ Propco shall at all times remain a Special Purpose Entity.

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

4.2
Authority; Enforceability. Each Loan Party has the requisite legal power and authority to execute, deliver and perform each of the Loan Documents to which it is a party. The execution, delivery and performance of each of the Loan Documents, and the consummation of the transactions contemplated thereby, have been duly authorized by all requisite action of each Loan Party, and no proceedings or authorizations on the part of any Loan Party is necessary to consummate such transactions other than as have been received on or prior to the Effective Date and are in full force and effect. The Loan Documents have been duly executed and delivered by each Loan Party that is party thereto and are the legal, valid and binding obligations of each Loan Party, as applicable, enforceable against each Loan Party, as applicable, in accordance with their terms, subject only to bankruptcy, insolvency and other limitations on creditors’ rights generally and to equitable principles. Such Loan Documents are not subject to any right of rescission, set- off, counterclaim or defense by any Loan Party, including the defense of usury.

4.3
Ownership of Loan Parties. The organizational chart attached hereto as

Schedule 4.3 is complete and accurate as of the Effective Date and illustrates all Persons who

(a)
have, together with its Affiliates, at least a 20% direct or indirect ownership interest in each Loan Party to each tier or level shown thereon and their respective ownership percentages and
(b)
all direct and indirect Subsidiaries of each Loan Party. All of the issued and outstanding Equity Interests of the Loan Parties have been (to the extent such concepts are relevant with respect to such ownership interests) duly authorized and issued and are fully paid and non-assessable. There are no outstanding commitments or other obligations of any Loan Party (other than Canadian Parent) to issue, and no options, warrants or other rights of any Person to acquire, any Equity Interests of any Loan Party (other than Canadian Parent) other than as set forth in the Information Certificate. No Local Loan Party has any subsidiary other than as disclosed on the Information Certificate.

4.4
No Conflict. The execution, delivery and performance by each Loan Party of the Loan Documents to which it is a party, and each of the transactions contemplated thereby, do not and will not: (a) conflict with or violate such Loan Party’s, as applicable, partnership agreement, operating agreement, bylaws, articles of partnership, articles of organization, articles of incorporation or other partnership, organizational or corporate documents, as applicable;

(b) conflict with, result in a breach or violation of or constitute (with or without notice or lapse of time or both) a default under any (i) material agreement to which any Loan Party, the Property or the other Collateral is subject, (ii) statute, ordinance, rule or regulation of any Governmental Authority applicable to any Loan Party, the Property or the other Collateral, or (iii) court or Governmental Authority order; or (c) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Loan Party (other than Liens in favor of Lender arising pursuant to the Loan Documents).

4.5
Consents and Authorizations. Each Loan Party has obtained all consents and authorizations required under its organizational documents, as applicable, or pursuant to its contractual obligations with any other Person, and has obtained all consents and authorizations of, and effected all notices to and filings with, any Governmental Authority as may be necessary to allow such Loan Party to lawfully execute, deliver and perform its obligations under the Loan Documents.

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

4.6
Financial Information. All financial statements and other financial information heretofore delivered by any Loan Party to Lender, including, without limitation, information relating to the financial condition of any Loan Party and the Property, the other Collateral, or the shareholders, managers, or members in any Loan Party, are true and correct in all material respects, fairly and accurately reflect the financial condition of the subject thereof and have been prepared in accordance with the Accounting Standard, or another accounting method approved by Lender, consistently applied. Since June 30, 2022, there has been no change that would have a Material Adverse Effect on any Loan Party, or the ability of any Loan Party to perform its respective obligations under the Loan Documents. There are no known material unrealized or anticipated losses of any Loan Party. Neither any Loan Party nor any of their respective Members (other than Members of Canadian Parent) or Affiliates has filed or been the subject of any bankruptcy, insolvency, reorganization, dissolution or similar proceeding or any proceeding for the appointment of a receiver or trustee for all or any substantial part of their respective property or assets. Neither any Loan Party nor any of their respective Affiliates, has admitted in writing its inability to pay its debts when due, made an assignment for the benefit of creditors or taken other similar action.

4.7
No Additional Liabilities of Borrower and/or Guarantors Not Previously Disclosed in Writing to Lender. No Local Loan Party or any of its Subsidiaries has any Indebtedness other than Permitted Indebtedness. No Parent has any Indebtedness other than Permitted Parent Indebtedness. Notwithstanding anything to the contrary contained hereunder or under any of the other Loan Documents, no Loan Party has any obligation which was not previously disclosed to Lender in writing, which obligation would have a Material Adverse Effect upon any of (a) any Loan Party’s ability to perform hereunder or under any of the other Loan Documents, (b) any Loan Party’s ability to timely and fully repay the Loan (and all amounts due in connection therewith) as required under the Note, this Agreement and the other Loan Documents, (c) any Loan Party’s ability now or in the future to operate and renovate the Property (as required hereunder). There are no material defaults, breaches or violations existing in respect of any Permitted Indebtedness or Permitted Parent Indebtedness by any party thereto and no event has occurred that, with the passage of time or the giving of notice, or both, would constitute a material default, breach or violation by any party thereunder, except to the extent that any of the foregoing have been waived in writing by the applicable holder of such Permitted Indebtedness or Permitted Parent Indebtedness. No borrower, guarantor or other party obligated in respect of the Permitted Indebtedness or Permitted Parent Indebtedness has given or received any notice of default under any of the Permitted Indebtedness or Permitted Parent Indebtedness that remains uncured or in dispute. No Permitted Indebtedness grants any Lien on any assets of any Local Loan Party or any greater priority than Lender has with respect to the Loan with respect to any payment obligations of any Loan Party. The Loan Parties have delivered to Lender true, correct and complete copies of all material documents and instruments evidencing or securing (i) any Existing Parent Indebtedness (other than with respect to the KingSett Loan) and the Success Fee Agreement.

4.8
Litigation; Adverse Effects; Condemnation.

(a)
Except as disclosure on the Information Certificate or with respect to which any Loan Party has provided notice as required hereunder, there is no action, suit, proceeding,

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

governmental investigation or arbitration, at law or in equity, or before or by any Governmental Authority, pending against and served upon or, to best of any Loan Party’s knowledge, threatened against and not served upon any Loan Party, the Property or any other Collateral which (i) could result in a Material Adverse Effect upon such Person, the Property or other Collateral, or (ii) could materially and adversely affect the ability of any Loan Party to perform its obligations under the Loan Documents or (iii) involves any Loan Document or the transactions contemplated thereby.

(b)
Except as disclosure on the Information Certificate, in Canadian Parent’s most recent Form 10K and Form 10Q filed with the Securities and Exchange Commission as of the Effective Date or with respect to which any Loan Party has provided notice as required hereunder, no Loan Party is (i) in violation of any applicable Legal Requirements, which violation could have a Material Adverse Effect upon any Loan Party, the Property or any other Collateral, or (ii) subject to or in default with respect to any court or Governmental Authority order which could have a Material Adverse Effect upon any Loan Party, the Property or any other Collateral. There are no governmental or administrative proceedings pending or, to the best of each Loan Party’s knowledge, threatened against any Loan Party, the Property or any other Collateral, which, if adversely decided, could have a Material Adverse Effect upon any Loan Party, the Property or any other Collateral.

(c)
There are no known, pending or, to the best of each Loan Party’s knowledge, threatened eminent domain or condemnation proceedings affecting the Property (or any portion thereof).

(d)
Upon payment of the contractors identified on the closing statement prepared by the Title Company in connection with the closing of this Agreement, there are no known, pending, or to the best of each Loan Party’s knowledge, threatened claims outstanding against any Loan Party or the Property (or any portion thereof) or any other Collateral in respect of any work done on or prior to the date hereof at, on or around the Property by any contractor or third party claimant.

4.9
Payment of Taxes. All income and other material tax returns and reports to be filed by each Loan Party have been timely filed, and all taxes, assessments, fees and other governmental charges shown on such returns or otherwise payable by any Loan Party have been paid when due and payable, except such taxes, assessments, fees and other governmental charges if any, as (a) are being contested pursuant to a Permitted Contest or (b) to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect, and, as applicable, subject to such valid extensions of the filing and/or due date thereof as such Loan Party shall have obtained. No Liens have been filed and no claims are being asserted with respect to any such Taxes and no Loan Party has any knowledge of any proposed tax assessment against any Loan Party that could have a Material Adverse Effect.

4.10
Disclosure. The representations and warranties of each Loan Party contained in this Agreement, the other Loan Documents, the Information Certificate, and all certificates, financial statements and other documents delivered to Lender in connection herewith and therewith, do not, when taken as a whole, as of the date of such representation, warranty or other statement was made, contain any untrue statement of a material fact or omit to state a material fact necessary to

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

make the statements contained herein or therein, in light of the circumstances under

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

which they were made, not misleading (it being recognized that projections and forecasts provided by Borrower in good faith and based upon reasonable assumptions are not viewed as facts and that actual results during the period or periods covered by such projections and forecasts may differ from the projected or forecasted results). All organizational documents, financial statements, Leases, Material Agreements, agreements and other documents and instruments delivered by or on behalf of any Loan Party to Lender pursuant to this Agreement, the other Loan Documents are true, correct and complete copies of the originals. The foregoing representations and warranties with respect to any documents, Leases or instruments relating to the Property or the Cannabis Business or Support Business and not prepared by or on behalf of any Loan Party are made to the best of each Loan Party’s knowledge. No Loan Party has withheld any material fact from Lender in regard to any matter addressed in or material to the Loan Documents.

4.11
Requirements of Law and Other Covenants. Each Loan Party, the Cannabis Business, the Support Business, the Property and the other Collateral and the ownership and use thereof comply with (a) all Legal Requirements applicable to that respective Loan Party, the Cannabis Business, the Support Business or the Property (including, without limitation, State Cannabis Laws, the ADA and all Hazardous Materials Laws but excluding all US federal statutes, ordinances, rules and regulations related solely to the operation of a Cannabis Business), in all material respects, in each case that the failure to so comply could reasonably be expected to have a Material Adverse Effect or have a material adverse effect on such Loan Party’s ability to operate the Cannabis Business or any Support Business as conducted prior to such failure and (b) all restrictive covenants or other title matters affecting the Property, the other Collateral or any portion thereof. Without limiting the generality of the foregoing, each Loan Party has all required Government Approvals (including Regulatory Licenses) (excluding any United States federal Government Approvals) to operate its business as currently conducted, and all of such state and provincial Government Approvals are in full force and effect and have not been revoked, suspended, cancelled, rescinded, terminated, modified and have not expired. There are no pending or threatened actions by or before any Governmental Authority to revoke, suspend, cancel, rescind, terminate or materially adversely modify any such Government Approvals. Except as disclosure on the Information Certificate or as otherwise disclosed to Lender in writing, no Loan Party has received notice of any claim with respect to any Hazardous Materials Liability or knows of any basis for any Hazardous Materials Liability and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, no Loan Party (i) has failed to comply with any Hazardous Materials Law or to obtain, maintain or comply with any permit, license or other approval required under any Hazardous Materials Law, (ii) has become subject to any Hazardous Materials Liability, (iii) has received notice of any claim with respect to any Hazardous Materials Liability or (iv) knows of any basis for any Hazardous Materials Liability. The Property consists of one or more legal and separate lot(s) for tax assessment purposes. All requisite permits, easements and rights of way necessary for the occupancy, operation, ownership and use of the Property, the Cannabis Business and the Support Business, as applicable, have been obtained by Borrower and those that have been obtained are in full force and effect and not subject to default by any party thereto.

4.12
Property and Collateral Documents. The Loan Parties have heretofore delivered to Lender true, complete and correct copies of all Material Contracts. No Loan Party has otherwise discovered in the course of its due diligence investigations, any facts, matters or circumstances

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

that could have a Material Adverse Effect (including, without limitation, on any Loan Party, the Cannabis Business, the Property or any other Collateral, the transactions contemplated by this Agreement or the other Loan Documents). No Lien upon the Property or the other Collateral materially adversely affects the value, operation or use of the Property or such Collateral or Borrower’s or any Guarantor’s ability to pay the Obligations. There are no outstanding options to purchase or rights of first refusal affecting all or any portion of the Property or the other Collateral except as set forth in the limited liability company agreement of TerrAscend NJ delivered to Lender in connection with the closing. To the knowledge of the Loan Parties, the survey for the Property delivered to Lender does not fail to reflect any material matter affecting the Property or the title thereto. Except as may otherwise be set forth on the survey provided to Lender, all of the Improvements included in determining the appraised value of the Property lie wholly within the boundaries and building restriction lines of the Property, and no improvement on an adjoining property encroaches upon the Property, and no easement or other encumbrance upon the Property encroaches upon any of the Improvements, except pursuant to the Cell Tower Lease and those insured against by the Title Policy insuring the Lien of the Security Instrument. The Property is taxed separately and does not include any other property, and for all purposes the Property may be mortgaged, conveyed and otherwise dealt with as a separate legal parcel. The cost basis information for the Property delivered to Lender is true, complete, and accurate in all respects.

4.13
Title to Assets; No Liens. Each Local Loan Party has good, marketable and indefeasible fee title to the applicable Collateral, free and clear of all Liens, except for Permitted Encumbrances. All transfer taxes, deed stamps, intangible taxes or other amounts in the nature of transfer taxes required to be paid by any Person under applicable Legal Requirements in connection with the transfer of the Property have been paid when due except such taxes, if any, as are being contested in good faith by appropriate proceedings and for which adequate reserves are maintained in accordance with GAAP, and subject to such valid extensions of the filing and/or due date thereof as such Borrower shall have obtained. No such taxes are currently being so contested. The Security Instrument, when properly recorded in the appropriate records, together with any UCC Financing Statements required to be filed in connection therewith, will create (a) a valid, perfected, first priority lien on Borrower’s interest in the Collateral, and (b) valid and perfected first priority security interests in and to, and perfected collateral assignments of, all personalty of Borrower (including the Leases), all in accordance with the terms thereof, in each case subject only to any Liens approved by Lender, and in each case excluding motor vehicles and deposit accounts and securities accounts (other than the Blocked Account). All mortgage, recording, stamp, intangible or other similar taxes required to be paid by any Person under applicable Legal Requirements in connection with the execution, delivery, recordation, filing, registration, perfection or enforcement of any of the Loan Documents have been or will be paid. Each Borrower owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property necessary to its business as currently conducted, and the use thereof by each Borrower does not infringe in any material respect upon the rights of any other Person, and each Borrower’s rights thereto are not subject to any licensing agreement or similar arrangement other than pursuant to the WANA License and the Cookies License. No Local Loan Party has entered into or granted any security agreements, or permitted the filing or attachment of any security interests on or affecting any of their respective assets, including the Collateral, directly or indirectly that would have priority or in any way be superior to Lender’s security interests and rights in and to the Collateral. No Local Loan Party has entered into or granted any security agreements, or permitted

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

the filing or attachment of any security interests on or affecting any Excluded Asset other than Permitted Encumbrances.

4.14
Utilities. All utility services, including, without limitation, gas, water, sewage, electrical and telephone, necessary for the use and occupancy of the Property are available at or within the boundaries of the Property and have been connected or are available for connection by Borrower upon payment of all required connection or hook-up fees.

4.15
Leases. No portion of the Property has been leased or subleased to any Person except (a) the MD Real Property has been leased by MD Propco to each of MD Opco 1 and MD Opco 2 pursuant to the MD Operating Leases, as applicable, and (b) upon consummation of the Permitted Reorganization, the NJ Real Property will be leased by NJ Propco to TerrAscend NJ pursuant to the NJ Operating Lease. No Local Loan Party leases or subleases any real property other than the Property except pursuant to the Leases described on Schedule 4.15 (the “Existing Leases”). The MD Operating Lease (and, upon the consummation of the Permitted Reorganization, the NJ Operating Leases) and the Existing Leases are in full force and effect and there is no material default or breach existing thereunder by any party thereto and no event has occurred that, with the passage of time or the giving of notice, or both, would constitute a material default or breach by any party thereunder. Borrower has not given or received any notice of default under any of the Operating Leases or the Existing Leases that remains uncured or in dispute. Neither the execution or delivery of the Loan Documents nor Borrower’s performance thereunder will adversely affect its rights under the Operating Leases or the Existing Leases.

4.16
Affiliate Fees and Transactions. No Borrower is obligated to pay any fee or compensation to any Affiliate in connection with the acquisition, financing, operation or management of the Property, the Cannabis Business or the Support Business (collectively “Affiliate Fees”) except as set forth on Schedule 4.16.

4.17
Defects. There are no known defects, facts or conditions affecting the Property or any portion thereof that would make the Property unsuitable for the occupancy, use or sale thereof. To the knowledge of the Loan Parties, there are no surface or subsurface soils conditions adversely affecting the Property, including, without limitation, unstable soil or landfills.

4.18
Patriot Act and Related Matters.

(a)
Each Loan Party complies and will comply at all times with the Patriot Act and Anti-Money Laundering Laws applicable to such Loan Party. Lender shall have the right to audit each Loan Party’s compliance with the Patriot Act and all applicable requirements of Governmental Authorities having jurisdiction of any Loan Party or the Property, including, without limitation, those relating to money laundering and terrorism. If any Loan Party fails to comply with the Patriot Act or any such requirements of Governmental Authorities, then Lender may, at its option, cause such Loan Party to comply therewith and any and all costs and expenses incurred by Lender in connection therewith shall become part of the Obligations, secured by the Collateral.

(b)
No Loan Party: (i) is listed on any Government Lists; (ii) is a Person who has been determined by competent authority to be subject to the prohibitions contained in

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

Presidential Executive Order No. 13224 (Sept. 23, 2001) or any other similar prohibitions contained in the rules and regulations of OFAC or in any enabling legislation or other Presidential Executive Orders in respect thereof; (iii) has been previously indicted for or convicted of any felony involving a crime or crimes of moral turpitude or for any Patriot Act Offense (as defined below); (iv) is not currently under investigation by any Governmental Authority for alleged criminal activity or (v) is a Prohibited Person. For purposes hereof, the term “Patriot Act Offense” means any violation of the criminal laws of the United States of America or of any of the several states, or that would be a criminal violation if committed within the jurisdiction of the United States of America or any of the several states, relating to terrorism or the laundering of monetary instruments, including any offense under (A) the criminal laws against terrorism; (B) the criminal laws against money laundering, (C) the Bank Secrecy Act, as amended, (D) the Money Laundering Control Act of 1986, as amended, or the (E) Patriot Act. “Patriot Act Offense” also includes the crimes of conspiracy to commit, or aiding and abetting another to commit, a Patriot Act Offense.

(c)
Each Loan Party and to the knowledge of each Loan Party, each of its Members (excluding any Members of any Loan Party whose Equity Interests are traded on a national or international securities exchange), is in compliance with all Federal Trade Embargos and Anti-Corruption Obligations in all material respects. No Embargoed Person owns any direct or indirect equity interest in any Loan Party. No Loan Party, or to their knowledge any of their Affiliates nor any of their respective direct or indirect equityholders (i) conducts any business, or engage in any transaction or dealing, with any Embargoed Person, including the making or receiving of any contribution of funds, goods, or services, to or for the benefit of a Embargoed Person, or (ii) engages in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any Federal Trade Embargo.

(d)
No tenant at the Property is identified on the OFAC List.

(e)
Each Loan Party has implemented procedures, and will consistently apply those procedures throughout the term of the Loan, to ensure that the foregoing representations and warranties remain true and correct during the term of the Loan.

4.19
ERISA. Neither any Loan Party nor any ERISA Affiliate maintains, contributes to, has any obligation to contribute to, or has any direct or indirect liability with respect to any “employee benefit plan,” “multiemployer plan,” or any other “plan” (each as defined in ERISA). No Loan Party is an “employee benefit plan,” as defined in Section 3(3) of ERISA, subject to Title I of ERISA, a “plan,” as defined in Section 4975(e)(1) of the Code, subject to Code Section 4975, or a “governmental plan” within the meaning of Section 3(32) of ERISA. None of the assets of any Loan Party constitutes “plan assets” of one or more of any such plans under 29

C.F.R. Section 2510.3-101, as modified by Section 3(42) of the Code. The transactions contemplated by the Loan Documents do not violate state statutes regulating investment of, and fiduciary obligations with respect to, governmental plans and such state statutes do not in any manner affect the ability of any Loan Party to perform its obligations under the Loan Documents or the ability of Lender to enforce any and all of its rights under this Agreement and the other Loan Documents. If an investor or direct or indirect equity owner in any Loan Party is a plan that is not subject to Title I of ERISA or Section 4975 of the Code, but is subject to the provisions of any federal, state, local, non-U.S. or other laws or regulations that are similar to those portions of

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

ERISA or the Code, the assets of the Loan Parties do not constitute the assets of such plan under such other laws. “ERISA Affiliate” means any corporation or trade or business that is a member of any group of organizations (a) described in Section 414(b) or (c) of the Code, of which any Loan Party is a member, and (b) solely for purposes of potential liability under Section 302(b)(2) of ERISA and Section 412(b)(2) of the Code and the lien created under Section 303(k) of ERISA and Section 430(k) of the Code, described in Section 414(m) or (o) of the Code, of which any Loan Party is a member.

4.20
Investment Company Act; Public Utility Holding Company Act. No Loan Party is (a) an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended; (b) a “holding company” or a “subsidiary company” of a “holding company” or an “affiliate” of either a “holding company” or a “subsidiary company” within the meaning of the Public Utility Holding Company Act of 1935, as amended; or (c) subject to any other federal or state law or regulation which purports to restrict or regulate its ability to borrow money. No Loan Party is engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock, or extending credit for the purpose of purchasing or carrying margin stock, and no part of the proceeds of any Loan will be used to buy or carry any margin stock.

4.21
Contracts.

(a)
No Loan Party has entered into, or is bound by, any Material Contract other than as set forth on Schedule 4.21 or as disclosed to Lender in writing (and Schedule 4.21 shall be deemed to be updated to the extent such notice is provided to Lender).

(b)
No Loan Party is a party to, nor is bound by, any material Regulatory License or other material agreement that prohibits or otherwise restricts such Loan Party from incurring the obligations under this Agreement and the Loan Documents to which it is a party or granting a security interest in the Collateral, other than this Agreement or the other Loan Documents.

(c)
Upon written request by Lender, the Loan Parties have delivered true, correct and complete copies of the Material Contracts (including all amendments and supplements thereto) to Lender.

(d)
Each of the Material Contracts (i) is in full force and effect and there is no material default thereunder which would give rise to a right to terminate such Material Contract and (ii) is binding upon and enforceable against the applicable Persons party thereto in accordance with its terms. No Loan Party has given or received any notice of default under any of the Material Contracts that remains uncured or in dispute. Neither the execution or delivery of the Loan Documents nor any Loan Party’s performance thereunder will adversely affect any Loan Party’s rights under the Material Contracts.

4.22
Solvency. Each Loan Party has (a) not entered into the transaction contemplated by this Agreement or executed the Loan Documents with the actual intent to hinder, delay or defraud any creditor and (b) received reasonably equivalent value in exchange for its obligations under such Loan Documents. The fair saleable value of each Loan Party’s assets exceeds and will,

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

immediately following the making of the Loan, exceed such Person’s total liabilities, including subordinated, unliquidated, disputed and contingent liabilities. The present fair saleable value of the property of each Loan Party will be greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured. Each Loan Party will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured. Each Loan Party’s assets do not and, immediately following the making of the Loan will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. No Loan Party intends to, nor believes that it will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing of and amounts of cash to be received by it and the timing of the amounts of cash to be payable on or in respect of its liabilities. No petition in bankruptcy has been filed against any Loan Party, and no Loan Party has ever made an assignment for the benefit of creditors or taken advantage of any insolvency act for the benefit of debtors. No Loan Party or any of their respective direct or indirect owners is contemplating either the filing of a Bankruptcy Action by any Loan Party and no Loan Party has knowledge of any Person contemplating the filing of any such petition against it. No Loan Party is contemplating the liquidation of all or a major portion of its assets or properties.

4.23
Compliance with Law; Government Approvals. Each Loan Party and the Property, as applicable, and the use thereof and operations thereat, comply in all material respects with all State Cannabis Laws and other Legal Requirements that are applicable to each such Loan Party or Property, as applicable. Schedule 4.23 sets forth a true, correct and complete list of all Regulatory Licenses maintained by each Loan Party applicable to the Property and the Cannabis Business conducted at the Property.

4.24
Use of Property. The Property is and will be used exclusively in connection with the Cannabis Business and the Support Business, as applicable.

4.25
Use of Funds. Each Loan Party hereby warrants, represents and covenants that all funds disbursed hereunder shall be used for business or commercial purposes and that no funds disbursed hereunder shall be used for personal, family or household purposes.

4.26
Insurance. Each copy of the insurance policies relating to the Collateral delivered to Lender (a) is a true, correct, and complete copy of the respective original policy in effect on the date of this Agreement, and no amendments or modifications of said documents or instruments not included in such copies have been made, and (b) has not been terminated and is in full force and effect. No Loan Party is in default in the observance or performance of its material obligations under said policies and such Loan Party has done all things required to be done as of the date of this Agreement to keep unimpaired its rights thereunder.

4.27
Common Enterprise. The successful operation and condition of each of the Loan Parties is dependent on the continued successful performance of the functions of the group of the Loan Parties as a whole and the successful operation of each of the Loan Parties is dependent on the successful performance and operation of each other Loan Party. Each Loan Party expects to derive benefit (and its board of directors or other governing body, as applicable, has determined that it may reasonably be expected to derive benefit), directly and indirectly, from (a) successful

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

operations of each of the Loan Parties and (b) the credit extended by Lender to Borrower

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

hereunder, both in their separate capacities and as members of the group of companies. Each Loan Party has determined that execution, delivery, and performance of this Agreement and any other Loan Documents to be executed by such Loan Party is within its purpose, in furtherance of its direct and/or indirect business interests, will be of direct and indirect benefit to such Loan Party, and is in its best interest.

ARTICLE V REPORTING COVENANTS

Each Loan Party covenants and agrees that, on and after the date hereof, until payment in full of the Loan and other amounts payable under the Loan Documents:

5.1
Financial Statements and Other Financial and Operating Information. Each Loan Party shall keep and maintain or shall cause to be kept and maintained, on a Fiscal Year basis, in accordance with the Accounting Standard, consistently applied, books, records and accounts reflecting in reasonable detail all of the financial affairs of such Loan Party and all items of income and expense in connection with the operation of their applicable business. The Loan Parties shall deliver or cause to be delivered to Lender:

(a)
Intentionally omitted.

(b)
Quarterly Operating and Financial Statements. Within sixty (60) days following the end of each Fiscal Quarter (excluding the fourth (4th) Fiscal Quarter) during the Loan term, (i) consolidated operating statements for Borrower and the Property for such quarter and

(ii) consolidated unaudited financial statements of Borrower, consisting of a balance sheet and income statement. Such financial statements shall be prepared on the basis of the Accounting Standard, and shall be accompanied by a certificate executed by the applicable Loan Party, certifying the completeness, fairness and consistency thereof.

(c)
Annual Financial Statements. Within one hundred and twenty (120) days after the end of each Fiscal Year, annual audited consolidated financial statements of the Canadian Parent, consisting of a balance sheet and income statement. Such financial statements shall be prepared on the basis of the Accounting Standard and shall be accompanied by a certificate executed by the applicable Loan Party, certifying the completeness, fairness and consistency thereof. All audited statements shall be audited by a reputable accounting firm acceptable to Lender, it being acknowledged and agreed that MNP LLP is acceptable to Lender.

(d)
Annual Budget. Not later than November 1 of each calendar year, Within sixty (60) days after the end of each calendar year, the proposed annual operating budget of Borrower (including with respect to the Property) for each month of the succeeding Fiscal Year.

(e)
Compliance Certificates. Concurrently with the financial statements delivered pursuant to Section 5.1(b) and 5.1(c), Borrower shall provide Lender with an executed Compliance Certificate evidencing the calculation of the Debt Service Coverage Ratio as of the last day of the immediately preceding Fiscal Quarter and the other matters required in the definition

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

of Compliance Certificate.

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

(f)
Knowledge of Event of Default. Promptly upon any Loan Party obtaining knowledge of (i) any condition or event which constitutes an Event of Default or Default, or

(ii) any condition or event which has or will have a Material Adverse Effect, written notice specifying the nature and period of existence of any such condition or event, or specifying the notice given or action taken by the applicable Loan Party and the nature of such claimed Event of Default, Default or other event or condition, and what action the applicable Loan Party has taken, is taking and proposes to take with respect thereto.

(g)
Litigation, Arbitration or Government Investigation. Promptly upon any Loan Party obtaining knowledge of (i) the institution of, or threat of, any action, suit, proceeding, governmental investigation inquiry, examination, audit, warning letter, enforcement, penalty, fine, or arbitration against or affecting any Loan Party, the Property or any other Collateral not previously disclosed in writing by any Loan Party to Lender pursuant to this section, including any eminent domain or other condemnation proceedings affecting the Property; or (ii) any development of the foregoing already disclosed, which, in either case, has a Material Adverse Effect, written notice thereof to Lender and such other information as may be available to it to enable Lender and its counsel to evaluate such matters.

(h)
Additional Material Items. Promptly upon any Loan Party obtaining knowledge of (i) any Lien or claim made or asserted against any of the Collateral (other than Permitted Encumbrances) or Excluded Assets unless such Lien is subject to a Permitted Contest;

(ii) any loss, damage, or destruction to the Collateral in the amount of $300,000 or more, whether or not covered by insurance; (iii) any and all default notices given or received under or with respect to (x) the Real Property or (y) any Material Contract; (iv) any termination or non-renewal of any Material Contract or the receipt by any Person of any written notice from the other party to any Material Contract of such party’s intent to terminate or not renew such Material Contract (other than the assignment of the Maplewood Lease at the time of the Permitted Disposal); (v) entry into a new Material Contract; (vi) notice of any rejection or non-renewal of any Regulatory License or other Government Approval that is material to the conduct of the Cannabis Business, and such other material information as may be readily available to it to enable Lender and its counsel to evaluate such matters, and (vii) any written notice or order from any Governmental Authority relating to any Loan Party’s failure to comply with any Legal Requirements that (A) relate to any Borrower or the Collateral or (B) if not promptly cured, would be reasonably likely to have a Material Adverse Effect or result in a termination or suspension of any Regulatory License.

(i)
Bankruptcy, Etc. Immediately upon becoming aware thereof, notice (whether involuntary or voluntary) of the bankruptcy, insolvency, examinership, reorganization of any Loan Party, or the appointment of any trustee, assignee, receiver or similar estate fiduciary in connection with or anticipation of any such occurrence, or the taking of any step by any Person in furtherance of any such action or occurrence.

(j)
Organizational Documents. Promptly following the date thereof, any amendments or modifications of any Loan Party’s organizational documents entered into in accordance with and as expressly permitted under, this Agreement and the other Loan Documents.

(k)
Other Information. Such other information, reports, contracts, schedules,

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

lists, documents, agreements and instruments in the possession or control of any Loan Party with

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

respect to (i) the Collateral, or (ii) the business, assets, condition (financial or otherwise), income or prospects of any Loan Party as Lender may from time to time reasonably request.

5.2
Environmental Notices. Each Loan Party shall promptly notify Lender in writing after such Loan Party’s learning thereof of any of the following: (a) a discovery of any Hazardous Materials on, under or about the Property, other than Hazardous Materials temporarily in transit through the Property or that are in use or necessary for the operation of a Cannabis Business;

(b) any knowledge by such Loan Party that the Property does not comply with any Hazardous Materials Laws; (c) any claims alleging that any Loan Party or the Property is not in compliance with or has violated Hazardous Materials Laws; and/or (d) any claim for a Hazardous Materials Liability.

5.3
Accuracy of Information. Each Loan Party will ensure that any information, including financial statements or other documents, furnished to Lender in connection with this Agreement or any other Loan Document contains no material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and the furnishing of such information shall be deemed to be a representation and warranty by the Loan Parties on the date thereof as to the matters specified in this Section; provided that, with respect to projected financial information, the Loan Parties will only ensure that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

ARTICLE VI OTHER COVENANTS

Each Loan Party covenants and agrees that, on and after the date hereof, until indefeasible payment in full of the Loan and other amounts payable under the Loan Documents:

6.1
Existence. Each Loan Party shall at all times maintain its partnership or limited liability company, or corporate existence, as applicable and shall do or cause to be done all things necessary to preserve and keep in full force and effect its rights to do business in, and shall remain in good standing in, each jurisdiction in which the character of the properties owned or leased by it therein or in which the transaction of its business makes such qualification necessary including without limitation doing or causing to be done all things necessary to preserve, renew and keep in full force and effect the rights, qualifications, licenses, permits, franchises, governmental authorizations, intellectual property rights, licenses and permits material to the conduct of its business.

6.2
Compliance. Each Loan Party shall comply with all covenants, conditions, restrictions, Leases, easements, reservations, rights and rights-of-way and all Legal Requirements (including, without limitation, all State Cannabis Laws, all Hazardous Materials Laws, all Anti- Money Laundering Laws, the Patriot Act and the ADA) applicable to each respective Loan Party, in each case in which noncompliance therewith could reasonably be expected to have a Material Adverse Effect. Each Loan Party shall obtain and maintain in full force and effect all necessary approvals, consents, Government Approvals (including all Regulatory Licenses) and will comply with each of the rights, duties and obligations under each of the foregoing, in each case, so that the

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

business carried on by the Loan Parties may be properly conducted in accordance with Legal

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

Requirements at all times. There shall never be committed by any Loan Party, and no Loan Party shall ever permit any other Person in occupancy of or involved with the operation or use of the Property to commit any act or omission affording any Governmental Authority the right of forfeiture against (i) the Property or any part thereof, (ii) any Regulatory License, (iii) any other Collateral, or (iv) any monies paid in performance of the Obligations. Each Loan Party hereby covenants and agrees not to commit, permit or suffer to exist any act or omission affording such right of forfeiture.

6.3
Payment of Property Taxes, Assessments and Charges. Each Loan Party will timely pay, discharge and otherwise satisfy all income and other material Taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which such Tax, assessment or governmental charge is delinquent, and all lawful claims that, if unpaid, could reasonably be expected to become a Lien having priority over Lender’s Liens (other than Permitted Encumbrances) or an otherwise material Lien on any of the Collateral; provided that none of the Loan Parties shall be required to pay any such Tax, assessment, charge, levy or claim that is being contested pursuant to a Permitted Contest. The Loan Parties shall pay all Property Taxes and Insurance Premiums with respect to itself and the Property prior to delinquency thereof.

6.4
Books and Records. Each Loan Party shall maintain full and complete books of account and other records reflecting the results of its operations in accordance with the Accounting Standard, consistently applied. Each Local Loan Party shall permit Lender and its agents, during regular business hours upon reasonable notice (provided no notice shall be required when an Event of Default has occurred and is continuing), to inspect and copy all of such books and records no more than two times per year (except if an Event of Default has occurred and is continuing).

6.5
Entry and Inspection. Lender and its authorized representatives shall, during regular business hours upon reasonable notice to Borrower, and subject to compliance with State Cannabis Laws, have the right of entry and reasonable access to the Property to inspect the Property for any purpose including, without limitation, the evaluation of the existence, location, nature and magnitude of any Hazardous Materials, and the Loan Parties’ compliance with Hazardous Materials Laws; provided that, Lender’s right of entry to the Property shall be limited to not more than two (2) times per year (except if an Event of Default has occurred and is continuing). Such entry shall be undertaken so as to minimize any unreasonable interference with Borrower’s use of the Property.

6.6
Intentionally Omitted.

6.7
Loan Party Indebtedness.

(a)
Without the prior written consent of Lender, which may be granted or withheld in Lender’s sole and absolute discretion, no Local Loan Party shall incur any Indebtedness other than Permitted Indebtedness and no Parent shall incur any Indebtedness other than Permitted Parent Indebtedness.

(b)
In the event that any Loan Party or any Subsidiary of any Borrower shall at

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

any time issue or have outstanding any Subordinated Indebtedness, such Loan Party shall take or

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

cause such Subsidiary to take all such actions as shall be necessary to cause the Obligations to constitute senior indebtedness (however denominated) in respect of such Subordinated Indebtedness and to enable Lender to have and exercise any payment blockage or other remedies available or potentially available to holders of senior indebtedness under the terms of such Subordinated Indebtedness. Without limiting the foregoing, the Obligations are hereby designated as “senior indebtedness” and as “designated senior indebtedness” and words of similar import under and in respect of any indenture or other agreement or instrument under which such Subordinated Indebtedness is outstanding and are further given all such other designations as shall be required under the terms of any such Subordinated Indebtedness in order that Lender may have and exercise any payment blockage or other remedies available or potentially available to holders of senior indebtedness under the terms of such Subordinated Indebtedness.

6.8
Leases. No Local Loan Party shall enter into any lease, subleases, license agreements or any other agreement providing any Person with any right to occupancy of the Property or other right to use such Loan Party’s assets without Lender’s prior written approval, other than (i) the lease to TerrAscend NJ as contemplated by the definition of Permitted Reorganization, (ii) the MD Operating Lease, and (iii) the Cell Tower Lease.
6.9
Subdivision Maps; Zoning; Joint Assessment. No Loan Party shall record any final map, parcel map, lot line adjustment or other subdivision map of any kind covering any portion of the Property (or portion thereof), or otherwise subdivide in any way, in each and every case, only with Lender’s prior written consent, which consent may be granted or withheld in Lender’s sole and absolute discretion. No Loan Party shall materially change the Property’s use or initiate, join in or consent to any (a) change in any private restrictive covenant, zoning ordinance or other public or private restrictions limiting or defining the Property’s uses or any part thereof (including filing a declaration of condominium, map or any other document having the effect of subjecting the Property to the condominium or cooperative form of ownership), except those necessary in connection with the uses permitted pursuant to this Agreement; or (b) joint assessment of the Property with any other real or personal property.

6.10
ERISA Compliance. Each Loan Party shall take or refrain from taking, as the case may be, such actions as may be necessary to cause the representations and warranties in Section

4.18 to remain true and correct throughout the term of the Loan.

6.11
Transfers. No Borrower shall suffer or permit any Transfer to occur, without the prior written consent of Lender, except: (a) dispositions of inventory in the ordinary course of business, (b) dispositions of obsolete, surplus or worn out personal property or property no longer used in its business, (c) dispositions as a consequence of any loss or damage in connection with any casualty or any condemnation or taking of such assets by eminent domain proceeds, (d) is for fair market value and the following conditions are met: (i) the aggregate Transfers during any Fiscal Year shall not exceed $500,000 and the amount of any single Transfer shall not exceed

$500,000, (ii) immediately prior to and immediately after giving effect to the Transfer, no Event of Default shall have occurred and be continuing or would result therefrom, (iii) the assets transferred are not material to the operations of the business of Borrower, and (iv) no less than 80% of the consideration received for such Transfer is received in cash, (e) is a sale or disposition of equipment to the extent that such equipment is exchanged for credit against the purchase price for similar replacement equipment, or the proceeds of such Transfers are reasonably promptly

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

applied to the purchase of similar replacement equipment, all in the ordinary course of business,

(f) is an abandonment, failure to renew or other disposition in the ordinary course of business of any intellectual property that is not material to the conduct of the business of any Borrower or any Subsidiary of such Borrower, (g) is by any Borrower or Subsidiary thereof to another Borrower or Subsidiary thereof, (h) dispositions of cash or Cash Equivalents in the ordinary course of business or otherwise in accordance with Borrower’s organizational documents, (i) dispositions to effect the Permitted Reorganization, provided that the Permitted Reorganization Conditions have been satisfied, and (l) dispositions to effect the Permitted Disposal, provided that the Permitted Disposal Conditions have been satisfied.

6.12
Liens. Each Local Loan Party will not, and will not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or suffer to exist any Lien upon any property or assets of any kind (real or personal, tangible or intangible and including, without limitation, any interest in any other Loan Party) of any such Person, whether now owned or hereafter acquired, except for Permitted Encumbrances. No Parent shall grant (i) any Lien on any assets of any Parent in respect of any Permitted Parent Indebtedness other than Liens specifically contemplated within the definition of Permitted Parent Indebtedness or (ii) any greater priority than Lender has with respect to the Loan with respect to any payment obligations of any Parent under any Permitted Parent Indebtedness except to the extent specifically contemplated within the definition of Permitted Parent Indebtedness.

6.13
Patriot Act and Related Matters. At all times throughout the term of the Loan, including after giving effect to any Transfers permitted pursuant to the Loan Documents, the Loan Parties shall cause the representations and warranties made in Section 4.18 to remain true and correct.

6.14
Fundamental Changes. Except with respect to the Permitted Reorganization, no Local Loan Party shall merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or otherwise dispose of all or any substantial part of its assets, or all or substantially all of the Equity Interests of any of its subsidiaries (in each case, whether now owned or hereafter acquired), or liquidate or dissolve, without the prior written consent of Lender. Borrower shall not engage in any business other than the Cannabis Business or Support Business, as applicable. No Loan Party shall cause or suffer to exist a Change of Control. No Loan Party shall change the type of entity that it is. No Loan Party shall change its state or jurisdiction of incorporation or organization, in each case, unless Lender shall have received at least thirty (30) days prior written notice of such change and Lender shall have acknowledged in writing that either (a) such change will not adversely affect the validity, perfection or priority of Lender’s security interest in the Collateral, or (b) any reasonable action requested by Lender in connection therewith has been completed or taken (including any action to continue the perfection of any Liens in favor of Lender in any Collateral), provided that, other than with respect to the Canadian Parent, any new location of incorporation or organization shall be in the continental United States and, in respect of Canadian Parent only, any new location of incorporation or organization shall be in Canada.

6.15
Special Purpose Entity. MD Propco and, once NJ Propco joins the Loan Documents, NJ Propco shall not (a) fail to be a Special Purpose Entity; or (b) modify, amend,

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

waive or terminate its organizational documents.

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

6.16
Maintenance; Waste; Alterations. Borrower shall at all times keep the Property in good repair, working order and condition, except for reasonable wear and use. Borrower shall obtain Lender’s prior written consent to any alterations to any Improvements, which consent shall not be unreasonably withheld, except with respect to any alterations to any Improvements which may have a Material Adverse Effect. Notwithstanding the foregoing, Lender’s consent shall not be required in connection with any alterations that (a) will not have a Material Adverse Effect; provided that such alterations (i) are either work performed pursuant to the terms of any Lease approved in accordance with the terms hereof, or the costs for such alterations are adequately covered in the current Approved Annual Budget, (ii) do not adversely affect any structural component of any Improvements, any utility or HVAC system contained in any Improvements or the exterior of any building constituting a part of any Improvements and (iii) the aggregate cost thereof does not exceed Five Hundred Thousand Dollars ($500,000), or (b) are performed in connection with Restoration after the occurrence of a Casualty in accordance with the terms and provisions of this Agreement.

6.17
Material Contracts. Borrower shall not enter into, amend, modify, supplement or terminate any Material Contract other than (i) any amendment, modification or supplement that is not materially adverse to Lender without the prior written consent of Lender in its reasonable discretion, or (ii) the disposal, assignment or transfer of the Maplewood Lease concurrently with the Permitted Disposal. Each Loan Party will preserve and maintain in full force and effect each of the Material Contracts and comply in all material respects with each of their respective rights, duties and obligations under each of the Material Contracts, in each case, so that the business carried on by the parties to such Material Contracts may be properly conducted in accordance with Legal Requirements at all times. No Loan Party shall enter into any agreement that prohibits or impairs any Loan Party from performing its obligations under this Agreement and the other Loan Documents, or that is otherwise inconsistent with or in violation of this Agreement or the other Loan Documents. No Loan Party shall enter into, incur or permit to exist any agreement or other arrangement (other than the Loan Documents or as required by Legal Requirements) that prohibits, restricts or imposes any condition upon the ability of such Person to create, incur or permit to exist any Lien on the Collateral, other than a Permitted Encumbrance. No Loan Party will amend, modify or waive any of its rights under its charter, articles or certificate of incorporation or organization, by-laws, operating, management or partnership agreement or other organizational or governing documents in a manner that is materially adverse to Lender.

6.18
Cannabis Related Provisions.

(a)
Permitting. In the event the Property is used by a Loan Party or is leased to a tenant that uses or intends to utilize the Property to conduct a Cannabis Business, Borrower agrees that it shall not, and shall not suffer or permit any such tenant to operate, any Cannabis Business at the Property without first receiving proof of compliance with applicable State Cannabis Laws and other Legal Requirements, which proof it shall promptly deliver to Lender. Evidence of compliance shall include a copy of a permit issued by the city in which the Property is located authorizing such Loan Party to operate a Cannabis Business at the Property, along with any other material license, permit, or Material Contract required by any Governmental Authority to operate the Cannabis Business or the Support Business.

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

(b)
Restricted Activities. No Loan Party shall engage in any Restricted Cannabis Activity.

(c)
Licenses. Each Borrower shall preserve and maintain in full force and effect each of the Regulatory Licenses.

6.19
Additional Collateral; Further Assurances. Subject to applicable Legal Requirements, each Borrower will cause each subsidiary formed or acquired after the date of this Agreement to become a Loan Party by executing a joinder agreement in form satisfactory to Lender. In connection therewith, Lender shall have received all documentation and other information regarding such newly formed or acquired subsidiaries as may be required to comply with the applicable “know your customer” rules and regulations, including the Patriot Act. Upon execution and delivery thereof, each such Person (a) shall automatically become a Guarantor hereunder and thereupon shall have all of the rights, benefits, duties, and obligations in such capacity under the Loan Documents and (b) will grant Liens to Lender in any property of such Loan Party which is intended to constitute Collateral. Each Borrower will cause 100% of the issued and outstanding Equity Interests of each of its subsidiaries to be subject at all times to a first priority, perfected Lien in favor of Lender pursuant to the terms and conditions of the Loan Documents or other security documents as Lender shall reasonably request. Without limiting the foregoing, each Borrower will, and will cause each subsidiary to, execute and deliver, or cause to be executed and delivered, to Lender such documents, agreements and instruments, and will take or cause to be taken such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust and other documents and such other actions or deliveries of the type required by Section 2.5, as applicable), which may be required by any Legal Requirement or which Lender may, from time to time, reasonably request to carry out the terms and conditions of this Agreement and the other Loan Documents and to ensure perfection and priority of the Liens created or intended to be created by the Loan Documents, all in form and substance reasonably satisfactory to Lender and all at the expense of the Loan Parties, provided that, no perfection by “control” or control agreements shall be required with respect to any deposit account or securities accounts (other than the Blocked Account) and, with respect to any motor vehicle that constitutes Collateral, no steps to perfect the security interest therein shall be required other than the filing of a UCC-1 Financing Statement unless requested by Lender after the Effective Date. If any real property is acquired by any Borrower after the Effective Date (other than assets constituting Collateral under the Security Agreement that become subject to the Lien under the Security Agreement upon acquisition thereof), the Loan Parties will (i) notify Lender, and, if requested by Lender, cause such real property to be subjected to a Lien securing the Obligations and (ii) take, and cause each applicable Loan Party to take, such actions as shall be necessary or reasonably requested by Lender to grant and perfect such Liens, including actions described in this Section, all at the expense of the Loan Parties.

6.20
Accounts. No Borrower will maintain or open any deposit or securities account other than the accounts set forth of Schedule 6.20 (as may be updated from time to time and, upon delivery of such updated Schedule 6.20 by Borrower to Lender, Schedule 6.20 shall be deemed to be updated).

6.21
DSCR Period. If a DSCR Period shall exist, then, within five (5) Business Days

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

after (a) the commencement of such DSCR Period and (b) the end of each Fiscal Quarter during

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

the continuance of such DSCR Period, Borrower shall deposit into the Blocked Account, as additional collateral for the Loan, an amount of cash equal to the DSCR Required Payment Amount; provided, however, that in no event shall the aggregate payments made by Borrower pursuant to this Section 6.21 during any particular DSCR Period exceed Six Million and 00/100 Dollars ($6,000,000.00). If and when a DSCR Period ends, provided no Event of Default shall then exist, Lender shall promptly release the funds on deposit in the Blocked Account to Borrower.

6.22
Holding Company Covenant. Neither Canadian Parent nor American Parent shall conduct, transact or otherwise engage in any business or operations other than (i) the ownership and/or acquisition of equity interests in its Subsidiaries, (ii) the maintenance of its legal existence, including the ability to incur fees, costs and expenses relating to such maintenance,

(iii) participating in tax, accounting and other administrative matters as owner of its Subsidiaries (including the Loan Parties) and reporting related to such matters, (iv) the performance of its obligations under and in connection with the Loan Documents and any documentation governing Permitted Parent Indebtedness, (v) in the case of Canadian Parent, any public offering of its common stock or any other issuance or registration of its stock for sale or resale, including the costs, fees and expenses related thereto, (vi) the making of any dividend or the holding of any cash received in connection with dividends made by its Subsidiaries, (vii) incurring fees, costs and expenses relating to overhead and general operating including professional fees for legal, tax and accounting issues and paying taxes, (vii) providing indemnification to officers and directors and as otherwise permitted hereunder, (viii) activities incidental to the consummation of the transactions contemplated by the Loan Documents, (ix) financing activities related to Permitted Parent Indebtedness, including the issuance of securities, incurrence of debt, payment of dividends, making contributions to the capital of its Subsidiaries and guaranteeing the obligations of its Subsidiaries, and (x) activities incidental to the businesses or activities described in clauses (i) to

(ix) of this Section 6.22.

6.23
Affiliate Fees. All Affiliate Fees payable by any Borrower to any Guarantor or any other Affiliate of any Loan Party shall at all times be subordinate to the Loan and subject to the terms of Section 9.6. The Loan Parties shall cause any such Loan Party or other Affiliate to whom any Borrower may owe Affiliate Fees to acknowledge the same in writing to Lender prior to Borrower becoming obligated to pay the same.

6.24
Post-Closing. The Loan Parties will perform or deliver to Lender the Post-Closing Obligations prior to the deadline therefor provided for on Schedule 6.24.

ARTICLE VII CONSTRUCTION

7.1
Construction Work. Borrower shall perform and complete the construction work at the Property as more particularly set forth on Schedule 7.1 hereto (such repairs hereinafter collectively referred to as the “Construction Work”). It shall be an Event of Default if Borrower does not complete the Construction Work by December 31, 2022. Upon the occurrence of such an Event of Default, Lender, at its option, may withdraw all funds from the Construction Reserve Account and Lender may apply such funds either to completion of the Construction Work or

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

toward reduction of the Loan in such order, proportion and priority as Lender may determine in its

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

sole discretion. Lender’s right to withdraw and apply funds in the Construction Reserve Account shall be in addition to all other rights and remedies provided to Lender under this Agreement and the other Loan Documents. Nothing in this Section 7.1 shall (a) make Lender responsible for performing or completing any Construction Work; (b) require Lender to expend funds in addition to the funds in the Construction Reserve Account to complete any Construction Work; (c) obligate Lender to proceed with any Construction Work; or (d) obligate Lender to demand from Borrower additional sums to complete any Construction Work. Borrower shall permit Lender and Lender’s agents and representatives (including Lender’s construction consultant) or third parties to enter onto the Property during regular business hours upon reasonable notice to Borrower, and subject to compliance with State Cannabis Laws, to inspect the progress of any Construction Work and all materials being used in connection therewith and to examine all plans and shop drawings relating to such Construction Work.

7.2
Establishment of Construction Reserve Account. Lender has established a construction reserve account (the “Construction Reserve Account”), into which funds shall be deposited for the payment of costs incurred by Borrower in connection with the Construction Work pursuant to the Approved Construction Budget. On the Effective Date, Lender shall be deemed to have funded the amount described in Section 2.1 into the Construction Reserve Account. Upon the establishment of the Blocked Account and the execution and delivery of the Control Agreement by all intended parties thereto, the Lender shall promptly cause the Construction Reserve Funds to be transferred into the Blocked Account, and thereafter all references herein to the Construction Reserve Account shall mean and refer to the Blocked Account. Following Completion, the payment of all Construction Costs and written request by Borrower, any Construction Reserve Funds remaining in the Construction Reserve Account shall be disbursed to Borrower. The insufficiency of any balance in the Construction Reserve Account shall not relieve Borrower from its obligation to perform the Construction Work in a good and workmanlike manner and in accordance with all Legal Requirements.

ARTICLE VIII

INSURANCE; CASUALTY, CONDEMNATION AND RESTORATION

Each Loan Party covenants and agrees that, on or after the date hereof, until payment in full of the Obligations, each Loan Party shall obtain and maintain in effect, at their sole expense, the following policies of insurance in form and substance satisfactory to Lender, each of which, except for the insurance required in Section 8.1, shall be issued by companies authorized to do business in the state there the applicable Property is located with claims paying ability ratings of at least “A-VII (7)” or better by AM Best, and shall otherwise be approved by Lender.

8.1
Title Insurance. If applicable, the Title Policy, together with any endorsements, reinsurance and co-insurance agreements which Lender may require, insuring Lender, in the principal amount of the Loan, that the Security Instrument constitutes a valid first priority Lien on the Property, subject only to matters approved by Lender in writing. During the term of the Loan, the Loan Parties shall deliver to Lender, within five (5) Business Days of Lender’s written request, such other commercially available endorsements to the Title Policy as Lender may reasonably require.

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

8.2
Property Insurance. “Special Form” property insurance coverage , including but not limited to, coverage for fire, wind, hail, collapse, sinkhole and course of construction (if applicable) for an amount not less than 100% of the replacement cost of the Property, (exclusive of costs for foundations, underground utilities and footings), machinery and equipment without deduction for physical depreciation. Such all-risk property insurance policy shall contain a lender loss payable endorsement, and not less than the following: (a) [intentionally omitted]; (b) a deductible not to exceed $50,000 (or $100,000 with respect to wind and hail) unless approved in advance by Lender; (c) ordinance or law coverage including loss in value to the undamaged portion of the building(s) to full replacement value; (d) machinery and equipment breakdown with coverage including, but not limited to, loss or damage from electrical injury, machinery and equipment breakdown, and explosion of steam boilers, air conditioning equipment, high pressure piping, pressure vessels or similar apparatus; and (e) business income and loss rents coverage for the Property in amounts and for periods of coverage approved by Lender in its reasonable discretion. In addition, if any portion of the Improvements is currently or at any time in the future located in a federally designated “special flood hazard area, Borrower shall obtain flood hazard insurance equal to the lesser of (1) the outstanding principal balance of the Loan or (2) the maximum amount of such insurance available under the National Flood Insurance Program, or such greater amount as Lender shall require in its discretion.

8.3
Builder’s Risk Insurance. For any project under renovation or construction, Builders Risk insurance on an “all risks” basis including all perils required in Section 8.2 and covering 100% of the insurable completed value of all construction work, including hard costs, recurring soft costs, delay in use losses, and delay in completion coverage, insuring the Improvements (including all buildings under construction), machinery, equipment, supplies, fences, scaffolding, construction forms, signs, temporary structures, cribbing, false work, foundations, underground pipes and wiring and all other property of any nature which is to be used in fabrication, erection, installation and completion of the project until it is completed and accepted by the owner, including materials in storage and while in transit.

8.4
Liability Insurance.

(a)
A commercial general liability policy written on a primary and non- contributory basis insuring against claims for personal injury, bodily injury, death or property damage occurring upon, in or about the Real Property, to be on “occurrence” form with limits not less than $5,000,000 per occurrence and $5,000,000 general aggregate. Coverage must include premise liability, products liability, and completed operations (if applicable, provided that products liability coverage may be provided through a separate policy with the same limits.

(b)
If applicable, an owned and non-owned and hired auto liability policy with a combined single limit of than $1,000,000 per occurrence.

(c)
If applicable, a workers compensation and employer’s liability policy with limits not less than statutory limits for worker’s compensation with employer’s liability limits of

$1,000,000 each accident, each disease and each employee.

8.5
General Insurance Requirements. The following additional requirements are also

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

applicable:

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

(a)
Insurance premiums may be financed but not more than 12 months in advance. All outstanding premiums for the current policy term are to be paid prior to the Effective Date;

(b)
No insurance policy required hereunder shall be permitted to provide for premium assessments to be made against Lender;

(c)
The Loan Parties shall provide the following prior to the Effective Date:

(i) an Acord 25, Acord 25S or equivalent certificate of liability insurance and (ii) an Acord 28 or equivalent certificate of property insurance, which shall name all Loan Parties as additional insureds and include coverage for all real property owned or leased by a Loan Party; and shall provide endorsements to each policy;

(d)
Each policy shall be endorsed to contain not less than a thirty (30) day notice to Lender of written cancellation or material change and not less than ten (10) days prior notice to Lender of cancellation for non-payment of premium;

(e)
Prior to the Effective Date and prior to the renewal date of each insurance policy required hereunder, the Loan Parties shall provide certificates of insurance providing evidence that the policies have been renewed;

(f)
Lender may, at any time, request and be provided, complete copies of the insurance policies providing the coverage required hereunder or copies of specific endorsements supporting the certificates of insurance;

(g)
Lender to be named (i) the first mortgagee and lender loss payee with respect to the property insurance coverage, and (ii) an additional insured with respect to general liability and umbrella or excess liability insurances, as follows:

Pelorus Fund REIT, LLC ISAOA, ATIMA 6529 Riverside Ave., Ste. 280

Riverside, CA 92506-3122

(h)
A waiver of subrogation shall be provided on all policies of insurance waiving rights of recovery against Lender;

(i)
The limits of insurance contained herein are minimum limits established by Lender and shall not be construed to mean that Lender represents or warrants that the required limits contained herein are adequate for protection to the Loan Parties; and

(j)
All policies required pursuant to this Article VIII or the other Loan Documents shall be issued by companies authorized to do business in the state where the Property is located with a financial strength and claims paying ability rating of A-VII or better by AM Best.

8.6
Restoration Proceeds.

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

(a)
Any and all awards, compensation, reimbursement, damages, proceeds, settlements, and other payments or relief paid or to be paid, together with all rights and causes of

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

action relating to or arising from, (i) any insurance policy maintained by or on behalf of a Loan Party following any damage, destruction, casualty or loss to all or any portion of the Property (a “Casualty”, and such proceeds, “Insurance Proceeds”) or (ii) any temporary or permanent taking or voluntary conveyance of all or part of the Property, or any interest therein or right accruing thereto or use thereof, as the result of, or in settlement of, any condemnation or other eminent domain proceeding by any Governmental Authority whether or not the same shall have actually been commenced (a “Taking”, and such proceeds, “Condemnation Proceeds”, and together with Insurance Proceeds, collectively, “Restoration Proceeds”) are hereby assigned to Lender as additional collateral security hereunder subject to the Lien of the Security Instrument and the Security Agreement to be applied in accordance with this Article VIII. Lender shall be entitled to receive and collect all Restoration Proceeds, and the Loan Parties shall instruct and cause the issuer of each policy of insurance described herein and any applicable Governmental Authority to deliver to Lender all Restoration Proceeds. The Loan Parties shall execute such further assignments of the Restoration Proceeds as Lender may from time to time reasonably require. Notwithstanding the foregoing, if the Restoration Proceeds, less the amount of Lender’s costs and expenses (including attorneys’ fees and costs) incurred in collecting the same (the “Net Restoration Proceeds”), are $100,000 or less (the “Restoration Proceeds Threshold”), provided no Event of Default then exists, Lender shall make such Net Restoration Proceeds available to the Loan Parties. All Insurance Proceeds received by a Loan Party or Lender in respect of business interruption coverage required hereunder, and all Condemnation Proceeds received with respect to a temporary Taking available to a Loan Party, shall be deposited in a segregated escrow account with Lender or its servicer, as applicable, and Lender shall estimate the number of months required for the Loan Parties to restore the damage caused such Casualty or replace cash flow interrupted by such temporary Taking, as applicable, and shall divide the aggregate proceeds by such number of months, and, provided no Event of Default then exists, shall disburse a monthly installment thereof to the Loan Parties each such month. Subject to Lender’s rights under Sections 8.6 and 8.7, provided no Event of Default has occurred and is continuing and the Restoration has been completed in accordance with this Agreement, any Net Restoration Proceeds available to the Loan Parties for Restoration, to the extent not used by the Loan Parties in connection with, or to the extent they exceed the cost of such Restoration and any costs incurred by Lender, shall be paid to the Loan Party entitled thereto.

(b)
Lender shall be entitled at its option to participate in any compromise, adjustment or settlement in connection with (i) any insurance policy claims relating to any Casualty, and (ii) any Taking in an amount in controversy, in either case, in excess of the Restoration Proceeds Threshold, and the Loan Parties shall within ten (10) Business Days after request therefor reimburse Lender for all reasonable out-of-pocket expenses (including reasonable attorneys’ fees and disbursements) incurred by Lender in connection with such participation. No Loan Party shall make any compromise, adjustment or settlement in connection with any such claim in excess of the Restoration Proceeds Threshold or if an Event of Default then exists without the prior written approval of Lender. No Loan Party shall make any compromise, adjustment or settlement in connection with any claim unless same is commercially reasonable.

(c)
If and to the extent Restoration Proceeds are not required to be made available to the Loan Parties to be used for the Restoration of the Improvements affected by the Casualty or Taking, as applicable, pursuant to this Agreement, Lender shall be entitled, without

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

any Loan Party’s consent, to apply such Restoration Proceeds or the balance thereof, at Lender’s option either (i) to the full or partial payment or prepayment of the Obligations; provided that such payment or prepayment shall not require any defeasance of the Loan, or (ii) to the Restoration of all or any part of such Improvements affected by the Casualty or Taking, as applicable.

8.7
Restoration. The Loan Parties shall restore and repair the Property, the other Collateral, or any part thereof, now or hereafter damaged or destroyed by any Casualty or affected by any Taking; provided, however, that if the Casualty is not insured against or insurable, the Loan Parties shall so restore and repair even though no Insurance Proceeds are received. Notwithstanding anything to the contrary set forth in Section 8.6, Lender agrees that Lender shall make the Net Restoration Proceeds (other than business interruption Insurance Proceeds, which shall be held and disbursed as provided in Section 8.6) available to the Loan Parties for restoration and repair of the Property or the other Collateral affected by the Casualty or Taking (a “Restoration”), as applicable, on the following terms and subject to the Loan Parties’ satisfaction of the following conditions; provided, that Lender shall have the right to waive any of the following conditions in its discretion:

(a)
At the time of such Casualty or Taking, as applicable, and at all times thereafter there shall exist no Event of Default;

(b)
The Property affected by the Casualty or Taking, as applicable, shall be capable of being restored (including replacements) to substantially the same condition, utility, quality and character, as existed immediately prior to such Casualty or Taking, as applicable, in all material respects with a fair market value and projected cash flow of the Property equal to or greater than prior to such Casualty or Taking, as applicable;

(c)
The Loan Parties shall demonstrate to Lender’s reasonable satisfaction their ability to pay the Obligations coming due during such repair or restoration period (after taking into account proceeds from business interruption insurance carried by the Loan Parties);

(d)
(i) In the event of a Casualty, the Casualty resulted in an actual or constructive loss of less than 30% of the fair market value of the Property and less than 30% of the usable area of the Property and (ii) in the event of a Taking, the Taking resulted in an actual or constructive loss of less than 15% of the fair market value of the Property and less than 15% of the usable area of the Property, less than 15% of the land constituting the Property is taken, such land is located along the perimeter or periphery of the Property, and no portion of the Improvements is the subject of such Taking;

(e)
The Loan Parties shall have provided to Lender all of the following, and collaterally assigned the same to Lender pursuant to assignment documents acceptable to Lender:

(i) an architect’s contract with an architect reasonably acceptable to Lender and complete plans and specifications for the Restoration of the Property lost or damaged to the condition, utility and value prior to the applicable Casualty; (ii) fixed-price or guaranteed maximum cost construction contracts with contractors reasonably acceptable to Lender for completion of the Restoration work in accordance with the aforementioned plans and specifications; (iii) such additional funds (if any) as are necessary from time to time, in Lender’s reasonable opinion, to complete the Restoration

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

(which funds shall be held by Lender as additional collateral securing the Obligations and shall be

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

disbursed, if at all, pursuant to this Article VIII); and (iv) copies of all permits and licenses necessary to complete the Restoration in accordance with the plans and specifications and all Legal Requirements;

(f)
The Loan Parties shall commence such work within one hundred- twenty (120) days after such Casualty or Taking, as applicable, and shall diligently pursue such work to completion;

(g)
Lender shall be satisfied that the Restoration will be completed on or before the earliest to occur of (i) the date six (6) months prior to the Maturity Date, (ii) such time as may be required under applicable Legal Requirements in order to repair and restore the Property to the condition it was in immediately prior to such Casualty or such Taking, as applicable, (iii) the expiration of the business interruption insurance coverage referred to above, and (iv) the earliest date required pursuant to the terms of any Lease; and

(h)
The Property and the use thereof after the Restoration will be in compliance with all applicable Legal Requirements.

8.8
Disbursement.

(a)
Each disbursement by Lender of such Restoration Proceeds shall be funded subject to conditions and in accordance with disbursement procedures which a commercial construction lender would typically establish in the exercise of sound banking practices, including requiring lien waivers and any other documents, instruments or items which may be reasonably required by Lender and generally consistent with the conditions applicable to disbursements in commercial construction loans.

(b)
In no event shall Lender be obligated to make disbursements of Restoration Proceeds in excess of an amount equal to the costs actually incurred from time to time for work in place as part of the Restoration, as determined by Lender, less, as to each contractor, subcontractor or materialman engaged in a Restoration, an amount equal to the greater of (i) 10% of the costs actually incurred for work in place as part of such Restoration, as reasonably determined by Lender, and (ii) the amount actually withheld by Borrower (the “Casualty Retainage”). The Casualty Retainage shall not be released until Lender reasonably determines that the Restoration has been completed in accordance with the provisions of this Agreement and that all approvals necessary for the re-occupancy and use of the Property have been obtained from all appropriate Governmental Authorities, and Lender receives evidence satisfactory to Lender that the costs of the Restoration have been paid in full or will be paid in full out of the Casualty Retainage.

8.9
Change in Insurance Requirements. Lender may at any time amend these insurance requirements due to (a) new information not known by Lender on the Effective Date which poses a material risk to the Property or the other Collateral or (b) changed circumstances after the Effective Date which in the reasonable judgment of Lender makes such change necessary. Promptly following the receipt of a notice from Lender, the Loan Parties will make such modifications to the terms of any insurance policy as Lender specifies.

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

8.10
Notification of Loss. The Local Loan Parties shall promptly notify Lender of any single loss or event likely to give rise to any claim against an insurer covered by any insurance policies required hereunder for an amount in excess of (a) $100,000 with respect to any such claim in respect of the Collateral and (b) $300,000 for any other such claim.

ARTICLE IX

EVENTS OF DEFAULT AND REMEDIES

9.1
Events of Default. The occurrence of any one or more of the following, whatever the reason therefor, shall constitute an Event of Default hereunder:

(a)
Payment. (i) Borrower shall fail to pay any portion of the principal amount of the Loan as and when the same shall become due and payable, (ii) Borrower shall fail to pay any accrued interest on the Loan or any other amount payable under the this Agreement or the other Loan Documents within five (5) days following the date when and as the same shall become due and payable, provided that the foregoing grace period shall not apply to amounts payable on the Maturity Date.

(b)
Certain Covenants. Any Loan Party, as applicable, shall fail to comply with the provisions of Sections 6.6, 6.7-6.14, 6.17-18, 6.21 and 6.22

(c)
Other Covenants. Any Loan Party, as applicable, shall fail to perform any other covenant or agreement to be performed by such Loan Party under this Agreement or the other Loan Documents, and such failure shall continue for more than ten (10) days after the earlier of (i) receipt of written notice by Lender, and (ii) Borrower’s or any Guarantor’s knowledge thereof (provided that such ten (10)-day cure period shall not apply to any of the occurrences set forth in any other lettered paragraph of this Section 9.1).

(d)
Liens, Attachments, Condemnation. (i) The recording of any mechanic’s lien or claim of lien (other than a Permitted Encumbrance) against the Property or any other Collateral if such lien or claim of lien is not removed or bonded and contested pursuant to a Permitted Contest; (ii) the condemnation, seizure or appropriation of, or the occurrence of a material uninsured casualty with respect to, any material portion of the Property or any other Collateral; or (iii) the sequestration or attachment of, or any levy or execution upon, any of the Property, any other Collateral, or any substantial portion of the other assets of any Loan Party, which sequestration, attachment, levy or execution is not released, expunged or dismissed prior to the earlier of sixty (60) days or the sale of the assets affected thereby.

(e)
Representations and Warranties. Any representation or warranty made by any Loan Party in this Agreement or any of the other Loan Documents or in any certificate, agreement, instrument or other document made or delivered pursuant to or in connection with any of the Loan Documents shall have been false or misleading in any material respect when made.

(f)
Dissolution. Any Loan Party is terminated, dissolved or liquidated; or all or substantially all of the assets of any Loan Party are sold or otherwise transferred or disposed of without Lender’s written consent.

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

(g)
Insolvency. (i) Any Loan Party is the subject of an order for relief by any bankruptcy court, or is unable or admits in writing its inability to pay its debts as they mature, or makes an assignment for the benefit of creditors; or (ii) any Loan Party applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Loan Party, and the appointment continues undischarged or unstayed for thirty (30) days; or

(iii) any Loan Party institutes or consents to any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, custodianship, conservatorship, liquidation, rehabilitation or similar proceedings relating to it or to all or any part of its property under the applicable Legal Requirements of any jurisdiction; or any similar proceeding is instituted without the consent of any Loan Party and continues undismissed or unstayed for sixty (60) days; or

(iv) any judgment, writ, attachment, execution or similar process is issued or levied against all or any part of the property of any Loan Party and is not released, vacated or fully bonded within sixty (60) days after its issue or levy.

(h)
Property Taxes. Any failure to pay Property Taxes prior to delinquency as required by Section 6.3.

(i)
Insurance Policies. If the insurance policies required hereunder or under any Loan Document are not kept in full force and effect, or if copies of the certificates evidencing the insurance policies (or certified copies of the insurance policies if requested by Lender) are not delivered to Lender within thirty (30) days after written request therefor.

(j)
Violation of Legal Requirements. The failure of any Loan Party to comply in any material respect with any Legal Requirement, including any material State Cannabis Law, in each case as applicable to such Loan Party, if such failure could, in the reasonable judgment of Lender, have a Material Adverse Effect or have a material adverse effect on such Loan Party’s ability to operate the Cannabis Business or any Support Business as conducted prior to such failure, or if any Loan Party engages in any Restricted Cannabis Activity or Borrower fails to maintain a Regulatory License required for the operation of Borrower’s business.

(k)
Restraint of Operations. Any Loan Party shall be enjoined, restrained, or in any way prevented by court order or other Governmental Authority from continuing to conduct all or any material part of its business affairs, the effect of which has a Material Adverse Effect on such Loan Party, for more than thirty (30) consecutive Business Days.

(l)
Other Proceedings. Any Loan Party or any officer, director, member or manager thereof shall have been found guilty of an act of fraud or violation of any State Cannabis Law.

(m)
Material Adverse Effect. Any Material Adverse Effect shall occur.

(n)
Loss of Priority; Enforceability. Except as the result of the action or inaction by Lender, the failure at any time of (i) the Security Instrument to be a valid and perfected first priority Lien upon the Real Property or any portion thereof, (ii) the Security Agreement or Security Instrument to be a valid and perfected first priority Lien upon the Collateral described

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

therein (other than the Property), subject only to Permitted Encumbrances, or (iii) the Pledge Agreement to be a valid and perfected Lien upon the Collateral described therein. Any Loan Document shall fail to remain in full force and effect or any action, and be valid, binding an enforceability in accordance with its terms, or any action is taken to discontinue or to assert the invalidity or unenforceability of any Loan Document.

(o)
Inspection. Any of Lender, its representatives or its construction consultant is not permitted, at all reasonable times, to enter upon the Property, inspect the Improvements and the construction thereof and all materials, fixtures and articles used or to be used in connection therewith, and to examine all detailed plans, shop drawings and specifications which relate to the Improvements and such default remains uncured for a period of ten (10) days after notice thereof from Lender to Borrower.

(p)
Operating Lease. The Operating Lease shall no longer be in effect for any reason whatsoever other than the termination thereof pursuant to Section 9.8, including, without limitation, expiration of the Operating Lease by its terms absent renewal or extension of the Operating Lease or the prior written consent of Lender.

(q)
Cross Default. There is a default in any agreement to which any Loan Party or any Subsidiary of a Loan Party is a party with a third party or parties (i) resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount in excess of Three Million Dollars ($3,000,000.00) or (ii) that could reasonably be expected to have a Material Adverse Effect.

(r)
Judgments. One or more judgments, orders, or decrees for the payment of money in an amount, individually or in the aggregate, of at least (i) One Hundred Thousand and 00/100 Dollars ($100,000.00) with respect to any Local Loan Party and (ii) One Million Dollars ($1,000,000.00) with respect to any Parent, shall be rendered against any Loan Party and shall remain unsatisfied, unvacated, or unstayed for a period of twenty (20) days after the entry thereof.

(s)
Change in Control. A Change in Control shall occur.

(t)
Other Default. The occurrence of any other event, circumstance or condition that constitutes an “Event of Default” under any of the other Loan Documents, beyond the expiration of any applicable grace or cure periods, if any, specified for such breach or default therein, as the case may be.

9.2
Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, all or any one or more of the rights, powers and other remedies available to Lender against any Loan Party under any Loan Document, or at law or in equity may be exercised by Lender at any time and from time to time (including the right to accelerate and declare the outstanding Obligations to be immediately due and payable), without notice or demand, whether or not all or any portion of the Obligations shall be declared due and payable, and whether or not Lender shall have commenced any foreclosure proceeding or other action for the enforcement of its rights and remedies under any of the Loan Documents with respect to all or any portion of the Property or other Collateral. In addition to the foregoing, upon an Event of Default and at all times

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

thereafter, Lender may take any or all of the following actions, at the same or different times:

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

(a)
terminate any remaining commitment to make the Loan or portion thereof, whereupon such commitment shall terminate immediately;

(b)
declare the Loan to be due and payable in whole or in part, whereupon the principal of the Loan so declared to be due and payable, together with accrued interest thereon and all fees (including, for the avoidance of doubt, the Minimum Interest Payment or the Exit Fee) and other accrued Obligations (whether of Borrower, any Guarantor, hereunder or under any other Loan Document), shall become due and payable immediately, in each case without presentment, demand, protest or other notice of any kind, all of which are hereby waived by Borrower and each Guarantor;

(c)
charge interest on the Obligations at the Default Interest Rate;

(d)
appoint a receiver for the property of any of the Loan Parties or the Collateral, or a chief restructuring officer for the operation of any Loan Party, and each Loan Party hereby consents to such rights and such appointment and hereby waives any objection such party may have thereto or the right to have a bond or other security posted by Lender in connection therewith; and

(e)
exercise any and all rights and remedies provided to Lender under the Loan Documents or at law or equity, including all remedies provided under the applicable UCC.

Notwithstanding the foregoing or anything contained herein to the contrary, the outstanding Obligations shall be accelerated and immediately due and payable, without any election by Lender upon the occurrence of an Event of Default described in Section 9.1(g) in each case without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Loan Parties.

9.3
Remedies Cumulative. The rights, powers and remedies of Lender under this Agreement shall be cumulative and not exclusive of any other right, power or remedy which Lender may have against any Loan Party pursuant to this Agreement or the other Loan Documents executed by or with respect to any of Loan Party, or existing at law or in equity or otherwise. Lender’s rights, powers and remedies may be pursued singly, concurrently or otherwise, at such time and in such order as Lender may determine in Lender’s discretion. No delay or omission to exercise any remedy, right or power accruing upon an Event of Default shall impair any such remedy, right or power or shall be construed as a waiver thereof, but any such remedy, right or power may be exercised from time to time and as often as may be deemed expedient. A waiver of any Event of Default shall not be construed to be a waiver of any subsequent Event of Default or to impair any remedy, right or power consequent thereon. Any and all of Lender’s rights with respect to the Property and the other Collateral shall continue unimpaired, and each Loan Party shall be and remain obligated in accordance with the terms hereof, notwithstanding (a) the release or substitution of Property or any other Collateral at any time, or of any rights or interest therein, or (b) any delay, extension of time, renewal, compromise or other indulgence granted by Lender upon the occurrence of any Event of Default with respect to the Property, any other Collateral or otherwise hereunder. Notwithstanding any other provision of this Agreement, Lender reserves the right to seek a deficiency judgment or preserve a deficiency claim, in connection with the

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

foreclosure of the Property or any other Collateral pursuant to any Loan Document, to the extent necessary to foreclose on other parts of the Property or any other Collateral.

9.4
Lender Appointed Attorney-In-Fact. Each Loan Party hereby irrevocably and unconditionally constitutes and appoints Lender as such Loan Party’s true and lawful attorney-in- fact exercisable upon the occurrence and during the continuance of an Event of Default, to execute, acknowledge and deliver any documents, agreements or instruments and to exercise and enforce every right, power, remedy, option and privilege of such Loan Party under all Loan Documents, and do in the name, place and stead of such Loan Party, all such acts, things and deeds for and on behalf of and in the name of such Loan Party under any Loan Document, which such Loan Party could or might do or which Lender may deem necessary or desirable to more fully vest in Lender the rights and remedies provided for under the Loan Documents and to accomplish the purposes thereof. The foregoing powers of attorney coupled with an interest and irrevocable.

9.5
Lender’s Right to Perform. If any Loan Party fails to perform any covenant or obligation on it, as applicable, contained herein for a period of five (5) Business Days after receipt of written notice thereof from Lender, Lender may, but shall have no obligation to, perform, or cause performance of, such covenant or obligation, and the reasonable and actual expenses of Lender incurred in connection therewith shall be payable by Borrower to Lender upon demand, together with interest thereon at the Default Interest Rate. Notwithstanding the foregoing, Lender shall have no obligation to send notice to Borrower or any other Loan Party of any such failure. At the option of Lender, Lender may apply any amounts in the Blocked Account towards the performance of any such obligation or covenant provided that Lender first gives Borrower five (5) Business Days’ written notice of its intention to do so if Borrower does not do so prior to the expiration of such period

9.6
Affiliate Agreements. Following the foreclosure or deed or assignment in lieu of foreclosure of any Collateral constituting an interest in Borrower, Lender, its nominee or designee or the purchaser at any foreclosure sale (a “Successor Owner”) shall have the right to terminate any Indebtedness, contract or agreement, with any other Loan Party or any of their respective Affiliates or Subsidiaries (each a “Formerly Related Party”) that would be binding on such Borrower or Successor Owner (including, without limitation, pursuant to Section 10.10), provided that if any such Indebtedness, contract or agreement is so terminated, then all contracts, agreements or Indebtedness owing by any Formerly Related Party to such Borrower shall likewise be terminated. Each Loan Party makes this agreement on behalf of itself and its Subsidiaries and its and their respective Affiliates and shall take all such action as may be required to cause such parties to abide by such agreement, including without limitation joining in or executing and delivering an acknowledgment of, and agreement to, this Section. This Section shall survive any such foreclosure or deed in lieu of foreclosure of any Collateral.

9.7
Borrower Cooperation. Prior to the consummation of any foreclosure or assignment in lieu of foreclosure of the Pledge Agreement, the Loan Parties shall cooperate with Lender and any prospective Successor Owner in identifying any and all liabilities that any Borrower is subject to, including in respect of any employees of any such Person. This Section shall survive any such foreclosure or deed or assignment in lieu of foreclosure of any Collateral.

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

9.8
Operating Lease. Notwithstanding anything to the contrary herein or in any other Loan Documents or in the Operating Lease, upon conveyance of all or any portion of the Property by foreclosure or deed in lieu of foreclosure, Lender may, at its sole option and regardless of whether Opco is in default or in compliance with the terms of the Operating Lease, terminate any Operating Lease without payment of any termination fee, penalty or other amount, such termination to be effective upon such conveyance or such later date as Lender shall determine in its sole discretion. In addition, upon acceleration of the Loan, Lender may, at its sole option and regardless of whether Opco is in default or in compliance with the terms of the Operating Lease, deliver a termination notice to Borrower terminating any Operating Lease without payment of any termination fee, penalty or other amount, such termination to be immediately effective upon the conveyance of the Property relating to such Operating Lease by foreclosure or deed in lieu of foreclosure.

ARTICLE X LOAN GUARANTY

10.1
Full Guaranty. Each Guarantor hereby agrees that it is jointly and severally liable for, and, as a primary obligor and not merely as surety, absolutely and unconditionally and irrevocably guarantees to Lender, the prompt payment and performance when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of the Obligations and all costs and expenses including, without limitation, all court costs and reasonable attorneys’ and paralegals’ fees (including allocated costs of in-house counsel and paralegals) and expenses paid or incurred by Lender in endeavoring to collect all or any part of the Obligations from, or in prosecuting any action against, Borrower, any Loan Party or any other guarantor of all or any part of the Obligations (such costs and expenses, together with the Obligations, collectively the “Guaranteed Obligations”). Each Guarantor further agrees that the Guaranteed Obligations may be extended or renewed in whole or in part without notice to or further assent from it, and that it remains bound upon its guarantee notwithstanding any such extension or renewal.

10.2
Guaranty of Payment. This Loan Guaranty is a guaranty of payment and performance and not of collection. Each Guarantor waives any right to require Lender to sue Borrower, any Guarantor, any other guarantor of, or any other Person obligated for all or any part of the Guaranteed Obligations (each, an “Obligated Party”), or otherwise to enforce its payment against any Collateral securing all or any part of the Guaranteed Obligations.

10.3
No Discharge or Diminishment of Loan Guaranty.

(a)
Except as otherwise provided for herein, the obligations of each Guarantor hereunder are unconditional and absolute and not subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full of the Guaranteed Obligations), including: (i) any claim of waiver, release, extension, renewal, settlement, surrender, alteration, or compromise of any of the Guaranteed Obligations, by operation of law or otherwise;

(ii) any change in the corporate existence, structure or ownership of Borrower or any other Obligated Party liable for any of the Guaranteed Obligations; (iii) any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Obligated Party, or their assets or any resulting release or discharge of any obligation of any Obligated Party; or (iv) the existence of any

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

claim, setoff or other rights which any Guarantor may have at any time against any Obligated Party, Lender or any other Person, whether in connection herewith or in any unrelated transactions.

(b)
The obligations of each Guarantor hereunder are not subject to any defense or setoff, counterclaim, recoupment, or termination whatsoever by reason of the invalidity, illegality, or unenforceability of any of the Guaranteed Obligations or otherwise, or any provision of applicable law or regulation purporting to prohibit payment by any Obligated Party, of the Guaranteed Obligations or any part thereof.

(c)
Further, the obligations of any Guarantor hereunder are not discharged or impaired or otherwise affected by: (i) the failure of Lender to assert any claim or demand or to enforce any remedy with respect to all or any part of the Guaranteed Obligations; (ii) any waiver or modification of or supplement to any provision of any agreement relating to the Guaranteed Obligations; (iii) any release, non-perfection, or invalidity of any indirect or direct security for the obligations of Borrower for all or any part of the Guaranteed Obligations or any obligations of any other Obligated Party liable for any of the Guaranteed Obligations; (iv) any action or failure to act by Lender with respect to any collateral securing any part of the Guaranteed Obligations; or (v) any default, failure or delay, willful or otherwise, in the payment or performance of any of the Guaranteed Obligations, or any other circumstance, act, omission or delay that might in any manner or to any extent vary the risk of such Guarantor or that would otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the indefeasible payment in full of the Guaranteed Obligations).

10.4
Defenses Waived. To the fullest extent permitted by applicable law, each Guarantor hereby waives any defense based on or arising out of any defense of Borrower or any Guarantor or the unenforceability of all or any part of the Guaranteed Obligations from any cause, or the cessation from any cause of the liability of Borrower, any Guarantor or any other Obligated Party, other than the indefeasible payment in full of the Guaranteed Obligations. Without limiting the generality of the foregoing, each Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against any Obligated Party, or any other Person. Each Guarantor confirms that it is not a surety under any state law and shall not raise any such law as a defense to its obligations hereunder. Lender may, at its election, foreclose on any Collateral held by it by one or more judicial or non-judicial sales, accept an assignment of any such Collateral in lieu of foreclosure or otherwise act or fail to act with respect to any collateral securing all or a part of the Guaranteed Obligations, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with any Obligated Party or exercise any other right or remedy available to it against any Obligated Party, without affecting or impairing in any way the liability of such Guarantor under this Loan Guaranty, except to the extent the Guaranteed Obligations have been paid in full. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though that election may operate, pursuant to applicable law, to impair or extinguish any right of reimbursement or subrogation or other right or remedy of any Guarantor against any Obligated Party or any security.

10.5
Rights of Subrogation. No Guarantor will assert any right, claim or cause of action,

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

including, without limitation, a claim of subrogation, contribution or indemnification that it has

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

against any Obligated Party, or any Collateral, until the Loan Parties have fully performed all their obligations to Lender.

10.6
Subordination.

(a)
Any indebtedness of Borrower to Guarantor, or of any Guarantor to any other Guarantor, in any such case now or hereafter existing (the “Subordinate Debt”) is hereby subordinated to payment of the Debt. Each Guarantor (each, a “Subordinating Party”) agrees that, until all of the Guaranteed Obligations have been fully satisfied, such Subordinating Party will not (a) seek, accept, or retain for its own account, any payment from Borrower or Guarantor on account of the Subordinate Debt, (b) declare due or accelerate the maturity of any Subordinate Debt, (c) take any actions to enforce or collect any Subordinate Debt or any part thereof or realize upon any collateral securing Subordinate Debt, or (d) act as a petitioning creditor in any Bankruptcy Action involving Borrower or Guarantor (each such proceeding, a “Bankruptcy Proceeding”).

(b)
Any payments to a Subordinating Party on account of the Subordinate Debt shall be collected and received by such Subordinating Party in trust for Lender and shall be paid over to Lender for application to the Debt in such order as Lender may elect without impairing or releasing the obligations of such Subordinating Party hereunder, including, without limitation, any payment, dividend, or distribution received by a Subordinating Party in any Bankruptcy Proceeding.

(c)
Each Subordinating Party hereby irrevocably nominates, constitutes and appoints Lender as such Subordinating Party’s true and lawful attorney-in-fact with full power of substitution and authority to appear on such Subordinating Party’s behalf and its place and stead in any Bankruptcy Proceeding for the purpose of filing proof of such Subordinating Party’s claim for any Subordinate Debt owed to such Subordinating Party, or any part thereof, to vote the claims of the indebtedness constituting such Subordinate Debt, and prosecuting such claim and collecting any creditors’ dividend or other payment made in respect of such Subordinate Debt. Each Subordinating Party agrees to cooperate with any and all requests by Lender in connection with any such Bankruptcy Proceedings and to do such other acts and things and deliver, or cause to be delivered, such other documents as Lender may reasonably request to effect the intent and purpose of this Section 10.6.

(d)
At the request of Lender, each Subordinating Party will enter into a subordination agreement with respect to its Subordinated Debt in form and substance acceptable to Lender.

10.7
Reinstatement; Stay of Acceleration. If at any time any payment of any portion of the Guaranteed Obligations (including a payment effected through exercise of a right of setoff) is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, or reorganization of Borrower or otherwise (including pursuant to any settlement entered into by Lender in its discretion), each Guarantor’s obligations under this Loan Guaranty with respect to that payment shall be reinstated at such time as though the payment had not been made and whether or not Lender is in possession of this Loan Guaranty. If acceleration of the time for payment of any of the Guaranteed Obligations is stayed upon the insolvency, bankruptcy or reorganization of

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

Borrower,

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

all such amounts otherwise subject to acceleration under the terms of any agreement relating to the Guaranteed Obligations shall nonetheless be payable by the Guarantors forthwith on demand by Lender.

10.8
Information. Each Guarantor assumes all responsibility for being and keeping itself informed of Borrower’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that each Guarantor assumes and incurs under this Loan Guaranty, and agrees that Lender shall not have any duty to advise any Guarantor of information known to it regarding those circumstances or risks.

10.9
Maximum Liability. Notwithstanding any other provision of this Loan Guaranty, the amount guaranteed by each Guarantor hereunder shall be limited to the Guaranteed Obligations and shall be further limited the extent, if any, required so that its obligations hereunder shall not be subject to avoidance under Section 548 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act, Uniform Voidable Transactions Act or similar statute or common law. In determining the limitations, if any, on the amount of any Guarantor’s obligations hereunder pursuant to the preceding sentence, it is the intention of the parties hereto that any rights of subrogation, indemnification or contribution which such Guarantor may have under this Loan Guaranty, any other agreement or applicable law shall be taken into account.

10.10
Contribution.

(a)
To the extent that any Guarantor shall make a payment under this Loan Guaranty (a “Guarantor Payment”) which, taking into account all other Guarantor Payments then previously or concurrently made by any other Guarantor, exceeds the amount which otherwise would have been paid by or attributable to such Guarantor if each Guarantor had paid the aggregate Guaranteed Obligations satisfied by such Guarantor Payment in the same proportion as such Guarantor’s @“Allocable Amount” (as defined below) (as determined immediately prior to such Guarantor Payment) bore to the aggregate Allocable Amounts of each of the Guarantors as determined immediately prior to the making of such Guarantor Payment, then, following indefeasible payment in full in cash of the Guarantor Payment, the indefeasible payment in full of the Guaranteed Obligations and the termination of this Agreement, such Guarantor shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each other Guarantor for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment.

(b)
As of any date of determination, the “Allocable Amount” of any Guarantor shall be equal to the excess of the fair saleable value of the property of such Guarantor over the total liabilities of such Guarantor (including the maximum amount reasonably expected to become due in respect of contingent liabilities, calculated, without duplication, assuming each other Guarantor that is also liable for such contingent liability pays its ratable share thereof), giving effect to all payments made by other Guarantors as of such date in a manner to maximize the amount of such contributions.

(c)
This Section 10.10 is intended only to define the relative rights of the

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

Guarantors, and nothing set forth in this Section 10.10 is intended to or shall impair the obligations

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

of the Guarantors, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Loan Guaranty.

(d)
The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets of the Guarantor or Guarantors to which such contribution and indemnification is owing.

(e)
The rights of the indemnifying Guarantors against other Guarantors under this Section 10.10 shall be exercisable upon the indefeasible payment in full of the Guaranteed Obligations and the termination of this Agreement.

10.11
Liability Cumulative. The liability of each Guarantor under this Article X is in addition to and shall be cumulative with all liabilities of each Loan Party to Lender under this Agreement and the other Loan Documents to which such Loan Party is a party or in respect of any obligations or liabilities of the other Loan Parties, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

ARTICLE XI

SECONDARY MARKET TRANSACTIONS

11.1
General. Each Loan Party hereby acknowledges that Lender currently has, and shall continue to have in the future, the absolute and unconditional right at any time after the date hereof and at any time during the term of the Loan, without giving any notice to or requiring any consent or approval from any Loan Party, any Affiliate of any Loan Party, any party to any Loan Document or any other Person, the right in one or more transactions to: (a) sell or securitize the Loan or portions thereof in one or more transactions through the issuance of securities, which securities may be rated by the Rating Agencies; (b) sell, pledge or otherwise transfer the Loan or any portion thereof one or more times (including selling or assigning its duties, rights or obligations hereunder or under any Loan Document in whole, or in part, to a servicer and/or a trustee); (c) sell participation interests in the Loan one or more times; (d) re-securitize the securities issued in connection with any securitization; and/or (e) further divide the Loan into two or more separate notes or components (the transactions referred to in clauses (a) through (e) above, each a “Secondary Market Transaction” and collectively “Secondary Market Transactions”). With respect to any Secondary Market Transaction described in clause (e) above, (i) such notes and note components may be assigned different principal amounts and interest rates, so long as immediately after the effective date of such modification, the aggregate amount of, and the weighted average of the interest rates payable under, the Loan and such component note(s), equal the maximum outstanding Loan amount and Applicable Interest Rate, respectively, immediately prior to such modification, and (ii) Borrower agrees to execute and deliver to Lender such amendments to the Loan Documents, title insurance endorsements, legal opinions and other customary loan documentation as Lender may reasonably require in connection therewith), subject to the other provisions of this Section. The indemnity obligations of the Loan Parties under the Loan Documents shall also apply with respect to any purchaser, transferee, assignee, servicer, participant or investor. Notwithstanding the foregoing, (x) in no event shall any Secondary Market Transaction, or any documents or information delivered by any Loan Party in connection therewith, modify or increase the liability, or impair or diminish the rights, of any Loan Party

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

hereunder or under any other Loan Document or otherwise modify any existing, or include any additional, commercial terms that are more burdensome to the Loan Parties by more than a de minimis respect, (y) any such Secondary Market Transaction shall not result in the incurrence by any Loan Party of any cost or expense other than legal fees that may be incurred by the Loan Parties in connection with its review of any required documentation related to the applicable Secondary Market Transaction (provided, however, that, so long as no Event of Default has occurred and is continuing, (A) Lender shall be responsible for 50% of any reasonable legal fees so incurred by the Loan Parties in excess of $75,000 and (B) Lender shall be solely responsible for all such reasonable legal fees and expenses in connection with any Secondary Market Transaction after the first such Secondary Market Transaction), and (z) so long as no Event of Default has occurred and is continuing, Lender shall not sell, transfer or otherwise assign its interests in the Loan Documents to any Person who is (I) listed on Schedule 11.1 or (II) a natural person.

11.2
Register. Borrower shall maintain at one of its offices in the United States a copy of each assignment delivered to it and a register for the recordation of the names and addresses of Lenders, and the commitments of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and Borrower and Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

11.3
Participations. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of Borrower, maintain a register on which it enters the name and address of each participant and the principal amounts (and stated interest) of each participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. The Borrower agrees that each participant shall be entitled to the benefits of Sections 2.14 and 2.15 (subject to the requirements and limitations therein, including the requirements under Section 2.15(e) (it being understood that the documentation required under Section 2.15(e) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 11.1; provided that such participant shall not be entitled to receive any greater payment under Section 2.15 with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the participant acquired the applicable participation.

11.4
Borrower Cooperation. Each Loan Party shall cooperate, and shall cause each Affiliate of any Loan Party, any party to any Loan Document or any other Person (to the extent

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

possible), associated or connected with the Loan or the Property, or the other Collateral to cooperate in all respects with Lender in connection with any Secondary Market Transaction. Each Loan Party shall execute and deliver, and shall cause each Affiliate of any Loan Party, any party to any Loan Document or any other Person (to the extent possible), associated or connected with the Loan or the Property or the other Collateral to execute and deliver, to Lender such documents, instruments, certificates, financial statements, assignments and other writings (including, without limitation, delivery of a substantive non-consolidation legal opinion in form and substance reasonably satisfactory to Lender), do such other acts and provide such information, and participate in such meetings and discussions, in each case that are necessary or desirable to facilitate the consummation of each Secondary Market Transaction, including, without limitation, to (a) split the Loan into two or more loans evidenced by and pursuant to separate sets of Note and other related loan documents, or (b) to modify the terms and provisions of the Loan Documents, in each case to the full extent required by Lender to facilitate any Secondary Market Transaction, provided that any such splitting or modification of the Loan will not adversely affect or diminish the rights of any Loan Party or any other party to the any Loan Document as presently set forth in the Loan Documents and will not increase the monetary obligations and liabilities or materially increase the non-monetary obligations under the Loan Documents of any Loan Party or any other party to the any Loan Document.

11.5
Dissemination of Information. If Lender determines at any time to participate in a Secondary Market Transaction expressly permitted by this Article XI, then Lender shall have the absolute and unconditional right without giving any notice to or obtaining the prior consent or approval of any Loan Party, any Affiliate of any Loan Party, any party to any Loan Document or any other Person to disclose, deliver and to share with any potential purchaser, transferee, assignee, servicer, participant or investor in such securities (individually, an “Investor” and collectively, the “Investors”), any Rating Agency rating such securities, any organization maintaining databases on the underwriting and performance of commercial loans, trustee, counsel, accountant, and each prospective Investor, all documents and information which Lender now has or may hereafter acquire relating to the Loan, any Loan Party, any direct or indirect equity owner of any Loan Party and the Property, which shall have been furnished by any such Person or otherwise furnished in connection with the Loan, as Lender in its discretion determines necessary or desirable.

11.6
Change of Payment Date. At any time prior to securitization of the Loan by Lender, Lender shall have the right to change the Payment Date to a date other than as set forth herein (such new date, the “New Payment Date”) on thirty (30) days of notice to Borrower, provided that any such change in the Payment Date: (a) shall not modify the amount of regularly scheduled monthly principal and interest payments, except that the first payment of principal and interest payable on the New Payment Date shall be accompanied by interest at the Applicable Interest Rate for the period from the Payment Date in the month in which the New Payment Date first occurs to the New Payment Date, and (b) shall extend the Maturity Date to the New Payment Date occurring in the calendar month set forth in the definition of Maturity Date.

ARTICLE XII MISCELLANEOUS

12.1
Performance by Lender. If any Loan Party defaults in or fails to perform any of its

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

obligations under the Loan Documents, then Lender shall have right, but not the obligation, and

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

without limitation upon any of Lender’s other rights pursuant thereto, to perform the same, and Borrower agrees to pay to Lender, upon demand, all reasonable costs and expenses incurred by Lender in connection therewith, including reasonable attorneys’ fees, together with interest thereon from the date of expenditure at the Default Interest Rate.

12.2
Actions. Lender shall have the right, but not the obligation, to commence, appear in and defend any action or proceeding purporting to affect the rights or duties of the parties hereunder or the payment of any funds, and, in connection therewith, Lender may pay necessary expenses, employ counsel and pay reasonable attorneys’ fees and fees of expert witnesses. Borrower agrees to pay to Lender, upon demand, all costs and expenses incurred by Lender in connection therewith, including, without limitation, attorneys’ fees and fees of expert witnesses, together with interest from the date of expenditure at the Default Interest Rate.

12.3
Nonliability of Lender. Each Loan Party acknowledges and agrees that:

(a)
By accepting or approving anything required to be provided to Lender pursuant to the Loan Documents, including, without limitation, any certificate, financial statement, survey, appraisal or insurance Policy, Lender shall not be deemed to have warranted or represented the sufficiency, effectiveness or legal effect of any term or provision thereof, and such acceptance or approval thereof shall not constitute a warranty or representation to anyone with respect thereto by Lender;

(b)
Lender neither undertakes nor assumes any responsibility or duty to any Loan Party to select, review, inspect, supervise, pass judgment upon or inform any Loan Party of any matter in connection with the Property, the other Collateral or the Loan;

(c)
The relationship of Borrower and Lender under the Loan Documents is, and shall at all times remain, solely that of borrower and lender, and Lender neither undertakes nor assumes any responsibility or duty to Borrower, any Loan Party or to any other Person with respect to the Property, the other Collateral or the Loan, except as expressly provided in the Loan Documents; and, notwithstanding any other provision of the Loan Documents: (i) Lender is not, and shall not be construed as, a partner, joint venturer, alter ego, manager, controlling person or other business associate or participant of any kind of any Loan Party or any Affiliate of Borrower, and Lender does not intend to ever assume such status; (ii) Lender’s activities in connection with the Loan Documents shall not be “outside the scope of the activities of a lender of money” within the meaning of California Civil Code Section 3434, as amended or recodified from time to time, and Lender does not intend to ever assume any responsibility to any Person for the quality, suitability, safety or condition of the Property or any other Collateral; and (iii) Lender shall not be deemed responsible for or a participant in any acts, omissions or decisions of Borrower, any Loan Party or any Affiliate of Borrower;

(d)
Lender shall not be directly or indirectly liable or responsible for any loss, claim, cause of action, liability, indebtedness, damage or injury of any kind or character to any Person or property arising from any construction on, or occupancy or use of, the Property or any portion thereof, whether caused by, or arising from: (i) any defect in any building, structure, grading, fill, landscaping or other Improvements thereon or in any on-site or off-site improvement or other facility therein or thereon; (ii) any act or omission of any Loan Party, any Affiliate, agent,

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

employee, independent contractor, licensee or invitee of any Loan Party; (iii) any accident in, on or around the Property or any portion thereof, or any fire, flood or other casualty or hazard thereon;

(iv) the failure of any Loan Party, any of Borrower’s or any other Loan Party’s licensees, employees, invitees, agents, independent contractors or other representatives to maintain any of the Property in a safe condition; and (v) any nuisance made or suffered on any part of the Property, except to the extent caused by Lender’s gross negligence or willful misconduct;

(e)
Borrower shall be solely responsible for all aspects of its business and conduct in connection with the Property;

(f)
If a claim or adjudication is made that Lender or its agents, has acted unreasonably or unreasonably delayed acting in any case where by law or under any Loan Document, then Lender or such agent, as the case may be, has an obligation to act reasonably or promptly, and each Loan Party agrees that neither Lender nor its agents, shall be liable for any monetary damages, and the Loan Parties’ sole remedies shall be limited to commencing an action seeking injunctive relief or declaratory judgment. The parties hereto agree that any action or proceeding to determine whether Lender has acted reasonably shall be determined by an action seeking declaratory judgment. Furthermore, notwithstanding anything to the contrary in this Agreement, all Lender actions may be in the sole and absolute discretion of Lender during the continuation of an Event of Default;

(g)
Lender shall not be liable to any Loan Party or any other parties for:

(i) errors, acts or failures to act of others, including other entities, banks, communications carriers or clearinghouses, through which Borrower’s transfers may be made or information received or transmitted, and no such entity shall be deemed an agent of Lender, or (ii) any special, consequential, indirect or punitive damages, whether or not (A) any claim for these damages is based on tort or contract, or (B) Lender or any Loan Party knew or should have known the likelihood of these damages in any situation. Lender makes no representations or warranties other than those expressly made in this Agreement, if any.

12.4
No Third Parties Benefited. This Agreement is made for the purpose of setting forth certain rights and obligations of the Loan Parties and Lender in connection with the Loan. It is made for the sole protection of the Loan Parties and Lender, and Lender’s successors and assigns. No other person shall have any rights of any nature hereunder or by reason hereof.

12.5
Indemnity. Each Loan Party, jointly and severally, hereby agrees to indemnify, defend and hold Lender, Pelorus Fund REIT, LLC, a Delaware limited liability company, each of its respective Affiliates, and its and its Affiliates’ respective directors, officers, managers, agents, advisors, representatives and employees harmless from, any and all Liabilities and Costs which Lender or any such Person may suffer or incur as a direct or indirect consequence of: (a) Lender’s making of the Loan, except for violations of banking laws or regulations by Lender; (b) any Loan Party’s failure to perform any of its obligations as and when required by this Agreement or any of the other Loan Documents, including, without limitation, any failure, at any time, of any representation or warranty of any Loan Party to be true and correct and any failure by any Loan Party to satisfy any condition; (c) any claim or cause of action of any kind by any Person to the effect that Lender is in any way responsible or liable for any act or omission by any Loan Party,

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

whether on account of any theory of derivative liability, breach of fiduciary duty by any Loan

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

Party or an Affiliate, breach of contract by any Loan Party or an Affiliate or otherwise, including, without limitation, any claim or cause of action for fraud, misrepresentation, tort or willful misconduct by any Loan Party or any Affiliate or any cause of action brought by any Loan Party’s direct or indirect investors; or (d) any claim or cause of action of any kind by any Person which would have the effect of denying Lender the full benefit or protection of any provision of this Agreement or the Loan Documents. Notwithstanding the foregoing, no Loan Party shall be obligated to indemnify Lender with respect to any willful misconduct, intentional tort or act of gross negligence which Lender is personally determined by the judgment of a court of competent jurisdiction (sustained on appeal, if any) to have committed. Borrower shall pay any indebtedness arising under this indemnity to Lender immediately upon demand by Lender together with interest thereon from the date such indebtedness arises at the Default Interest Rate. The Loan Parties’ duty to defend and indemnify Lender shall survive the release and cancellation of the Note, the release and reconveyance of the Security Instrument, the termination of this Agreement, the termination of any other Loan Document. This Section 12.5 shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim.

12.6
Binding Effect; Assignment. This Agreement shall be binding upon, and shall inure to the benefit of, the Loan Parties and Lender and their respective permitted successors and assigns, except that no Loan Party may assign its rights or delegate any of its duties under this Agreement or any of the other Loan Documents without the prior written consent of Lender, which may be granted or withheld in Lender’s sole and absolute discretion and Lender’s right to assign its interest in the Loan Documents is subject to the provisions of Section 11.1. The Borrower agrees that any assignee shall be entitled to the benefits of Sections 2.14 and 2.15 (subject to the requirements and limitations therein, including the requirements under Section 2.15(e); provided that such assignee shall not be entitled to receive any greater payment under Section 2.15 with respect to any Loan, than the assignor Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the assignee Lender acquired the interest in the Loan.

12.7
Joint and Several Obligations. The obligations of each of the Loan Parties under this Agreement are joint and several with, and separate, independent and distinct from, the obligations of Borrower, any other Loan Party or any other person. This Agreement may be enforced against any Guarantor without attempting to collect from Borrower, any other Guarantor or any other person, and without attempting to enforce the rights of Lender in any of the security for the Loan. Lender may join any Guarantor in any suit in connection with the Loan Documents or proceed against any one or more Guarantor in a separate action. Lender shall have the right to exercise its remedies in such order as it determines in its sole discretion.

12.8
Counterparts; Electronic Signatures. This Agreement may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page. Any signature page of this Agreement may be detached from any counterpart of this Agreement without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Agreement identical in form hereto but having attached to it one or more additional signature pages. An electronic facsimile (including .pdf of an executed counterpart of this Agreement) shall constitute

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

an original for all purposes. The electronic signature of a party to this Agreement shall be as valid as an original signature of such party and shall be effective to bind such party to this Agreement. The parties agree that any electronically signed document (including this Agreement) shall be deemed (i) to be “written” or “in writing,” (ii) to have been signed, and (iii) to constitute a record established and maintained in the ordinary course of business and an original written record when printed from electronic files. Such paper copies or “printouts,” if introduced as evidence in any proceeding, will be admissible as between the parties to the same extent and under the same conditions as other original business records created and maintained in documentary form. Neither Borrower nor Lender shall contest the admissibility of true and accurate copies of electronically signed documents on the basis of the best evidence rule or as not satisfying the business records exception to the hearsay rule. For purposes hereof, “electronic signature” means a manually signed original signature that is then transmitted via the internet as a “pdf” (portable document format) or other replicating image attached to an e-mail message, and “electronically signed document” means a document transmitted via e-mail containing an electronic signature.

12.9
Amendments; Waiver in Writing . No modification, amendment, extension, discharge, termination or waiver of any provision of this Agreement, the Note or any other Loan Document, or consent to any departure by any Loan Party therefrom, shall in any event be effective unless the same shall be in a writing signed by all of the Loan Parties, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as otherwise expressly provided herein, no notice to or demand on any Loan Party shall entitle any Loan Party to any other or future notice or demand in the same, similar or other circumstances.

12.10
Costs and Expenses. Borrower shall pay to Lender, upon demand the following:

(a)
Reasonable attorneys’ fees and other reasonable and documented third party out-of-pocket expenses incurred by Lender or its successors and assigns in connection with the negotiation, preparation, execution, delivery, modification and administration of this Agreement and any other Loan Document and any matter related thereto; Lender shall inform Borrower of such attorneys’ fees and expenses incurred by Lender in connection with the negotiation, preparation, execution and delivery of this Agreement and the other Loan Documents on or before the Effective Date; provided that Borrower has previously paid to Lender a third party fee deposit in the amount of Two Hundred Forty Thousand Five Hundred and 00/100 Dollars ($240,500.00) and such deposit shall be applied toward satisfaction of such fees and expenses incurred by Lender in connection with the negotiation, preparation, execution and delivery of this Agreement and other Loan Documents on or before the Effective Date; and

(b)
The out-of-pocket costs and expenses of Lender, its successors and assigns in connection with the enforcement of this Agreement and any other Loan Document and any matter related thereto, including, without limitation, the fees and expenses of any legal counsel, independent public accountants and other outside experts retained by Lender.

(c)
All costs, expenses, fees, premiums and other charges relating or arising with respect to the Loan Documents or any transactions contemplated thereby or in the compliance with any of the terms and conditions thereof, including, without limitation, recording fees, filing

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

fees, release or reconveyance fees, title insurance premiums, external or in-house appraisal or cost engineering fees (including inspections), auditor fees and environmental consultant fees.

This Section 12.10 shall not apply to Taxes, which shall be covered by Section 2.15. All sums paid or expended by Lender, any loan participant or their respective successors and assigns in accordance with this Agreement and the other Loan Documents shall be considered to be a part of the Loan. All such sums, together with all amounts to be paid by Borrower to Lender pursuant to this Agreement and the other Loan Documents, shall bear interest from the date of expenditure at the Default Interest Rate, and shall be immediately due and payable by Borrower upon demand.

12.11
Intentionally Omitted.

12.12
Survival. This Agreement and all covenants, agreements, representations and warranties made herein and in the certificates delivered pursuant hereto shall survive the execution and delivery of this Agreement and the execution and delivery by Borrower to Lender of the Note and the other Loan Documents, and shall continue in full force and effect so long as any portion of the Obligations is outstanding and unpaid. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party. All covenants, promises and agreements in this Agreement contained, by or on behalf of Borrower, shall inure to the benefit of the respective successors and assigns of Lender. Nothing in this Agreement or in any other Loan Document, express or implied, shall give to any Person other than the parties and the holder(s) of the Note, the Security Instrument and the other Loan Documents, and their legal representatives, successors and assigns, any benefit or any legal or equitable right, remedy or claim hereunder.

12.13
Notices. All notices and other communications required or permitted under this Agreement or any other Loan Document must be in writing and must be personally delivered; mailed by U.S. registered or certified mail, return receipt requested, postage prepaid; sent by nationally recognized private courier service; or transmitted by email (provided that a copy of such notice or other communication is also delivered by another permitted means of delivery), delivered or addressed to the appropriate party at its respective address set forth below:

If to Borrower,

Guarantor: 122/130 Old Denville Rd Boonton, NJ 07005

Attn: Chief Legal Officer Email: Legal@TerrAscend.com

with a copy to: Cooley LLP

55 Hudson Yards, New York, NY 10001 Attention: Maria Cornilsen

Email: mcornilsen@cooley.com and mvega@cooley.com

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

If to Lender: Pelorus Fund REIT, LLC

124 Tustin Avenue, Suite 200 Newport Beach, CA 92663 Attn: Lee Scholtz

Email: lee@pelorusequitygroup.com

with a copy to:K&L Gates LLP

599 Lexington Avenue New York, NY 10022 Attn: Alan Schacter, Esq.

Email: alan.schacter@klgates.com

Any party may change its address by giving written notice to the other party in accordance with this Section 12.13. If any notice or other communication is given by registered or certified mail it will be deemed effective seventy-two (72) hours after it is deposited in the U.S. mail, postage prepaid; or if given by any other permitted means, when received at the address listed above.

12.14
Further Assurances. Each Loan Party shall, at its sole cost and expense, do such further acts and execute and deliver such further documents as Lender from time to time may reasonably require for the purpose of assuring and confirming to Lender the rights hereby created, for carrying out the intention or facilitating the performance of the terms of any Loan Document, or for assuring the validity of any Lien under any Loan Document.

12.15
Governing Law. The parties hereto acknowledge and agree that the state of California has a substantial relationship to the parties and the underlying transactions embodied hereby. In all respects, including, without limitation, performance of this Agreement and the obligations arising hereunder, this Agreement shall be governed by, and construed in accordance with, the internal laws of the state of California applicable to contracts made and to be performed in such state, without regard to its principles of conflict of laws.

12.16
Severability of Provisions. Any provision in any Loan Document that is held by a court of competent jurisdiction to be inoperative, unenforceable or invalid shall be inoperative, unenforceable or invalid without affecting the remaining provisions, and to this end the provisions of all Loan Documents are declared to be severable.

12.17
Headings. Article, section and subparagraph headings in this Agreement are included for convenience of reference only and are not part of this Agreement for any other purpose.

12.18
Time of the Essence; Delay Not a Waiver. Time is of the essence of this Agreement and each and every provision hereof. Neither any failure nor any delay on the part of Lender in insisting upon strict performance of any term, condition, covenant or agreement, or exercising any right, power, remedy or privilege under any Loan Document, or any other instrument given as security therefor, shall operate as or constitute a waiver thereof, nor shall a single or partial exercise thereof preclude any other future exercise, or the exercise of any other right, power, remedy or privilege. In particular, and not by way of limitation, by accepting payment after the due date of

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

any amount payable under any Loan Document, Lender shall not be

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

deemed to have waived any right either to require prompt payment when due of all other amounts due under any Loan Document, or to declare a default for failure to effect prompt payment of any such other amount.

12.19
Construction of Agreement. Both the Loan Parties, on the one hand, Borrower and Lender, on the other, have cooperated in the drafting and negotiation of this Agreement, and any ambiguities which may be contained herein shall not be construed against any such party.

12.20
Brokers. Each Loan Party hereby represents that, it has dealt with no financial advisors, brokers, underwriters, placement agents, agents or finders in connection with the transactions contemplated by this Agreement. The Loan Parties, jointly and severally, shall indemnify, defend and hold Lender harmless from and against any and all claims, liabilities, costs and expenses of any kind (including Lender’s attorneys’ fees and expenses) in any way relating to or arising from a claim by any Person that such Person acted on behalf of any Loan Party or Lender in connection with the transactions contemplated herein. The provisions of this Section 12.20 shall survive the expiration and termination of this Agreement and the payment of the Loan.

12.21
Lender’s Discretion. Whenever pursuant to this Agreement or any other Loan Document, Lender exercises any right, option or election given to Lender to approve or disapprove, or consent or withhold consent, or any arrangement or term is to be satisfactory to Lender or is to be in Lender’s discretion, the decision of Lender to approve or disapprove, consent or withhold consent, or to decide whether arrangements or terms are satisfactory or not satisfactory or acceptable or not acceptable to Lender in Lender’s discretion, shall (except as is otherwise specifically herein provided) be in the sole and absolute discretion of Lender.

12.22
Preferences. Lender shall have the continuing and exclusive right to apply or reverse and reapply any and all payments by Borrower to any portion of the obligations of Borrower hereunder. To the extent Borrower makes a payment or payments to Lender for Borrower’s benefit, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the obligations hereunder or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by Lender.

12.23
Waiver of Notice. No Loan Party shall be entitled to any notices of any nature whatsoever from Lender except with respect to matters for which this Agreement or the other Loan Documents specifically and expressly provide for the giving of notice by Lender to Borrower and except with respect to matters for which any such Loan Party is not, pursuant to applicable Legal Requirements, permitted to waive the giving of notice (in which case only such Loan Party(ies) shall be entitled to such notice). Each Loan Party hereby expressly waives the right to receive any notice from Lender with respect to any matter for which this Agreement or the other Loan Documents does not specifically and expressly provide for the giving of notice by Lender to such Loan Party.

12.24
Offsets, Counterclaims and Defenses. Any assignee of Lender’s interest in and to

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

the Loan Documents shall take the same free and clear of all offsets, counterclaims or defenses

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

which are unrelated to the Loan, and the Loan Documents which any Loan Party may otherwise have against any assignor, and no such unrelated counterclaim or defense shall be interposed or asserted by any Loan Party in any action or proceeding brought by any such assignee upon, the Loan Documents and any such right to interpose or assert any such unrelated offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by each Loan Party.

12.25
Waiver of Marshalling of Assets Defense. To the fullest extent that each Loan Party may now or hereafter legally do so, each such Loan Party waives all rights to a marshalling of the assets of such Loan Party, and of the Collateral, or to a sale in inverse order of alienation upon foreclosure of the interests hereby created, and irrevocably agrees not to assert any right under any laws pertaining to the marshalling of assets, the sale in inverse order of alienation, homestead exemption, the administration of estates of decedents, or any other matters whatsoever to defeat, reduce or affect the right of Lender under the Loan Documents to a sale of the Property or other Collateral for the collection of the Obligations without any prior or different resort for collection, or the right of Lender or any trustee under the Security Instrument to the payment of the Obligations in preference to every other claimant whatsoever.

12.26
Arbitration; Submission to Jurisdiction; Waiver of Right to Trial by Jury.

(a)
Any dispute, controversy or claim arising out of or relating to this Agreement or any of the other Loan Documents or the breach, termination, interpretation, or validity thereof – including, but not limited to, any dispute over the scope of this Section 12.26 (Dispute) -- shall be submitted to mandatory, final and binding arbitration before the American Arbitration Association (AAA). Except as otherwise noted in this Section 12.26, any arbitration shall proceed in accordance with the Commercial Arbitration Rules of the AAA (Commercial Rules) in effect at the time of filing of the demand for arbitration, with the arbitration administered by AAA, subject to the provisions of this Section 12.26. For the avoidance of doubt, the United States Federal Arbitration Act, 9 U.S.C., Section 1, et seq., shall govern the enforcement, interpretation, and validity of the dispute resolution provisions of this Section 12.26.

(b)
There shall be one arbitrator, who will be agreed to by the Parties within 30 days of receipt by respondent of a copy of the demand for arbitration. If the Parties cannot agree on an arbitrator within the time period specified then, at the request of either Party, such arbitrator shall be appointed by the AAA in accordance with the Commercial Rules.

(c)
The place of arbitration shall be the City of Los Angeles, County of Los Angeles, California.

(d)
With the exception of any action to perfect, enforce, or foreclose on any liens or security interests as contemplated by Section 12.26(f), the arbitration shall be the sole and exclusive forum for resolution of the Dispute, and the award shall be in writing, state the reasons for the award, and be final and binding. Judgment thereon may be entered in any court of competent jurisdiction.

(e)
By agreeing to arbitration, the Parties do not intend to deprive any court of its jurisdiction to issue a pre-arbitral injunction, pre-arbitral attachment, or other order in aid of

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

arbitration proceedings and the enforcement of any award. Without prejudice to such provisional

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

remedies as may be available under the jurisdiction of a court, the AAA and/or the arbitrator shall have full authority to grant provisional remedies in accordance with the Commercial Rules, to direct the Parties to request that any court modify or vacate any temporary or preliminary relief issued by such court, and to award damages for the failure of any Party to respect the arbitral tribunal's orders to that effect. In any such judicial action: (i) each of the Parties irrevocably and unconditionally consents to the exclusive jurisdiction and venue of the state courts located in City of Los Angeles, County of Los Angeles, California (the “California State Courts”) for the purpose of any pre-arbitral injunction, pre-arbitral attachment, or other order in aid of arbitration proceedings, and to the non-exclusive jurisdiction of such courts for the enforcement of any judgment on any award; (ii) each of the Parties irrevocably waives, to the fullest extent they may effectively do so, any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens or any right of objection to jurisdiction on account of its place of incorporation or domicile, which it may now or hereafter have to the bringing of any such action or proceeding in any California State Courts; and (iii) each of the Parties irrevocably consents to service of process by first-class certified mail, return receipt requested, postage prepaid.

(f)
THE PARTIES ACKNOWLEDGE AND AGREE THAT THE STATE OF CALIFORNIA HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS) AND ANY LEGAL REQUIREMENTS OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED PURSUANT HERETO AND PURSUANT TO THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE APPLICABLE PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF CALIFORNIA SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF ALL LOAN DOCUMENTS AND ALL OF THE OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH OF BORROWER AND LENDER, HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT AND THE NOTE, AND THIS AGREEMENT AND THE NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

(g)
Notwithstanding the Parties’ agreement in Section 12.26(f) that this Agreement and any Dispute shall be governed by laws of the State of California, and that any arbitration pursuant to this Section 12.26 shall be governed by the Commercial Rules, the Parties expressly agree that, in any arbitration pursuant to this Section 12.26 that is based upon an effort to enforce upon an instrument for the payment of money only, the procedures set forth in New York Civil Practice Law and Rules Section 3213 shall be available to the claimant, such that the

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

claimant may serve with the notice of arbitration a notice of motion for summary judgment and the supporting papers and require the respondent to show why judgment should not be entered against it. For the avoidance of doubt, the parties agree that, in such an action to enforce upon an instrument for the payment of money only, the arbitrator shall abide by New York law governing the procedures set forth in New York Civil Practice Law and Rules Section 3213.

(h)
TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE LOAN PARTIES AND LENDER, HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION

(i) ARISING UNDER THIS AGREEMENT OR THE NOTE, INCLUDING, WITHOUT LIMITATION, ANY PRESENT OR FUTURE MODIFICATION THEREOF, OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR THE NOTE (EACH AS NOW OR HEREAFTER MODIFIED) OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION IS NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH LOAN PARTY HEREBY AGREES AND CONSENTS THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF ANY RIGHT THEY MIGHT OTHERWISE HAVE TO TRIAL BY JURY.

12.27
Additional Cannabis Terms.

(a)
Federal Cannabis Law Acknowledgement. Each party to this Agreement acknowledges that, although State Cannabis Laws have legalized certain cultivation, distribution, sale and possession of cannabis and related products and other Cannabis Businesses, the nature and scope of Federal Cannabis Laws may result in circumstances where activities permitted under State Cannabis Laws may contravene Federal Cannabis Laws. It is acknowledged that, as of the Effective Date, State Cannabis Laws contravene Federal Cannabis Laws. Accordingly, for the purposes of this Agreement and the other Loan Documents, each representation, warranty, covenant and other provision in this Agreement or any other Loan Document will be subject to the following: (i) no representation, warranty, covenant or other agreement is made, or deemed to be made, with respect to compliance with, or application of, any Federal Cannabis Law to the extent such Federal Cannabis Law relates, directly or indirectly, to the unlawful nature of Cannabis Businesses; and (ii) engagement in any activity that is permitted by State Cannabis Laws but contravenes Federal Cannabis Laws will not, in and of itself, be deemed to be non-compliance with Legal Requirements. Nothing contained in this Agreement shall require any Loan Party to violate any provision of any State Cannabis Laws.

(b)
Change in Cannabis Law.

(i)
Restricted Cannabis Activity. If any Change in Cannabis Law results in any business activities of any Loan Party becoming a Restricted Cannabis Activity, such Change in Cannabis Law will be deemed to have had a Material Adverse Effect and the Obligations will immediately become due and payable in full.

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

(ii)
Ongoing Compliance. This Agreement and the other Loan Documents are subject to strict requirements for ongoing regulatory compliance by the parties hereto, including, without limitation, requirements that the parties take no action in violation of either any State Cannabis Laws or the guidance or instruction of any applicable state regulatory body (together with any successor or regulator with overlapping jurisdiction, the “Regulator”). The parties acknowledge and understand that Federal Cannabis Laws, State Cannabis Laws and/or the requirements of the Regulator are subject to change and are evolving as the marketplace for state-compliant cannabis businesses continues to evolve. If necessary or desirable to comply with the requirements of Federal Cannabis Laws permitting or authorizing the Cannabis Business, State Cannabis Laws and/or the Regulator that do not constitute a Change in Cannabis Law, upon notice from one party to the other (the “Compliance Notice”), the parties hereby agree to (and to cause their respective affiliates and related parties and representatives to) use their respective commercially reasonable efforts to take all actions reasonably requested to ensure compliance with such Legal Requirements and/or the Regulator, including, without limitation, negotiating in good faith to amend, restate, amend and restate, supplement, or otherwise modify this Agreement and the other Loan Documents to reflect terms that most closely approximate the parties original intentions. To the extent a mutual agreement with respect to the foregoing is not achieved within ten (10) Business Days following receipt of the Compliance Notice, or if a Change in Cannabis Law shall otherwise occur, the Obligations shall immediately become due and payable in full.

(c)
No Right of Rescission. No party hereto shall have any right of rescission or amendment arising out of or relating to any non-compliance with Federal Cannabis Laws existing on the Effective Date, and no party shall seek to enforce the provisions hereof in federal court unless and until the parties have reasonably determined that State Cannabis Laws are fully compliant with Federal Cannabis Laws.

12.28
California Provisions. The parties hereto agree that the terms of this Section 12.28 shall apply with respect to the Property:

(a)
Agreements related to Takings

(i)
Any implied covenant in this Agreement restricting the right of Lender to make an election to apply Net Restoration Proceeds to payment of the Obligations under Sections Sections 8.6 or 8.7 is waived.

(ii)
Each Loan Party hereby waives the provisions of any law prohibiting Lender from making an election to apply Net Restoration Proceeds to payment of the Indebtedness under Sections 8.6 or 8.7, including, without limitation, the provisions of the California Code of Civil Procedure commencing with Section 1265.210.

(iii)
Each Loan Party hereby unconditionally and irrevocably waives to the extent permitted under applicable law, all rights of a property owner under Section 1265.225(a) of the California Code of Civil Procedure or any successor statute providing for the allocation of condemnation proceeds between a property owner and a lien holder,

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

to the extent the same are contrary to the provisions of this Agreement.

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

(b)
CCP Section 726.5. In the event that any portion of the Property is determined to be “environmentally impaired” (as “environmentally impaired” is defined in California Code of Civil Procedure Section 726.5(e)(3)) or to be an “affected parcel” (as “affected parcel” is defined in California Code of Civil Procedure Section 726.5(e)(1)), then, without otherwise limiting or in any way affecting Lender’s rights and remedies under this Agreement or any trustee’s rights and remedies under the applicable Security Instrument, Lender may elect to exercise its right under California Code of Civil Procedure Section 726.5(a) to (1) waive its lien on such environmentally impaired or affected portion of the Property and (2) exercise (i) the rights and remedies of an unsecured creditor, including reduction of its claim against any Loan Party to judgment, and (ii) any other rights and remedies permitted by law. For purposes of determining Lender’s right to proceed as an unsecured creditor under California Code of Civil Procedure Section 726.5(a), the owner of the Property shall be deemed to have willfully permitted or acquiesced in a release or threatened release of hazardous materials, within the meaning of California Code of Civil Procedure Section 726.5(d)(1), if the release or threatened release of hazardous materials was knowingly or negligently caused or contributed to by any lessee, authorized occupant or authorized user of any portion of the Property and the owner of the Property knew or should have known of the activity by such lessee, authorized occupant or authorized user which caused or contributed to the release or threatened release. All costs and expenses, including, but not limited to, attorneys’ fees, incurred by Lender in connection with any action commenced under this Section 12.28(b), including any action required by California Code of Civil Procedure Section 726.5(b) to determine the degree to which the Property is environmentally impaired, plus interest thereon at the rate specified in the Note until paid, shall be added to the indebtedness secured by the Security Instrument(s) and shall be due and payable to Lender upon its demand made at any time following the conclusion of such action.

(c)
Additional Provision Regarding Application of Payments. Borrower agrees that, if Lender accepts a guaranty of only a portion of the obligations under the Loan Documents, Borrower waives its right under California Civil Code Section 2822(a), to designate the portion of the Obligation which will be satisfied by a guarantor’s partial payment.

(d)
Waiver of Defenses. In accordance with CCP § 2856, the Loan Parties waive all rights and defenses that any such party may have because the debtor’s debt is secured by real property. This means, among other things:

(1)
The creditor may collect from the guarantor without first foreclosing on any real or personal property collateral pledged by the debtor.

(2)
If the creditor forecloses on any real property collateral pledged by the debtor:

(A)
The amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price.

(B)
The creditor may collect from the guarantor even if the creditor, by foreclosing on the real property collateral, has destroyed any right the guarantor may have to collect from the debtor.

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

This is an unconditional and irrevocable waiver of any rights and defenses the guarantor may have because the debtor's debt is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the Code of Civil Procedure.

[Remainder of Page Intentionally Blank; Signatures on Following Page]

313271651.15

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWER:

TERRASCEND NJ LLC,

a New Jersey limited liability company

By: /s/ Keith Stauffer

Name :Keith Stauffer Title: Authorized Officer

HMS HAGERSTOWN, LLC,

a Delaware limited liability company

By: /s/ Keith Stauffer

Name: Keith Stauffer

Title: Chief Financial Officer/Treasurer/Manager

HMS PROCESSING LLC,

a Maryland limited liability company

By: /s/ Keith Stauffer

Name: Keith Stauffer

Title: Chief Financial Officer/Treasurer/Manager

HMS HEALTH, LLC,

a Maryland limited liability company

By: /s/ Keith Stauffer

Name: Keith Stauffer

Title: Chief Financial Officer/Treasurer/Manager

[Signature Page to Loan Agreement]

GUARANTORS:

WELL AND GOOD, INC.,

a Delaware corporation

By: /s/ Keith Stauffer

Name: Keith Stauffer

Title: Chief Financial Officer/Treasurer

WDB HOLDING MD, INC.,

a Maryland corporation

By: /s/ Keith Stauffer

Name: Keith Stauffer

Title: Chief Financial Officer/Treasurer/Secretary

TERRASCEND CORP.,

an Ontario corporation

By: /s/ Keith Stauffer

Name: Keith Stauffer

Title: Chief Financial Officer

TERRASCEND USA, INC.,

a Delaware corporation

By: /s/ Keith Stauffer

Name: Keith Stauffer

Title: Chief Financial Officer/Treasurer/Secretary

[signatures continue on following page]

[Signature Page to Loan Agreement]

LENDER:

PELORUS FUND REIT, LLC,

a Delaware limited liability company

Name:By: /s/ Dan Leimel

Dan Leimel

Title: Managing Member

Loan # 002069

Loan Agreement - TerrAscend

SCHEDULE 1 LOAN DOCUMENTS

1.
Loan Documents. The documents listed in this Section 1.1, and amendments, modifications and supplements thereto which have received the prior written consent of Lender, together with any documents executed in the future that are approved by Lender and that recite that they are “Loan Documents” for purposes of this Agreement are collectively referred to herein as the Loan Documents.

1.1
This Agreement.

1.2
The Note.

1.3
The Security Instrument.

1.4
The Environmental Indemnity Agreement.

1.5
The Pledge Agreement.

1.6
The Information Certificate.

1.7
The Security Agreement.

1.8
Uniform Commercial Code – National Financing Statement – Form UCC-1 of even date herewith, by TerrAscend NJ, as debtor, in favor of Lender, as secured party, to be filed with the Secretary of State of the State of New Jersey.

1.9
Uniform Commercial Code – National Financing Statement – Form UCC-1 of even date herewith, by MD Propco, as debtor, in favor of Lender, as secured party, to be filed with the Secretary of State of the State of Maryland.

1.10
Uniform Commercial Code – National Financing Statement – Form UCC-1 of even date herewith, by MD Opco, as debtor, in favor of Lender, as secured party, to be filed with the Secretary of State of the State of Maryland.

1.11
Uniform Commercial Code – National Financing Statement – Form UCC-1 of even date herewith, by WDB Holding MD, Inc., as debtor, in favor of Lender, as secured party, to be filed with the Secretary of State of the State of Maryland.

1.12
Uniform Commercial Code – National Financing Statement – Form UCC-1 of even date herewith, by Well and Good, Inc., as debtor, in favor of Lender, as secured party, to be filed with the Secretary of State of the State of Delaware.

SCH. 1

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

SCHEDULE 2.6 CONDITIONS TO CLOSING

(a)
Loan Documents. Each Loan Party (and any other party thereto) shall have executed, acknowledged (if appropriate) and delivered to Lender each of the Loan Documents set forth on Schedule 1 to which it is a party to, each in form and substance acceptable to Lender, together with each of the other Loan Documents and all other documents to be executed and/or delivered by or on behalf of Borrower, Guarantor or any other party pursuant to this Agreement or as Lender shall otherwise reasonably require.

(b)
Property Documents. Lender shall have received each of the following additional documents with respect to the Property, in form and substance acceptable to Lender:

(i)
Appraisal. An Appraisal of the Property acceptable to Lender in its sole discretion;

(ii)
Title Policy. Title Policy, together with any endorsements, reinsurance and co-insurance agreements which Lender may require, insuring Lender in the maximum amount of the Loan, that the Security Instrument constitutes a valid first priority Lien upon the Property, subject only to such title exceptions as Lender shall approve in its sole discretion, and otherwise in such form and substance as shall be acceptable to Lender and Lender’s counsel. Such Title Policy shall at all times expressly insure against all mechanics’ liens;

(iii)
Property Reports. Such environmental assessments, studies, reports and investigations on the Property, and/or the soils or groundwaters thereof, prepared by environmental consultants satisfactory to Lender and in form and substance acceptable to Lender and Lender’s counsel in the sole discretion of such Persons;

(iv)
Survey. A current ALTA survey of the Property certified in favor of Lender and otherwise in a form acceptable to Lender and Lender’s counsel in the sole discretion of such Persons;

(v)
Borrower Equity Investment. Evidence reasonably satisfactory to Lender that Borrower has invested not less than $60,600,000 in connection with the acquisition and development of the Property; and

(vi)
Other Required Documents. Such other documents with respect to the Property as are required pursuant to this Agreement or as Lender shall otherwise require.

(c)
Organizational Documents. Lender shall have received such corporate, partnership and limited liability company documents with respect to each Loan Party as Lender shall require, including evidence of authorization and incumbency of all Persons executing the Loan Documents on behalf of any Loan Party;

SCH. 2.6-1

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

(d)
Perfection of Liens. The Security Instrument, the Financing Statements and any other recordable Loan Documents shall have been recorded or filed, as applicable, and Lender shall have a valid, perfected first priority Lien on Borrower’s interest in the Property and on all of the Collateral subject to the Loan Documents;

(e)
Loan Fees. On the Effective Date, Lender shall have received the Loan Origination Fee and any other fees or other amounts then due to Lender under this Agreement and the other Loan Documents, and all reasonably incurred documented out-of-pocket expenses of Lender incurred prior to the Effective Date (including, without limitation, all attorneys’ and appraisers’ fees, environmental review costs, cost engineering expenses, title insurance premiums and endorsement charges), shall have been paid by Borrower;

(f)
Consents and Approvals. Any Government Approvals and any other licenses, permits, consents and approvals of Governmental Authorities, and all corporate, partnership and limited liability company action necessary to enable the Loan Parties to enter into the financing transactions contemplated by this Agreement shall have been obtained and/or taken by such Loan Party (including, without limitation, any required consents of any Members);

(g)
Regulatory Licenses. Lender shall have received confirmation of the Regulatory Licenses;

(h)
Insurance. Lender shall have received evidence that Borrower has obtained all insurance policies and associated coverage amounts required under Article VIII, in each case satisfactory to Lender and issued by insurance companies acceptable to Lender, and loss payable endorsements in form and substance satisfactory to Lender naming Lender as loss payee (as its interests may appear) shall have been delivered to Lender, together with such certificates of insurance and binders as Lender shall require;

(i)
Representations and Warranties. All

(j)
representations and warranties of Borrower contained in this Agreement or the other Loan Documents shall be true and correct in all material respects on the Effective Date; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof;

(k)
Opinions of Counsel. Lender shall have received opinions of counsel for Borrower dated as of the Effective Date as to such matters as Lender shall require, in form and substance satisfactory to Lender and Lender’s counsel;

(l)
Due Diligence. Lender shall have completed its review of the Property and the other Collateral, including, without limitation, any contracts and agreements relating to the Property, and Lender shall have completed such other real estate and legal due diligence investigations as Lender deems necessary, and such review and investigations shall provide Lender with resulting information which, in Lender’s sole discretion, is satisfactory to permit Lender to enter into this Agreement and to make the Loan;

SCH. 2.6-2

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

(m)
Affiliate Fees. Borrower shall have disclosed to Lender, and Lender shall have approved, all Affiliate Fees which have been or will be reimbursed or paid to or paid on behalf of Borrower, any Guarantor or any Affiliate thereof in connection with the acquisition or financing of the Property. All Affiliate Fees shall be deducted from the calculation of the capitalization costs of the financing transaction contemplated by this Agreement for determining the maximum principal amount of the Loan. Without limitation on the foregoing, all Affiliate Fees shall be subordinate to the Loan and shall be terminable by Lender upon the occurrence of an Event of Default;

(n)
Information Certificate. The Loan Parties shall have disclosed to Lender, and Lender shall have approved, all information required to be disclosed on the Information Certificate; and

(o)
Other Documents. Lender shall have received and approved such other documents, materials or information as Lender or its counsel shall reasonably require.

SCH. 2.6-3

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

SCHEDULE 4.1

ORGANIZATION IDENTIFICATION NUMBERS OF THE LOAN PARTIES

Loan Party	Jurisdiction of Organization/ Formation	Organizational Identification Number
Well and Good, Inc.	DE	7015918
TerrAscend NJ LLC	NJ	0450293238
WDB Holding MD, Inc.	MD	D21032016
HMS Processing, LLC	MD	W16745689
HMS Health, LLC	MD	W19151646
HMS Hagerstown, LLC	DE	6345148

SCH. 4.1 -1

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

SCHEDULE 4.3 BORROWER ORGANIZATIONAL CHART

See attached

SCH. 4.3

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

SCHEDULE 4.15 EXISTING LEASES

Borrower	Address	Owner/Landlord, as applicable
TerrAscend NJ LLC	1865 Springfield Avenue Maplewood, NJ 07040	5 Gould LLC
TerrAscend NJ LLC	200 Route 17 South Lodi, NJ 07644	17 RT 200 South Limited Liability Company
TerrAscend NJ LLC	130 Brainards Road, Phillipsburg, NJ 08865	Harmony Land Holdings

SCH. 4.15

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

SCHEDULE 4.15 MATERIAL CONTRACTS

1.
Amended and Restated License and Packaging Agreement dated February 23, 2022 by and among 1L Botanicals LLC, a California limited liability company (“1L Botanicals”), Cookies Creative Consulting & Promotions, Inc., a California corporation (“CCC&P” and, collectively with 1L Botanicals, as “licensor”) and TerrAscend NJ, as licensee (“Cookies License Agreement”).

2.
First Amendment to Amended and Restated License and Packaging Agreement dated July 15, 2022 among 1L Botanicals, CCC&P and TerrAscend NJ in relation to the Cookies License Agreement.

3.
Retail License Agreement dated as of August 18, 2021 between CCC&P and TerrAscend NJ.

4.
The License and Consulting Agreement dated as of August 11, 2022 between The Cima Group LLC, a Colorado limited liability company, as licensor and TerrAscend NJ, as licensee.

5.
The License and Consulting Agreement dated as of August 11, 2022 between The Cima Group LLC, a Colorado limited liability company, as licensor and WDB Holding MD, Inc., as licensee.

6.
Second Amended and Restated Operating Agreement of TerrAscend NJ LLC dated October 7, 2022 among TerrAscend NJ and the existing Members (as defined therein) of TerrAscend NJ as of the Effective Date.

7.
Letter entitled Success Fee Payment dated August 30, 2018 by Well & Good, Inc., to Alex Havenick (“Success Fee Letter Agreement”).

8.
First Amendment to Success Fee Letter Agreement dated November 25, 2020 among Well & Good, Inc. and Alexander Havenick.

9.
Second Amendment to Success Fee Letter Agreement dated July 19, 2021 among Well & Good Inc. and Alexander Havenick.

10.
Third Amendment to Success Fee Letter Agreement dated October 7, 2022 among Well & Good Inc. and Alexander Havenick.

11.
Assignment of Membership Interests by Blue Marble Ventures LLC, a New Jersey limited liability company in favor of BWH NJ LLC, a New Jersey limited liability

SCH. 4.15 -1

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

company effective as of March 24, 2022.

SCH. 4.15 -2

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

12.
Commercial Lease dated as of November 2020 by and between 17 RT 200 South Limited Liability Company, as landlord and TerrAscend NJ, as tenant in respect of the retail store located at 200 NJ-17, Lodi, New Jersey.

13.
Lease Agreement dated as of July 31, 2020 by and between 5 Gould LLC, as landlord and TerrAscend NJ, as tenant in respect of premises located at 1865 Springfield Avenue, Maplewood, NJ (“Maplewood Lease”).

14.
Amendment to Maplewood Lease dated August 26, 2022.

15.
Subordinated promissory note dated October 7, 2022 among TerrAscend NJ, Canadian Parent and NJ Partners.

16.
Subordination and Intercreditor Agreement among Lender, NJ Partners and TerrAscend NJ dated October 7, 2022, as amended, restated, supplemented or modified from time.

17.
Second priority mortgage Lien on the NJ Real Property dated October 7, 2022 in connection with the Permitted NJ Indebtedness in favor of NJ Partners.

SCH. 4.15 -3

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

SCHEDULE 4.16 AFFILIATE FEES

1.
The Borrowers pay certain Affiliate Fees in connection with certain shared services expenses of the Northeast division of TerrAscend Group that are incurred pro rata based on revenue of each operation in PA, MD and NJ with each party contributing at a minimum 20% of such shared services expenses in accordance with that certain Shared Services Agreement dated October 7, 2022 among IHC Management LLC, a Delaware limited liability company, Ilera Healthcare LLC, a Pennsylvania limited liability company, HMS Health, LLC, and each of its subsidiaries, affiliates, successors and related entities and TerrAscend NJ LLC, a New Jersey limited liability company.

2.
Letter entitled Success Fee Payment dated August 30, 2018 by Well & Good, Inc., to Alex Havenick (“Success Fee Letter Agreement”).

3.
First Amendment to Success Fee Letter Agreement dated November 25, 2020 among Well & Good, Inc. and Alexander Havenick.

4.
Second Amendment to Success Fee Letter Agreement dated July 19, 2021 among Well & Good Inc. and Alexander Havenick.

5.
Third Amendment to Success Fee Letter Agreement dated October 7, 2022 among Well & Good Inc. and Alexander Havenick.

6.
Second Amended and Restated Operating Agreement of TerrAscend NJ LLC dated October 7, 2022 among TerrAscend NJ and the existing Members (as defined therein) of TerrAscend NJ as of the Effective Date.

SCH. 4.16

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

SCHEDULE 4.23 REGULATORY LICENSES

Borrower	License Type	Property	Regulatory Body
TerrAscend NJ LLC	License to Operate a Cannabis Business for the Purpose of Cultivator	130 Old Denville Road Boonton, NJ 07005	State of New Jersey Cannabis Regulatory Commission
TerrAscend NJ LLC	License to Operate a Cannabis Business for the Purpose of Manufacturer	130 Old Denville Road Boonton, NJ 07005	State of New Jersey Cannabis Regulatory Commission
TerrAscend NJ LLC	Permit to Operate an Alternative Treatment Center for the purpose of cultivating and processing medicinal marijuana	130 Old Denville Road Boonton, NJ 07005	State of New Jersey Cannabis Regulatory Commission

SCH. 4.23 -1

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

Borrower	License Type	Property	Regulatory Body
Terrascend NJ LLC	Permit to Operate an Alternative Treatment Center for the purpose of dispensing medicinal marijuana	1865 Springfield Avenue Maplewood, NJ 07040	State of New Jersey Cannabis Regulatory Commission
Terrascend NJ LLC	Permit to Operate an Alternative Treatment Center for the purpose of dispensing medicinal marijuana	55 South Main Street Phillipsburg, NJ 08865	State of New Jersey Cannabis Regulatory Commission
Terrascend NJ LLC	Permit to Operate an Alternative Treatment Center for the purpose of dispensing medicinal marijuana	200 NJ-17, Lodi, NJ 07644	State of New Jersey Cannabis Regulatory Commission
HMS Health, LLC	License to Cultivate Cannabis	4106 Harvard Place, Unit B2, Frederick, MD 21703	Maryland Medical Cannabis Commission
HMS Health, LLC	License to Cultivate Cannabis (conditional)	273 East Memorial Blvd. Hagerstown, MD 21740	Maryland Medical Cannabis Commission

SCH. 4.23 -2

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

SCH. 4.23 -3

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

Borrower	License Type	Property	Regulatory Body
HMS Processing, LLC	License to Process Cannabis	273 East Memorial Blvd. Hagerstown, MD 21740	Maryland Medical Cannabis Commission

SCH. 4.23 -4

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

SCHEDULE 6.7 EXISTING PARENT INDEBTEDNESS

1.
In connection with that certain Loan Agreement, dated as of February 4, 2020 (as amended, amended and restated, supplemented or otherwise modified from time to time), between TerrAscend Canada Inc., a corporation incorporated under the laws of the Province of Ontario, as borrower, and Canopy Rivers Corporation, a corporation incorporated under the federal laws of Canada, as lender (“CRC”), Canadian Parent has issued a Warrant, dated as of February 4, 2020, to CRC, pursuant to which CRC has a right to purchase up to 2,225,714 shares of Common Stock of Canadian Parent upon the Exercise Period Start Date (as defined therein).

2.
In connection with a mortgage granted by TerrAscend Canada Inc., as mortgagor, to and in favor of Kingsett Mortgage Corporation (“Kingsett”), as mortgagee, Canadian Parent entered into that certain Guarantee, made as of June 19, 2020 (as amended, amended and restated, supplemented or otherwise modified from time to time) in favor of Kingsett, as lender.

3.
Canadian Parent and American Parent are parent guarantors, and American Parent provides a pledge of 100% of its Equity Interests in WDB Holding PA, Inc. pursuant to that certain Credit Agreement dated as of December 18, 2020 (as amended, amended and restated, supplemented or otherwise modified from time to time), between WDB Holding PA, Inc., a Delaware corporation, as borrower, Canadian Parent, American Parent, the other subsidiary guarantors party thereto from time to time, the lenders party thereto and Acquiom Agency Services LLC, as agent.

4.
In connection with that certain Credit Agreement, dated as of November 22, 2021, among certain subsidiaries and/or affiliates of Canadian Parent and/or American Parent, as borrowers, the guarantors from time to time party thereto, the lenders from time to time party thereto and Chicago Atlantic Admin, LLC, a Delaware limited liability company (“Chicago Admin”); (i) American Parent provided that certain General Continuing Guaranty, dated as of August 10, 2022 (as amended, restated, supplemented or otherwise modified from time to time), in favor of Chicago Admin.

5.
In connection with that certain (i) Secured Promissory Note, effective as of August 22, 2022, by Spartan Partners Properties, LLC, a Michigan limited liability company, as borrower (“Spartan”) in favor of Kisa Pinnacle Holdings LLC, a Michigan limited liability company (“Kisa”), in the principal sum of $5,300,000, executed in consideration for the transactions contemplated by an Agreement of Purchase and Sale, dated as of April 14, 2022, between Spartan and Kisa, as seller; and (ii) Secured Promissory Note effective as of August 22, 2022, by Spartan in favor of Kisa, in the principal sum of $4,700,000, executed in consideration for the transactions contemplated by an Asset Purchase Agreement, dated as of April 14, 2022, between Spartan and Kisa, as seller, the Canadian Parent, as entered into that certain Guaranty, dated as of August 22, 2022 (as amended,

SCH. 6.7 -1

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

amended and restated, supplemented or otherwise modified from time to time) in favor of

SCH. 6.7 -2

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

Kisa, pursuant to which Canadian Parent agrees to guaranty the indebtedness described therein.

6.
Guaranty by TerrAscend Corp. in respect of obligations of WDB Holding MD, Inc. pursuant to that certain Purchase Agreement dated as of November 5, 2020 among WDB Holdings MD, Inc., as buyer, Canadian Parent, as Buyer Parent, and Curaleaf, Inc., as seller.

SCH. 6.7 -3

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

SCHEDULE 6.20 ACCOUNTS

SCH. 6.20

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

SCHEDULE 6.24

POST-CLOSING OBLIGATIONS

1.
Lodi and Maplewood - Borrower shall obtain and deliver to Lender on or before the date that is sixty (60) days after the Effective Date (a) a final certificate of occupancy for the Maplewood Assets and (b) a final certificate of occupancy for the Lodi Assets.

2.
Regulatory Licenses - Borrower shall deliver to Lender copies of any and all required Governmental Approvals, including but not limited to all Regulatory Licenses, required to operate a Cannabis Business as part of the Harmony Assets, prior to the commencement of any such operation.

3.
Lease Termination - Borrower shall deliver to Lender within twenty (20) Business Days after the Effective Date a termination of the lease agreement for the Frederick, MD facility.

4.
Phillipsburg - Borrower shall deliver to Lender within forty-five (45) days after the Effective Date a copy of the final certificate of occupancy for the NJ Real Property located in Phillipsburg, NJ.

5.
Insurance Endorsements - Borrower to provide to Lender within 45 days after the Effective Date (a) 30 days’ notice of cancellation endorsement as evidenced on all certificates of insurance including the premium finance agreement and

(b) additional insured endorsements as evidenced on all certificates of insurance.

6.
Insurance Premiums - all additional insurance premiums required to be paid in connection with changes to insurance policies required by Lender as of the Effective Date shall be paid by the Loan Parties within 10 days after the date each such change was implemented or bound by the insurer.

7.
Immediate Repairs - Borrower shall complete the following repairs within 180 days of the Effective Date except for the current inspection tags item below, which shall be completed within 30 days after the Effective Date:

a.
Phillipsburg:

i.
Roof drainage appeared clogged and needs clearing - $2,500

ii.
Suspect water damage was observed at damaged drywall above a window on the mezzanine level. Approximately a 3' by 2' area above an arched window in need of moisture remediation, drywall repair and repainting. - $1,200

SCH. 6.24

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

b.
Boonton:

i.
Areas of linear cracking, map cracking and deterioration were observed on the asphalt pavement. Repair of the damaged areas and crack sealing is recommended. - $3,600

ii.
Current inspection tags were not observed on the main control panel. Necessary inspection by a licensed professional and display of current inspection tags is recommended. - $1,000 within 30 days of closing

8.
Blocked Account - Borrower shall establish the Blocked Account and execute and deliver to Lender, and cause Blocked Account Bank to execute and deliver to Lender, the Control Agreement, in form and substance reasonably satisfactory to Lender within fifteen (15) days after the Effective Date.

9.
Boonton Lien Release - Borrower shall provide evidence to Lender of the release of the approximately $20,000 Lien affecting the NJ Real Property located in Boonton, New Jersey within 5 days after the Effective Date.

10.
Estoppel Certificates - Within 10 days after the Effective Date, Borrower shall request the landlords at the Lodi Assets, Maplewood Asses and the Harmony Assets to provide estoppel certificates with respect to the leases of such facilities. The failure to obtain any such estoppel certificates shall not constitute a default or Event of Default hereunder.

11.
Boonton Odor Violations - Within 60 days after the Effective Date, Borrower shall provide documentation that Administrative Order and Notice of Civil Administrative Penalty Assessment Nos. PEA210002 and PEA210003, issued by the New Jersey Department of Environmental Protection (“DEP”), have been resolved to the satisfaction of DEP. In the event that such Administrative Orders are not resolved within 60 days, Borrower shall provide evidence that it is taking best efforts to resolve the outstanding violations; that the delay is not caused by Borrower; and that Borrower is making progress towards such resolution. Borrower shall also provide timely updates, no less than once per quarter, regarding the status of its administrative hearing to resolve Administrative Order and Notice of Civil Administrative Penalty Assessment No. PEA220001 issued by DEP, and provide any orders, agreements and/or judgments associated with such administrative order once they become available. In the event that DEP takes enforcement action pursuant to the aforementioned Administrative Order and Notice of Civil Administrative Penalty Assessments that has a Material Adverse Effect or a material adverse effect on the ability to operate the Boonton Assets, such action shall be considered an Event of Default.

SCH. 6.24

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

SCHEDULE 7.1 DESCRIPTION OF CONSTRUCTION WORK

-
Door hardware
-
Final clean
-
Receipt of Certificate of Occupancy

SCH. 7.1

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

SCHEDULE 7.2

APPROVED CONSTRUCTION BUDGET1

1 NTD: Borrower to provide.

SCH. 7.2

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

SCHEDULE 11.1

LIST OF DISQUALIFIED LENDERS

Name
1933 Industries, Inc. and any of its Affiliates
4Front Ventures Corp. and any of its Affiliates
Ascend Wellness Holdings Inc and any of its Affiliates
Ayr Wellness Inc Sub Ltd and any of its Affiliates
C21 Investments, Inc. and any of its Affiliates
Cansortium, Inc. and any of its Affiliates
Captor Capital Corp. and any of its Affiliates
Columbia Care Inc and any of its Affiliates
Cresco Labs Inc. and any of its Affiliates
Curaleaf Holdings Inc and any of its Affiliates
Flower One Holdings, Inc. and any of its Affiliates
Glass House Brands Inc and any of its Affiliates
Green Thumb Industries Inc and any of its Affiliates
Jushi Holdings Inc. and any of its Affiliates
MariMed Inc. and any of its Affiliates
Medicine Man Technologies Inc. and any of its Affiliates
MedMen Enterprises, Inc. and any of its Affiliates
Planet 13 Holdings Inc and any of its Affiliates
Planet 13 Holdings, Inc. and any of its Affiliates
SLANG Worldwide, Inc. and any of its Affiliates
Stateside Holdings, Inc. and any of its Affiliates
TILT Holdings, Inc. and any of its Affiliates
TPCO Holding Corp. and any of its Affiliates
Trulieve Cannabis Corp and any of its Affiliates
Unrivaled Brands, Inc. and any of its Affiliates
Verano Holdings and any of its Affiliates
AFC Gamma, Inc. and any of its Affiliates Measure 8 Venture Partners and any of its Affiliates

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

SCH. 11.1

313271651.15

Loan # 002069

Loan Agreement - TerrAscend

EXHIBIT A

FORM OF DISBURSEMENT REQUEST PELORUS FUND REIT, LLC

124 Tustin Avenue, Suite 200 Newport Beach, CA 92663 Attn: Lee Scholtz

Email: lee@pelorusequitygroup.com

Re: (“Borrower”) Loan # (“Loan”)

Ladies and Gentlemen:

Pursuant to the terms of that certain Loan Agreement dated as of [ ], 202_ (the “Loan Agreement”), and the representations, warranties and covenants set forth therein and herein, Borrower hereby submits a disbursement request for the amount of $[ ]. Initially capitalized terms used but not defined herein shall have the same meanings as in the Loan Agreement

This disbursement request (this “Request”) shall be deemed to be a representation by Borrower and the person/entity signing this Request in its capacity as authorized representative of Borrower (in the case of the person/entity signing this Request, to person’s/entity’s knowledge) that: (a) no Event of Default or Default has occurred or will exist upon the making of the disbursement requested herein; (b) the representations and warranties contained in the Loan Agreement and in the other Loan Documents are, as of the date hereof, true, correct and complete in all material respects; (c) all information set forth in this Request and on any exhibit attached hereto is true, correct and complete in all material respects; and (d) all conditions precedent to the disbursement to be made in connection with this Request as required under the Loan Agreement and the other Loan Documents have been satisfied.

This Request is submitted as of , 20 .

[BORROWER], a [ ]

By: Name: Title:

313271651.15

EXHIBIT A-1

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of [ ] (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among TERRASCEND NJ LLC a New Jersey limited liability company (“TerrAscend NJ”), HMS HAGERSTOWN, LLC a Delaware limited liability company (“MD Propco”), HMS PROCESSING, LLC, a Maryland limited liability company (“MD Opco 1”), HMS HEALTH, LLC, a Maryland limited liability company (“MD Opco 2” and, together with MD Opco 1, individually and collectively, as the context may require, “MD Opco”; each of TerrAscend NJ, MD Propco and MD Opco are referred to herein individually and collectively, as the context may require, as “Borrower”), TERRASCEND CORP., an Ontario corporation (“Canadian Parent”), TERRASCEND USA, INC., a Delaware corporation (“American Parent” and, together with Canadian Parent, individually and collectively, as the context may require, “Parent”), WELL AND GOOD, INC., a Delaware corporation, and WDB HOLDING MD, INC., a Maryland corporation (Well and Good, Inc., and WDB Holding MD, Inc. are referred to herein individually and collectively, as the context may require, as “Guarantor”), and PELORUS FUND REIT, LLC, a Delaware limited liability company (together with its successors and/or assigns, “Lender”), and each lender from time to time party thereto.

Pursuant to the provisions of Section 2.15 of the Credit Agreement, the undersigned hereby certifies that

(i) it is the sole record and beneficial owner of the Loan (as well as any Note evidencing such Loan) in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a “10 percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Borrower with a certificate of its non-U.S. Person status on IRS Form W- 8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform the Borrower, and (2) the undersigned shall have at all times furnished the Borrower with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By: Name:

Title:

Date: , 20[ ]

313271651.15

EXHIBIT A-2

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of [ ] (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among TERRASCEND NJ LLC a New Jersey limited liability company (“TerrAscend NJ”), HMS HAGERSTOWN, LLC a Delaware limited liability company (“MD Propco”), HMS PROCESSING, LLC, a Maryland limited liability company (“MD Opco 1”), HMS HEALTH, LLC, a Maryland limited liability company (“MD Opco 2” and, together with MD Opco 1, individually and collectively, as the context may require, “MD Opco”; each of TerrAscend NJ, MD Propco and MD Opco are referred to herein individually and collectively, as the context may require, as “Borrower”), TERRASCEND CORP., an Ontario corporation (“Canadian Parent”), TERRASCEND USA, INC., a Delaware corporation (“American Parent” and, together with Canadian Parent, individually and collectively, as the context may require, “Parent”), WELL AND GOOD, INC., a Delaware corporation, and WDB HOLDING MD, INC., a Maryland corporation (Well and Good, Inc., and WDB Holding MD, Inc. are referred to herein individually and collectively, as the context may require, as “Guarantor”), and PELORUS FUND REIT, LLC, a Delaware limited liability company (together with its successors and/or assigns, “Lender”), and each lender from time to time party thereto.

Pursuant to the provisions of Section 2.15 of the Credit Agreement, the undersigned hereby certifies that

(i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a “10 percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that

(1) if the information provided in this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By: Name:

Title:

Date: , 20[ ]

313271651.15

EXHIBIT A-3

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of [ ] (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among TERRASCEND NJ LLC a New Jersey limited liability company (“TerrAscend NJ”), HMS HAGERSTOWN, LLC a Delaware limited liability company (“MD Propco”), HMS PROCESSING, LLC, a Maryland limited liability company (“MD Opco 1”), HMS HEALTH, LLC, a Maryland limited liability company (“MD Opco 2” and, together with MD Opco 1, individually and collectively, as the context may require, “MD Opco”; each of TerrAscend NJ, MD Propco and MD Opco are referred to herein individually and collectively, as the context may require, as “Borrower”), TERRASCEND CORP., an Ontario corporation (“Canadian Parent”), TERRASCEND USA, INC., a Delaware corporation (“American Parent” and, together with Canadian Parent, individually and collectively, as the context may require, “Parent”), WELL AND GOOD, INC., a Delaware corporation, and WDB HOLDING MD, INC., a Maryland corporation (Well and Good, Inc., and WDB Holding MD, Inc. are referred to herein individually and collectively, as the context may require, as “Guarantor”), and PELORUS FUND REIT, LLC, a Delaware limited liability company (together with its successors and/or assigns, “Lender”), and each lender from time to time party thereto.

Pursuant to the provisions of Section 2.15 of the Credit Agreement, the undersigned hereby certifies that

(i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect to such participation, neither the undersigned nor any of its direct or indirect partners/members is a “bank” extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a “10 percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and

(v) none of its direct or indirect partners/members is a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption:

(i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By: Name:

Title:

313271651.15

Date: , 20[ ]

313271651.15

EXHIBIT A-4

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of [ ] (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among TERRASCEND NJ LLC a New Jersey limited liability company (“TerrAscend NJ”), HMS HAGERSTOWN, LLC a Delaware limited liability company (“MD Propco”), HMS PROCESSING, LLC, a Maryland limited liability company (“MD Opco 1”), HMS HEALTH, LLC, a Maryland limited liability company (“MD Opco 2” and, together with MD Opco 1, individually and collectively, as the context may require, “MD Opco”; each of TerrAscend NJ, MD Propco and MD Opco are referred to herein individually and collectively, as the context may require, as “Borrower”), TERRASCEND CORP., an Ontario corporation (“Canadian Parent”), TERRASCEND USA, INC., a Delaware corporation (“American Parent” and, together with Canadian Parent, individually and collectively, as the context may require, “Parent”), WELL AND GOOD, INC., a Delaware corporation, and WDB HOLDING MD, INC., a Maryland corporation (Well and Good, Inc., and WDB Holding MD, Inc. are referred to herein individually and collectively, as the context may require, as “Guarantor”), and PELORUS FUND REIT, LLC, a Delaware limited liability company (together with its successors and/or assigns, “Lender”), and each lender from time to time party thereto.

Pursuant to the provisions of Section 2.15 of the Credit Agreement, the undersigned hereby certifies that

(i) it is the sole record owner of the Loan (as well as any Note evidencing such Loan) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan (as well as any Note evidencing such Loan), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a “bank” extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a “10 percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform the Borrower, and (2) the undersigned shall have at all times furnished the Borrower with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

313271651.15

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By: Name:

Title:

Date: , 20[ ]

313271651.15

EXHIBIT B

DEFINITION OF “SPECIAL PURPOSE ENTITY”

“Special Purpose Entity” means a Person, other than an individual, which, since the date of its formation and at all times prior to, on and after the date thereof, has complied with and shall at all times comply with the following requirements:

(a)
Was, is and will be formed solely for the purpose of acquiring, developing, owning, holding, selling, leasing, transferring, exchanging, financing, managing and operating the Property and any lawful business that is incident, necessary and appropriate to accomplish the foregoing;

(b)
Is not, and will not be engaged in any business unrelated to acquiring, developing, owning, holding, selling, leasing, transferring, exchanging, financing managing and operating the Property and any lawful business that is incident, necessary and appropriate to accomplish the foregoing;

(c)
Does not have and will not have any assets other than those related to the

Property;

(d)
Is not engaged in, sought or consented to, and will, to the fullest extent permitted by law, not engage in, seek or consent to, (i) any dissolution, winding up, liquidation, consolidation, merger, or sale of all or substantially all of its assets, (ii) except as permitted under the terms of this Agreement, any transfer of partnership or membership interests (if such entity is a general partner in a limited partnership or a member in a limited liability company), or (iii) any amendment of its limited partnership agreement, articles of incorporation, articles of organization, certificate of formation or operating agreement (as applicable) with respect to the matters set forth in this definition without the written consent of Lender;

(e)
Is, and intends to remain solvent and has paid and intends to continue to pay its debts and liabilities (including, as applicable, shared personnel and overhead expenses) from its assets as the same have or shall become due, and has maintained, is currently maintaining and will endeavor to maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

(f)
Will not fail, to correct any known misunderstanding regarding the separate identity of such entity;

(g)
Will maintain its accounts, financial statements, books, and records separate from any other Person and has not permitted, and will not permit, its assets to be listed as assets on the financial statement of any other entity (provided that Borrower’s assets may be included in a consolidated financial statement of its Affiliates provided that (i) appropriate notation shall be made on such consolidated financial statements to indicate the separateness of Borrower and such Affiliates and to indicate that Borrower’s assets and credit are not available to satisfy the debts and other obligations of such Affiliates or any other Person, and (ii) such assets shall be listed on Borrower’s own separate balance sheet);

(h)
Files its own tax returns, except to the extent that it (i) is required to file consolidated tax returns by law, or (ii) is treated as a disregarded entity for federal or state tax purposes;

(i)
Other than as provided in this Agreement, (i) does not and will not commingle, its funds or assets with those of any other Person and (ii) does not and will not participate in any cash management system with any other Person;

(j)
Holds and will hold its assets in its own name;

(k)
Will not acquire obligations or securities of its partners, members or shareholders or any other Affiliate;

(l)
Will allocate, fairly and reasonably, any overhead expenses that are shared with any Affiliate, including paying for shared office space and services performed by any employee of an Affiliate;

(m)
Maintains and uses, and will maintain and use, invoices and checks bearing its name, and all invoices, and checks utilized by such Person or utilized to collect its funds or pay its expenses have borne and shall bear its own name and have not borne and shall not bear the name of any other entity unless such entity is clearly designated as being such Person’s agent;

(n)
Conducts and will conduct its business in its name or in a name franchised or licensed to it by an entity other than an Affiliate of Borrower, and has held itself out and identified itself, and will hold itself out and identify itself, as a separate and distinct entity under its own name or in a name franchised or licensed to it by an entity other than an Affiliate of Borrower and not as a division or part of any other Person, except in each case for services rendered under a business management services agreement with an Affiliate that complies with the terms contained in clause (x) below, so long as the manager, or equivalent thereof, under such business management services agreement holds itself out as an agent of Borrower;

(o)
Maintains and will maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any other Person;

(p)
Will not identify its constituent partners, members or shareholders (as applicable), or any Affiliate of any of them, as a division or part of it, and has not identified itself, and shall not identify itself, as a division of any other Person;

(q)
Will not enter into or be a party to, any transaction with its partners, members, shareholders or Affiliates except (i) in the ordinary course of its business and on terms which are intrinsically fair, commercially reasonable and are no less favorable to it than would be obtained in a comparable arm’s-length transaction with an unrelated third party, (ii) in accordance with the NJ Operating Agreement or (iii) to the extent permitted by the term of this Agreement;

(r)
Does not have and will not have any obligation to indemnify, and has not indemnified and will not indemnify, its partners, officers, directors, managers or members, as the case may be, unless such an obligation was and is fully subordinated to the Obligations and will not constitute a claim against such Person in the event that cash flow in excess of the amount required to pay the Obligations is insufficient to pay such obligation;

(s)
Will not consent to any other Person (i) operating its business in the name of such Special Purpose Entity, (ii) acting in the name of such Special Purpose Entity, (iii) using such Special Purpose Entity’s stationery or business forms, (iv) holding out its credit as being available to satisfy the obligations of such Special Purpose Entity, (v) having contractual liability for the payment of any of the liabilities of such Special Purpose Entity (except pursuant to the limited extent provided under the Loan Documents), or (vi) failing to at all times specify to all relevant third parties that it is acting in a capacity other than as the applicable Special Purpose Entity.